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                                                                   EXHIBIT 10.14

                            ASSET PURCHASE AGREEMENT

                                 EXHIBIT 3(C)(1)

                               GUARANTY AGREEMENT

         THIS LIMITED RECOURSE GUARANTY AGREEMENT (AS AMENDED, MODIFIED or supplemented from time to time, this "Guaranty") is made as of March 21, 2001 between NATURAL GAS SERVICES GROUP, INC., a Colorado corporation (the "Guarantor"), and GREAT LAKES COMPRESSION, INC., a Michigan corporation ("Seller").

         Natural Gas Acquisition Corporation, a Colorado corporation (the "Buyer"), proposes to enter into an Asset Purchase Agreement dated as of the date hereof with the Seller (as the same may be amended from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations under such Agreement or any successor agreement, the "Asset Purchase Agreement"). In order to induce the Seller to enter into the Asset Purchase Agreement, the Guarantor will guaranty the obligations of the Buyer to the Seller under the Asset Purchase Agreement and the Collateral Documents (as defined in the Asset Purchase Agreement), subject to the limitations hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

Section 1. Definitions and Interpretation. Terms used in this Guaranty which are defined in the Asset Purchase Agreement shall, for the purpose of this Guaranty, have the meanings set forth in the Asset Purchase Agreement. Unless the context indicates otherwise, words used in this Guaranty in the singular number shall be deemed to include words in the plural number, and vice versa, and words in one gender shall be deemed to include words in the other genders. The section headings are for convenience only and neither limit nor amplify the provisions of this Guaranty.

Section 2. Guaranty.

         (a) Guaranty of Buyer's Obligations. Subject to the limitations set forth in Section 2(b),the Guarantor agrees as follows:

                  (i) The Guarantor hereby unconditionally guarantees to the Seller (A) the full and prompt payment when due (whether at maturity, by acceleration or otherwise) of all sums due by the Buyer under the Purchase Money Documents, including, without limitation, payment of the Deferred Purchase Price and all interest thereon in accordance with the terms of the Asset Purchase Agreement, and (B) the full and prompt performance by the Buyer of its other obligations under the Purchase Money Documents.


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                  (ii) This is a guaranty of payment and performance and not merely of collection. If the Buyer shall default in the payment of the Deferred Purchase Price of or interest thereon, or if there shall be a default in the performance of any of its other obligations, the Guarantor, upon demand of the Seller, shall promptly pay the Seller any amount due the Seller or perform the obligation which is in default, and the Seller shall not be required to proceed against the Buyer or any collateral for the Deferred Purchase Obligations before enforcing this Guaranty against the Guarantor. Each failure on the part of the Buyer or the Guarantor (each an "Obligor") to make a payment or perform any other obligation shall give rise to a separate cause of action hereunder.

                  (iii) The Guarantor shall pay all costs, including court costs and reasonable attorney's fees, paid or incurred by the Seller in collecting any amount due the Seller or in performing any defaulted obligation.

         (b) Limitations on Guaranty. Notwithstanding anything contained in this Guaranty to the contrary, the obligations of the Guarantor under this Guaranty shall not be personal obligations of the Guarantor, and the Seller's sole recourse in satisfaction of such obligations shall be to proceed against the Pledged Collateral under the Stock Pledge Agreement and to exercise its other rights and remedies available under the Stock Pledge Agreement, the other Collateral Documents and the Asset Purchase Agreement. The foregoing limitation of the Guarantor's liability shall apply to each and every covenant, representation, warranty and other obligation of the Guarantor under this Guaranty.

Section 3. Guaranty Unconditional. The obligations of the Guarantor hereunder shall be absolute, continuing and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

         (a) any extension, renewal, compromise, settlement, substitution, exchange, waiver or release of any of the obligations of any other Obligor under any of the Purchase Money Documents;

         (b) any amendment, modification or supplement to the Asset Purchase Agreement or any Collateral Document;

         (c) any failure to perfect a lien granted by any of the Collateral Documents with respect to any of the Collateral or any other collateral for the Deferred Purchase Obligations, the release in whole or in part of any such lien or the release, substitution or exchange of any Collateral or other collateral for the Deferred Purchase Obligations;

         (d) any change in the structure, existence or ownership of the Buyer, or the filing or entry of a final order in any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Buyer or its assets or releasing any Obligor from any of its obligations under any of the Purchase Money Documents;

         (e) the existence of any claim, set-off or other right which the Guarantor or the Buyer (separately or jointly) may have at any time against the Buyer, the Seller or any


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     other Obligor, whether arising from the execution of any of the Purchase
     Money Documents or otherwise; provided that nothing contained herein shall prevent the assertion of such a claim in a separate suit;

         (f) the unenforceability, for any reason, of any of the obligations of any other Obligor under any of the Purchase Money Documents;

         (g) the failure of the Seller (A) to file or enforce a claim against any other Obligor (or its estate in a bankruptcy or other proceeding); (B) to give notice of the creation or incurrence by any other Obligor of any new or additional indebtedness under the Purchase Money Documents; (C) to commence any action against any Obligor; (D) to disclose to the Guarantor any facts which the Seller may now or hereafter know with regard to the Collateral; and (E) to proceed with due diligence to collect any amount due to it under any of the Purchase Money Documents or to realize upon any of the Collateral; or

         (h) any other act, failure to act or delay of any kind by the Buyer, any other Obligor or the Seller which might, but for the provisions of this
    Section 3, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

Section 4. (Intentionally Omitted).

Section 5. Discharge; Reinstatement in Certain Circumstances. This Guaranty shall remain in full force and effect until the entire amount of the Deferred Purchase Price and all interest thereon and all of the Buyer's other obligations under the Purchase Money Documents shall have been paid or performed in full. If at any time any payment or performance by the Buyer under any of the Purchase Money Documents is rescinded or is required to be restored or returned because of insolvency, bankruptcy, reorganization or otherwise, the Guarantor's obligations hereunder with respect to such payment or performance shall be reinstated as though such payment had been due or performance required, but not paid or performed, at the time of such rescission or requirement. The Guarantor agrees that payment or performance of any of the Buyer's obligations or other acts which toll any statute of limitations applicable to such obligations shall also toll the statute of limitations applicable to the Guarantor's liability hereunder.

Section 6. Subordination of Subrogation Rights, etc. The Guarantor agrees that any rights the Guarantor may have now or in the future to be subrogated at any time to any of the Seller's rights and remedies under the Purchase Money Documents and any right to indemnification, contribution or reimbursement that the Guarantor may have against the Buyer shall be fully subordinated to the Seller's rights under the Purchase Money Documents, and no such right of subrogation, indemnification, contribution or reimbursement shall be enforced until all of the Deferred Purchase Obligations have been fully paid or performed.

Section 7. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Buyer pursuant to the Purchase Money Documents is stayed upon insolvency or bankruptcy, such amount and all other amounts subject to acceleration


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    under the terns of the Purchase Money Documents shall, nevertheless, be payable by the Guarantor on demand by the Seller.

Section 8. Rights of Seller Not Impaired. No act or omission of any kind or at any time upon the part of the Seller in respect of any matter whatsoever shall in any way affect or impair the rights of the Seller to enforce any right, power or benefit of the Seller under this Guaranty, and no set-off, claim, diminution of any obligation or defense of any kind or nature which the Guarantor has or may have against the Seller shall be available against the Seller in any suit or action brought by the Seller to enforce any of is rights under this Guaranty. Nothing in this Guaranty shall be construed as a waiver by any of the Guarantor of any rights or claims it may have against the Seller under this Guaranty or otherwise, but any recovery upon such rights and claims shall be had from the Seller separately, it being the intent of this Guaranty that the Guarantor shall be unconditionally and absolutely obligated to perform fully all of its obligations hereunder for the benefit of the Seller.

Section 9. Distributions to Guarantor. Upon any dissolution, winding-up, liquidation or reorganization of the Buyer, any payment or distribution of assets of any kind or character, whether in cash, property or securities, to which the Guarantor would be entitled shall be paid or delivered directly to the Seller to be applied to the payment of the Buyer's obligations under the Purchase Money Documents before any payment or distribution is made to the Guarantor. If, notwithstanding the foregoing, the Guarantor shall receive any dividend, payment or distribution of assets of the Buyer to which it is not entitled under the provisions of this Section, the Guarantor will hold such payment in trust for the benefit of the Seller and will forthwith turn such payment over to the Seller to be applied to the payment of the Buyer's obligations under the Purchase Money Documents.

Section 10. Representations of Guarantor. The Guarantor hereby represents and warrants the following to the Seller:

         (a) Corporate Existence and Power. The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of Colorado, and has all corporate powers and material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Guarantor and each Subsidiary is duly qualified as a foreign corporation, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of the Guarantor and its Consolidated Subsidiaries, considered as a whole. Attached hereto as Exhibit A is an accurate and complete list of all of the Subsidiaries of the Guarantor as of the date hereof.

         (b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Guarantor of this Guaranty are within its corporate power, have been duly authorized by all necessary corporate action, require no


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    action by or in respect of, or filing with, any governmental body agency or official and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of the articles of incorporation or by-laws of the Guarantor or of any agreement that has not been waived by all necessary parties, or any judgment, injunction, order, decree or other instrument binding upon or affecting the Guarantor or result in the creation or imposition of any Lien upon any of its assets.

         (c) Valid and Binding Agreement. This Guaranty constitutes a valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (d) Financial Information. The consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of December 31, 1999 and the related consolidated statements of operations and cash flow for the fiscal year then ended, reported on by HEIN + ASSOCIATES, LLP, copies of which have been delivered to the Seller, fairly present, in conformity with GAAP, the consolidated financial position of the Guarantor and its Consolidated Subsidiaries as of such date and their results of operations and changes in financial position for such fiscal year. As of the date of such financial statements, the Guarantor and its Consolidated Subsidiaries did not have any material contingent obligation, contingent liability or liability for Taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in any of such financial statements or notes thereto. Attached hereto as Exhibit B is an accurate and complete list of all Debt of the Guarantor or any of its Subsidiaries outstanding as of the date hereof. Attached hereto as Exhibit C is an accurate and complete list of all Liens on any property or asset of the Guarantor or any of its Subsidiaries as of the date hereof.

         (e) Unaudited Financial Information. The unaudited balance sheet of the Guarantor and its Consolidated Subsidiaries as of December 31, 2000 and the related unaudited statements of income and expense for the 12 months then ended, copies of which have been delivered to the Seller, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in clause (d) of this Section, the financial position of the Guarantor and its Consolidated Subsidiaries as of such date and its results of operations and changes in financial position for such 12-month period (subject to normal year-end adjustments).

         (f) No Material Adverse Change. Since December 31, 2000, there has been no material adverse change in the business, financial position, results of operations or prospects of the Guarantor and its Consolidated Subsidiaries, taken as a whole.

         (g) Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Guarantor threatened against or affecting, the Guarantor or its Subsidiaries before any governmental authority in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial


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     position or results of operations of the Guarantor and its Consolidated
     Subsidiaries or which in any manner draws into question the validity of this Guaranty or any other Purchase Money Document and there is no basis known to the Guarantor for any such action, suit or proceeding.

         (h) Taxes. The Guarantor and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and have paid all Taxes due pursuant to such returns or pursuant to any assessment received by the Guarantor or any Subsidiary. The charges, accruals and reserves on the books of the Guarantor and its Consolidated Subsidiaries in respect of Taxes or other governmental charges are, in the opinion of the Guarantor, adequate.

         (i) Capitalization of Buyer and Subsidiaries. The Guarantor has contributed capital to the Buyer and each of its Subsidiaries that is adequate for the Buyer and each Subsidiary to operate in a prudent and businesslike manner its business of manufacturing, fabricating, selling and leasing natural gas compressors and gas compressor equipment and providing service and maintenance associated therewith.

         (j) Guarantor's Additional Capitalization. On or before the date of this Guaranty, the Guarantor's Subsidiary, NGE Leasing, Inc. (the "Issuer"), has received not less than $1,200,000 from third party accredited investors (the "Investors") and has issued to the Investors the Issues Series A 10% Subordinated Notes due December 31, 2006 in a like aggregate amount and guaranteed by the Guarantor (the "Subordinated Notes"), together with five year warrants to purchase the Guarantor's common stock exercisable at $3.25 per share, all in accordance with the terms of the Confidential Offering Memorandum dated October 31, 2000, as supplemented by Supplement dated December 20, 2000 (the "Offering Memorandum"). The Guarantor has furnished to the Seller a true, correct and complete copy of the Offering Memorandum, which has not been further supplemented or amended. The Offering (as defined in the Offering Memorandum) has not been terminated and has been extended until at least March 31, 2001. In undertaking the Offering, the Guarantor and the Issuer have complied with and are complying with all applicable laws and requirements of governmental authorities, including (without limitation) state and federal securities laws and regulations.

         (k) Subsidiaries. Each of the Guarantor's Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

Section 11. Additional Covenants. For so long so long as any of the Deferred Purchase Obligations remain outstanding, the Guarantor shall comply with the following covenants, terms and conditions:

         (a) Information. Guarantor shall deliver or cause to be delivered to Seller the following:


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                  (i) as soon as available and in any event within 120 days
         after the end of each fiscal year of Guarantor, a consolidated balance sheet of Guarantor and its Consolidated Subsidiaries as of the end of such fiscal year and the related statements of operations and cash flow for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon by an Approved Auditor, which opinion shall state that such financial statements present fairly the financial position of Guarantor and its Consolidated Subsidiaries as of the date of such financial statements and the results of its operations for the period covered by such financial statements in conformity with GAAP applied on a consistent basis (except for changes in the application of which such accountants concur) and shall not contain any "going concern" or like qualification or exception or qualifications arising out of the scope of the audit;

                  (ii) as soon as available and in any event within 30 days after the end of each of the first eleven months of each fiscal year of Guarantor, a balance sheet of Guarantor and its Consolidated Subsidiaries and the related statements of operations and cash flow for such month and for the portion of Guarantor's fiscal year ended at the end of such month, setting forth in each case in comparative form the figures for the corresponding month and the corresponding portion of Guarantor's previous fiscal year, all certified (subject to normal year-end audit adjustments) as complete and correct by the chief financial officer or chief accounting officer of Guarantor;

                  (iii) simultaneously with the delivery of each set of financial statements referred to in clauses (i) and (ii) above, a certificate of the chief financial officer or chief accounting officer of Guarantor, (A) stating whether Buyer has paid all of the Deferred Purchase Price required to be paid as of such date under Section 4(b)(3) of the Asset Purchase Agreement, (B) stating whether there exists on the date of such certificate any Event of Default or Default and, if any Event of Default or any Default then exists, setting forth the details thereof and the action which Guarantor is taking or proposes to take with respect thereto and (C) stating whether, since the date of the most recent previous delivery of financial statements pursuant to clause (i) or (ii) of this Section, there has been any material adverse change in the business, financial position, results of operations or prospects of Guarantor and its Consolidated Subsidiaries, and, if so, the nature of such material adverse change;

                  (iv) as soon as reasonably practicable after obtaining knowledge of the commencement of, or of a material threat of the commencement of, an action, suit or proceeding against Guarantor or any of its Subsidiaries which could materially adversely affect the business, properties, financial position, results of operations or prospects of Guarantor and its Consolidated Subsidiaries or which in any manner questions the validity of the Asset Purchase Agreement, this Guaranty, any Collateral Document or any of the other transactions contemplated hereby or thereby, the nature of such pending or threatened action, suit or proceeding and such additional information as may be reasonably requested by Seller;


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                  (v) promptly after the occurrence of a default or event of default under the loan agreement between Guarantor and Western National Bank, as it may be amended from time to time, or under any other agreement with respect to Debt incurred by Guarantor or any of its Subsidiaries from time to time, a notice that such default or event of default has occurred and setting forth the details thereof and the action which Guarantor is taking or proposes to take with respect thereto; and

                  (vi) from time to time such additional information regarding the financial position, results of operations or business of Guarantor or any of its Subsidiaries as Seller may reasonably request.

Seller will maintain the confidentiality of all such financial information provided by the Guarantor except as Seller may deem necessary or appropriate in enforcing its rights under this Guaranty and the other Purchase Money Documents and except as Seller may be required to disclose by law, including any subpoena or court order.

         (b) Payment of Obligations. Guarantor will pay and discharge, and will cause the Buyer to pay and discharge, as the same shall become due and payable, (i) all its obligations and liabilities, including all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, in any such case, if unpaid, might by law give rise to a Lien upon any of its property or assets, and (ii) all lawful Taxes, assessments and charges or levies made upon it or its property or assets, by any governmental authority, except where any of the items in clause (i) or (ii) above may be diligently contested in good faith by appropriate proceedings, and Guarantor shall have set aside on its books, if required under GAAP, appropriate reserves for the accrual of any such items.

         (c) Maintenance of Property; Insurance. Guarantor will keep and will cause the Buyer to keep, all property useful and necessary in its business in good working order and condition, subject to ordinary wear and tear; will maintain (either in the name of Guarantor or the Buyer or in the name of Seller if required by the Security Agreement) with financially sound and reputable insurance companies, insurance on all its properties in at least such amounts and against at least such risks (and with such risk retentions) as are usually insured against by companies engaged in the same or a similar business; and will furnish to Seller upon request full information as to the insurance carried. In addition to the foregoing general requirements, Guarantor will cause the Buyer to keep the Collateral in such condition and to maintain in effect such insurance on the Collateral as is required by the terms of the Collateral Documents.

         (d) Conduct of Business and Maintenance of Existence. Guarantor will continue, and will cause the Buyer to continue, to engage in business of the same general type as now conducted by Guarantor or the Buyer and will operate its business in a sound and prudent manner. Guarantor will preserve, renew and keep, and will cause the Buyer to preserve, renew and keep, in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of business.


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         (e) Compliance with Laws. Guarantor will comply, and will cause each of its Subsidiaries to comply, with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

         (f) Accounting; Inspection of Property, Books and Records. Guarantor will keep, and will cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to their respective businesses and activities, will maintain, and will cause each of its Subsidiaries to maintain, its fiscal reporting periods on the present basis and will permit, and will cause each of its Subsidiaries to permit, representatives of Seller to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired. Seller will maintain the confidentiality of all such books and records and information disclosed thereby except as Seller may, deem necessary or appropriate in enforcing its rights under this Guaranty and the other Purchase Money Documents and except as Seller may be required to disclose by law, including any subpoena or court order.

         (g) Restricted Payments. The Guarantor will not, and will not permit any of its Subsidiaries to, (i) declare or pay (other than to Guarantor or another Subsidiary) any dividend or other distribution on any shares of Guarantor's or such Subsidiary's capital stock, (ii) make any payment (other than to Guarantor or another Subsidiary) on account of the purchase, redemption, retirement or acquisition of (A) any shares of Guarantor's or such Subsidiary's capital stock (except shares acquired upon the conversion thereof into other shares of its capital stock) or (B) any option, wan-ant or other right to acquire shares of Guarantor's or any Subsidiary's capital stock, (iii) make any payments or loans to directors, officers or shareholders of Guarantor or such Subsidiary other than reasonable salaries and benefits to officers employed on a fulltime basis by Guarantor or such Subsidiary, and other than interest payments required to be made under the terms of the Subordinated Notes, (iv) return or distribute (other than to Guarantor or another Subsidiary) any equity contributions or other types of capital to shareholders of or investors in Guarantor or any of its Subsidiaries, or (v) pay before its stated maturity (including pursuant to any right of prepayment or redemption provided therein) any of the principal amounts of the Subordinated Notes or any other Debt for which Guarantor or any of its Subsidiaries may be liable, other than Debt as may be outstanding from time to time to Western National Bank, it being the intention of the parties that all of the Deferred Purchase Obligations shall have been paid in full before Guarantor or its Subsidiaries shall be permitted to make any of the payments described in this Section 11(g) (other than payments on Debt to Western National Bank).

         (h) Independence of Covenants. All covenants contained herein shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an


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    exception to, or otherwise be within the limitations of another covenant shall not avoid the occurrence of a default if such action is taken or condition exists.

         (i) Completion of Offering; Subordination of Notes. Guarantor will diligently and in good faith use all reasonable efforts to complete as soon as practicable the Offering pursuant to the Offering Memorandum and to cause the Issuer to sell the maximum amount ($3,500,000) of the Subordinated Notes offered thereby by not later than March 31, 2001 or, in lieu thereof, Guarantor will attempt to raise an additional gross amount of $2,500,000 from other debt or equity financing by June 30, 2001. In addition, Guarantor will supplement the Offering Memorandum as necessary to provide that the Subordinated Notes shall be subordinate in right of payment to the Deferred Purchase Obligations. In any event, Guarantor will undertake, and will cause the Issuer to undertake, the Offering in accordance with all applicable laws and requirements of governmental authorities, including, without limitation, all applicable state and federal securities laws.

         (j) Employee Benefits.

                  (i) Certain Definitions. As used in this Section 11, the following terms have the following meanings:

                           "Code" means the Internal Revenue Code of 1986, as
                  amended.

                           "Controlled Group" means all members of a controlled
                  group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Guarantor, are treated as a single employer under Section 414(b) or 414(c) of the Code.

                           "ERISA" means the Employee Retirement Income Security
                  Act of 1974, as amended.

                           "PBGC" means the Pension Benefit Guaranty Corporation
                  or any entity succeeding to any or all of its functions under ERISA.

                           "Plan" means at any time an employee pension benefit
                  plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of a member or members of the Controlled Group or
                  (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                           "Unfunded Vested Liabilities" means, with respect to
                  any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value


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                  of all Plan assets allocable to such benefits, all
                  determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

                  (ii) Compliance with ERISA. Each member of the Controlled Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with provisions of ERISA and the Code presently applicable to each Plan. No member of the Controlled Group has incurred any liability, or has entered into any transaction that is likely to cause any liability to be incurred, to the PBGC or any Plan under Title IV of ERISA. No Lien has been attached and no Person has threatened to attach a Lien on any property of the Guarantor as a result of the Guarantor's failure to comply with ERISA.

                  (iii) Prohibited Transactions. The Guarantor will not at any time permit any Plan to:

                           (A) engage in any "prohibited transaction", as such
                  term is defined in Section 4975 of the Code or in Section 406 of ERISA;

                           (B) incur any "accumulated funding deficiency", as
                  such term is defined in Section 302 of ERISA, whether or not waived; or

                           (C) be terminated in a manner which could result in
                  the imposition of a Lien on the property of the Guarantor pursuant to Section 4068 of ERISA.

                  (iv) Information. The Guarantor will deliver or cause to be delivered to the Seller if and when any member of the Controlled Group
         (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA,or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or
         (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice.

Section 12. Intended Public Offering. Guarantor presently plans to raise additional funds through an initial public offering ("IPO") and agrees that to the extent Buyer has not discharged its obligations under the Purchase Money Documents, the first proceeds of the IPO shall be applied to the unpaid balance of the Deferred Purchase Price plus any accrued interest.

Section 13. Venue; Waiver of Jury Trial. The Guarantor agrees that any suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the Circuit Court of Grand Traverse County, Michigan or in the U.S. District Court for the Western District of

Michigan (assuming such court has jurisdiction), at the option of the Seller, and the Guarantor hereby waives any objection which it may have to such venue and irrevocably submits to the jurisdiction of either of such courts in any such suit, action or proceeding. Nothing herein shall affect the right of the Seller to proceed against the Guarantor in any other jurisdiction. To the extent permitted by law, the Guarantor waives any right it may have to a trial by jury in any action or proceeding to enforce or collect any of the obligations of the Guarantor hereunder or otherwise relating to the Deferred Purchase Obligations or any of the Purchase Money Documents, whether such action or proceeding is instituted by the Seller, the Guarantor or any other party.

Section 14. Successors and Assigns. This Guaranty shall inure to the benefit of and be binding on the parties hereto and their respective heirs, personal representatives, successors and assigns.

Section 15. Severability. If any provision of this Guaranty or the application thereof in any circumstance is held to be unenforceable, the remainder of this Guaranty shall not be affected thereby and shall remain enforceable and in full force and effect.

Section 16. Applicable Law. This Guaranty shall be governed by the laws of Michigan.

Section 17. Notices, Demands and Requests. All notices, demands, requests and other communications required or permitted hereunder shall be in writing and shall be given in person or shall be sent by courier or by registered or certified mail, postage prepaid, return receipt requested, (i) to the Guarantor at its address set forth below opposite its signature and (ii) to the Seller at its address set forth in the Asset Purchase Agreement, or to such other persons or addresses as the party entitled to notice shall have specified by at least ten days' prior notice given to the other parties in the manner provided herein. All such notices, demands, requests and other communications shall be deemed to have been given upon receipt by the party to whom addressed. Rejection or other refusal to accept or the inability to deliver because of a changed address of which no notice was given shall not invalidate the effectiveness of any notice, demand, request or other communication, and in such case the notice shall be deemed given upon the rejection, refusal to accept or return of the notice to the sender.

Section 18. Waiver. The Guarantor hereby waives, to the extent permitted by law,
(i) the benefit of any homestead or similar exemption, state or federal, with respect to its obligations hereunder, (ii) notice of any of the matters referred to in Section 3 of this Guaranty, (iii) presentment, demand, protest and notice of dishonor, and (iv) any demand (except as expressly specified herein), proof or notice of nonpayment, or failure to comply with, any of the Deferred Purchase Obligations.

Section 19. Amendments. This Guaranty may only be amended, modified, supplemented or terminated in writing, signed by all of the parties hereto.

Section 20. Entire Agreement. This Guaranty expresses the entire understanding and all agreements between the parties.

Section 21. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

         WITNESS the following signatures and seals.

         ADDRESS:                           NATURAL GAS SERVICES GROUP, INC.

                                            By:
         -----------------------------         -----------------------------
                                            Name:
         -----------------------------           ---------------------------
                                            Title:
                                                  --------------------------


                                            GREAT LAKES COMPRESSION, INC.

                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                                    EXHIBIT A

                                  SUBSIDIARIES

Rotary Gas Systems, Inc. (formerly Flare King, Inc.)
NGE Leasing, Inc.
Natural Gas Acquisition Corporation

                                    EXHIBIT B

                                  EXISTING DEBT

To Limited Recourse Guaranty Agreement between Natural Gas Services Group, Inc. and Great Lakes Compression, Inc.

              LIST OF DEBT FOR NATURAL GAS SERVICES GROUP, INC. AND
                      SUBSIDIARIES AS OF DECEMBER 31, 2000


 (1) Line of Credit with Western National Bank                      $  700,000

 (2) Pickup Note with Western National Bank                         $   20,349

 (3) Pickup Note with Western National Bank                         $    9,830

 (4) Pickup Note with Western National Bank                         $   14,033

 (5) Irrigation Pump Loan with Western National Bank                $  311,141

 (6) Compressor Note with Western National Bank                     $1,260,832

 (7) Building and Land Note with Western National Bank              $  228,463

 (8) Building and Land Note with Tom Jackson                        $   93,598

 (9) Accounts Payable                                               $  321,538

(10) Accrual                                                        $   61,793

                                    EXHIBIT C

                                 EXISTING LIENS

            Western National Bank (Mortgage and Financing Statements)

  THOMAS HOWARD JACKSON (SECOND LIEN UNDER DEED OF TRUST ON BUILDING AND LAND
                    AT 2911 SCR 1260, MIDLAND, TEXAS 79706)

                            ASSET PURCHASE AGREEMENT
                                 EXHIBIT 3(c)(2)

                               SECURITY AGREEMENT

                           DATED AS OF MARCH 21, 2001

                                     BETWEEN

                       NATURAL GAS ACQUISITION CORPORATION

                                       AND

                          GREAT LAKES COMPRESSION, INC.

                                TABLE OF CONTENTS



ARTICLE I DEFINITIONS.........................................................1

  SECTION 1.1  Defined Terms..................................................1
  SECTION 1.2  UCC Definitions................................................3

ARTICLE II SECURITY INTERESTS.................................................3

  SECTION 2.1  Grant of Security Interests....................................3
  SECTION 2.2  Continuing Liability of the Buyer..............................4
  SECTION 2.3  Sales and Collections..........................................4
  SECTION 2.4  Segregation of Proceeds........................................4
  SECTION 2.5  Verification of Receivables....................................5
  SECTION 2.6  Release of Collateral..........................................5

ARTICLE III REPRESENTATIONS AND WARRANTIES....................................6

  SECTION 3.1  Validity of Security Agreement; Consents.......................6
  SECTION 3.2  Title to Collateral............................................6
  SECTION 3.3  Validity, Perfection and Priority of Security Interests........6
  SECTION 3.4  Enforceability of Receivables and Other Intangibles............7
  SECTION 3.5  Place of Business; Location of Collateral......................7
  SECTION 3.6  Trade Names....................................................8
  SECTION 3.7  Patents and Trademarks.........................................8

ARTICLE IV COVENANTS..........................................................8

  SECTION 4.1  Perfection of Security Interests...............................8
  SECTION 4.2  Further Actions................................................8
  SECTION 4.3  Change of Name, Identity or Structure..........................9
  SECTION 4.4  Place of Business and Collateral...............................9
  SECTION 4.5  Fixtures......................................................10
  SECTION 4.6  Maintenance of Records........................................10
  SECTION 4.7  Compliance with Laws, etc.....................................10
  SECTION 4.8  Payment of Taxes, etc.........................................10
  SECTION 4.9  Compliance with Terms of Agreements...........................10
  SECTION 4.10 Limitation on Liens on Collateral.............................10
  SECTION 4.11 Limitations on Modifications of Receivables and Other
               Intangibles; No Waivers or Extensions ........................10
  SECTION 4.12 Maintenance of Insurance......................................11
  SECTION 4.13 Limitations on Dispositions of Collateral.....................11
  SECTION 4.14 Further Identification of Collateral..........................12
  SECTION 4.15 Notices.......................................................12
  SECTION 4.16 Change of Law.................................................12
  SECTION 4.17 Right of Inspection...........................................12
  SECTION 4.18 Maintenance of Equipment......................................12



  SECTION 4.19 Covenants Regarding Patent and Trademark Collateral...........12
  SECTION 4.20 Reimbursement Obligation......................................14

ARTICLE V REMEDIES; RIGHTS UPON DEFAULT......................................14

  SECTION 5.1  UCC Rights....................................................14
  SECTION 5.2  Payments on Collateral........................................14
  SECTION 5.3  Possession of Collateral......................................14
  SECTION 5.4  Sale of Collateral............................................15
  SECTION 5.5  Rights of Purchasers..........................................15
  SECTION 5.6  Additional Rights of the Seller...............................16
  SECTION 5.7  Remedies Not Exclusive........................................16
  SECTION 5.8  Waiver and Estoppel...........................................16
  SECTION 5.9  Power of Attorney.............................................17
  SECTION 5.10 Application of Proceeds.......................................18

ARTICLE VI MISCELLANEOUS.....................................................18

  SECTION 6.1  Notices.......................................................18
  SECTION 6.2  No Waivers....................................................18
  SECTION 6.3  Compensation and Expenses of the Seller.......................19
  SECTION 6.4  Indemnification...............................................19
  SECTION 6.5  Amendments, Supplements and Waivers...........................19
  SECTION 6.6  Successors and Assigns........................................19
  SECTION 6.7  Limitation of Law; Severability...............................19
  SECTION 6.8  Governing Law.................................................20
  SECTION 6.9  Counterparts; Effectiveness...................................20
  SECTION 6.10 Termination; Survival.........................................20

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT (as amended, supplemented or modified from time to time, this "Security Agreement") is dated as of March 21, 2001 and is between NATURAL GAS ACQUISITION CORPORATION, a Colorado corporation (the "Buyer"), and GREAT LAKES COMPRESSION, INC., a Michigan corporation (the "Seller").

         The Buyer proposes to enter into an Asset Purchase Agreement dated as of the date hereof with the Seller (as the same may be amended from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations under such Agreement or any successor agreement, the "Asset Purchase Agreement"). In order to induce the Seller to enter into the Asset Purchase Agreement, the Buyer has agreed to enter into this Security Agreement.

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 Defined Terms. Unless otherwise defined herein, as used in this Security Agreement, terms defined in the Asset Purchase Agreement shall have their defined meanings when used herein, and the following terms shall have the following meanings:

         "Account Debtor" means, with respect to any Receivable or Other Intangible, any Person obligated to make payment thereunder, including without limitation any account debtor thereon.

         "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of the State of Michigan.

         "Collateral" has the meaning set forth in Section 2.1 of this Security Agreement.

         "Equipment" means all equipment now owned or hereafter acquired by the Buyer, including all items of machinery, equipment, furnishings and fixtures of every kind, whether affixed to real property or not, as well as all automobiles, trucks and vehicles of every description, trailers, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof.

         "Inventory" means all inventory now owned or hereafter acquired by the Buyer, including (i) all goods and other personal property, including but not limited to compressors, which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Buyer's business, (ii) all inventory, wherever located, evidenced by negotiable and non-negotiable documents of title, warehouse receipts and bills of lading,
(iii) all of the Buyer's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for goods or services and (iv) all rights of the Buyer as an unpaid seller, including rescission, replevin, reclamation and stopping in transit.

         "License" means, with respect to any Patent, any agreement granting any right to practice any invention covered by any Patent and, with respect to any Trademark, any agreement granting any right to use any Trademark, and "Licenses" means all of such Licenses.

         "Obligations" means (i) all amounts now or hereafter payable by the Buyer to the Seller under the Asset Purchase Agreement, including, without limitation, the Deferred Purchase Price and interest thereon, (ii) all other obligations or liabilities now or hereafter payable by the Buyer pursuant to the Asset Purchase Agreement, and (iii) all obligations and liabilities now or hereafter payable by the Buyer under, arising out of or in connections with this Security Agreement or any other Collateral Document.

         "Other Intangibles" means all accounts, accounts receivable, contract rights, documents, instruments, chattel paper, money and general intangibles now owned or hereafter acquired by the Buyer including, without limitation, all customer lists, permits, federal and state tax refunds, reversionary interests in pension plan assets, Trademarks, Patents, Licenses, copyrights and other rights in intellectual property, other than Receivables.

         "Patent" means all letters patent of the United States or any other county, and all applications for letters patent of the United States or any other county, in which the Buyer may now or hereafter have any right, title or interest and all reissues, continuations, continuations-in part or extensions thereof.

         "Proceeds" means all proceeds, including (i) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash, (ii) any and all payments or other property (in any form whatsoever) made or due and payable on account of any insurance, indemnity, warranty or guaranty payable to the Buyer with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due and payable in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person, corporation, agency, authority or other entity acting under color of any governmental authority), (iv) any claim of the Buyer against third parties for past, present or future infringement of any Patent or for past, present or future infringement or dilution of any Trademark or for injury to the goodwill associated with any Trademark or for the breach of any License and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Real Estate" means all real property and all buildings, plants, furnishing or fixtures or other improvements to or construction on real property now owned or hereafter acquired by the Buyer, and all leasehold interests now owned or hereafter acquired by the Buyer in real property.

         "Receivables" means all accounts now or hereafter owing to the Buyer, and all accounts receivable, contract rights, documents, instruments or chattel paper representing amounts payable or monies due or to become due to the Buyer, arising from the sale of Inventory or the rendition of services in the ordinary course of business or otherwise (whether or not earned by performance), together with all Inventory returned by or reclaimed from customers wherever such Inventory is located, and all guaranties, securities and liens held for the payment of any such account, account receivable, contract right, document, instrument or chattel paper.

         "Trademark" means all right, title or interest which the Buyer may now or hereafter have in any or all trademarks, tradenames, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registration and recordings thereof and all applications in connection therewith, including without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof and all reissues, extensions or renewals thereof.

         "UCC" means at any time the Uniform Commercial Code as the same may from time to time be in effect in the State of Michigan, provided that, if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Michigan then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

         SECTION 1.2 UCC Definitions. The uncapitalized terms "account", "account debtor", "chattel paper", "contract right". "document", "warehouse receipt", "bill of lading", "document of title", "instrument", "inventory", "equipment", "fixtures", "general intangible", "money", "proceeds" and "purchase money security interest" as used in Section 1.1 or elsewhere in this Agreement have the meanings of such terms as defined in the UCC.

                                   ARTICLE II
                               SECURITY INTERESTS

         SECTION 2.1 Grant of Security Interests. To secure the due and punctual payment of all Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the due and punctual performance of all of the obligations of the Buyer contained in the Asset Purchase Agreement and in the other Collateral Documents to which it is a party and in order to induce the Seller to enter into the Asset Purchase Agreement, the Buyer hereby grants to the Seller a security interest in all of the Buyer's right, title and interest in, to and under the following, whether now existing or hereafter acquired (all of which are herein collectively called the "Collateral"):

                  (a) all Receivables;

                  (b) all Other Intangibles;

                  (c) all Equipment;

                  (d) all Inventory;

                  (e) to the extent not included in the foregoing, all other personal property, whether tangible or intangible, and wherever located, including, but not limited to, the balance of every deposit account now or hereafter existing of the Buyer with any bank and all monies of the Buyer and all rights to payment of money of the Buyer;

                  (f) to the extent not included in the foregoing, all books, ledgers and records and all computer programs, tapes, discs, punch cards, data processing software, transaction files, master files and related property and rights (including computer and peripheral equipment) necessary or helpful in enforcing, identifying or establishing any item of Collateral; and

                  (g) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing, whether existing on the date hereof or arising hereafter.

         SECTION 2.2 Continuing Liability of the Buyer. Anything herein to the contrary notwithstanding, the Buyer shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and shall do nothing to impair the security interests herein granted. The Seller shall not have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Security Agreement or the receipt by the Seller of any payment relating to any Collateral, nor shall the Seller be required to perform or fulfill any of the obligations of the Buyer with respect to the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, the Seller shall not be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to, the Collateral.

         SECTION 2.3 Sales and Collections.

                  (a) The Buyer is authorized (i) to sell in the ordinary course of its business for fair value and on an arm's-length basis any of its Inventory normally held by it for such purpose and (ii) to use and consume, in the ordinary course of its business, any raw materials, supplies and materials normally held by it for such purpose. The Seller may upon the occurrence of any Event of Default, without notice, curtail or terminate such authority at any time.

                  (b) The Buyer is authorized to collect amounts owing to it with respect to the Collateral. However, the Seller may at any time, regardless of whether an Event of Default shall have occurred, notify account debtors obligated to make payments under any or all Receivables or Other Intangibles that the Seller have a security interest in such Collateral and that payments shall be made directly to the Seller. Upon the request of the Seller at any time, the Buyer will so notify such account debtors. The Buyer will use all reasonable efforts to cause each account debtor to comply with the foregoing instruction. In furtherance of the foregoing, the Buyer authorizes the Seller
(i) to ask for, demand, collect, receive and give acquittances and receipts for any and all amounts due and to become due under any Collateral and, in the name of the Buyer or its own name or otherwise, (ii) to take possession of, endorse and collect any checks, drafts, notes acceptances or other instruments for the payment of moneys due under any Collateral and (iii) to file any claim or take any other action in any court of law or equity or otherwise which it may deem appropriate for the purpose of collecting any amounts due under any Collateral. The Seller shall have no obligation to obtain or record any information relating to the source of such funds or the obligations in respect of which payments have been made.

         SECTION 2.4 Segregation of Proceeds

                  (a) The Seller shall have the right at any time upon the occurrence and during the continuance of a Default or an Event of Default, to cause to be opened and maintained at a financial institution selected by the Seller (the "Depository") a non-interest Searing bank account (the "Proceeds Account") which will contain only Proceeds. Any cash proceeds (as such term is defined in Section 9-3 06(l) of the UCC) received by the Seller directly from Account Debtors obligated to make payments under Receivables or Other Intangibles pursuant to Section 2.3 or from the Buyer pursuant to clause (b) of this Section 2.4, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper or other Proceeds received on account of any Collateral, shall be promptly deposited in the Proceeds Account, and until so deposited shall be held in trust for the Seller and shall not be commingled with any funds not constituting Proceeds of Collateral. The name in which the Proceeds Account is carried shall clearly indicate that the funds deposited therein are the property of the Buyer, subject to the security interest of the Seller hereunder. Such Proceeds, when deposited, shall continue to be security for the Obligations and shall not constitute payment thereof until applied as hereinafter provided. The Seller shall have sole dominion and control over the funds deposited in the Proceeds Account, and such funds may be withdrawn therefrom only by the Seller; provided, however, that if all Defaults and Events of Default shall have been cured by the Buyer or waived by the Seller, all collected funds on deposit in the Proceeds Account, or so much thereof as is not required to make payment of the Obligations which have become due and payable, shall be withdrawn by the Seller on the Business Day next following the day on which the Seller considers the funds deposited therein to be collected funds and disbursed to the Buyer or its order.

                  (b) Upon notice by the Seller to the Buyer that the Proceeds Account has been opened, the Buyer shall cause all cash Proceeds collected by it to be delivered to the Seller forthwith upon receipt, in the original form in which received (with such endorsements or assignments as may be necessary to permit collection thereof by the Seller), and for such purpose the Buyer hereby irrevocably authorizes and empowers the Seller, its officers, employees and authorized Sellers to endorse and sign the name of the Buyer on all checks, drafts, money orders or other media of payment so delivered, and such endorsements or assignments shall, for all purposes, be deemed to have been made by the Buyer prior to any endorsement or assignment thereof by the Seller. The Seller may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

         SECTION 2.5 Verification of Receivables. The Seller shall have the right to make test verifications of Receivables in any manner and through any medium that it considers advisable, and the Buyer agrees to furnish all such assistance and information as the Seller may require in connection therewith. The Buyer at its expense will cause its chief financial officer to furnish to the Seller at any time and from time to time promptly upon the Seller's request, the following reports: (i) a reconciliation of all Receivables, (ii) an aging of all Receivables, (iii) trial balances and (iv) a test verification of such Receivables as the Seller may request.

         SECTION 2.6 Release of Collateral

                  (a) The Buyer may sell-or realize upon or transfer or otherwise dispose of Collateral as permitted by Section 4.13, and the security interests of the Seller in such Collateral so sold, realized upon or disposed of (but not in the Proceeds arising from such sale, realization or disposition) shall cease immediately upon such sale, realization or disposition, without any further action on the part of the Seller; provided, however, that prior to such dale and release, the Buyer pays the portion of the Deferred Purchase Price, if any, attributable to such Collateral as may be required by the Asset Purchase Agreement. The Seller, if requested in writing by the Buyer but at the expense of the Buyer, is hereby authorized and instructed to deliver to the Account Debtor or the purchaser or other transferee of any such Collateral a certificate stating that the Seller no longer have a security interest therein, and such account debtor or such purchaser or other transferee shall be entitled to rely conclusively on such certificate for any and all purposes.

                  (b) Upon the payment in full of all of the Obligations, incur obligations or otherwise give value, the Seller will (as soon as reasonably practicable after receipt of notice from the Buyer requesting the same but at the expense of the Buyer) send the Buyer, for each jurisdiction in which a UCC financing statement is on file to perfect the security interests granted to the Seller hereunder, a termination statement to the effect that the Seller no longer claim a security interest under such financing statement.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The Buyer represents and warrants that:

         SECTION 3.1 Validity of Security Agreement; Consents. The execution, delivery and performance of this Security Agreement and the creation of the security interests provided for herein (i) are within the Buyer's corporate power, (ii) have been duly authorized by all necessary corporate action, including the consent of shareholders where required, on behalf of the Buyer,
(iii) are not in contravention of any provision of the Buyer's articles of incorporation or by-laws, (iv) do not violate any law or regulation or any order or decree of any court or governmental instrumentality applicable to the Buyer,
(v) do not conflict with or result in a breach of, or constitute a default under, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Buyer is a party or by which it or any of its properties is bound, (vi) do not result in the creation or imposition of any Lien upon any property of the Buyer other than in favor of the Seller and (vii) do not require the consent or approval of any Government or other person other than those that have been obtained. This Security Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding agreement of the Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforceability of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 3.2 Title to Collateral. Except for the security interests granted to the Seller pursuant to this Security Agreement, Buyer has such title to the Collateral as Seller had when Seller conveyed, assigned and transferred the Collateral to Buyer under the Asset Purchase Agreement.

         SECTION 3.3 Validity, Perfection and Priority of Security Interests.

                  (a) By complying with Section 4.1, the Buyer will have created a valid security interest in favor of the Seller in all existing Collateral and in all identifiable Proceeds of such Collateral, which security interest (except in respect of motor vehicles for which the exclusive manner of perfecting a security interest therein is by noting such security interest in the certificate of title in accordance with local law) would be prior to the claims of a trustee in bankruptcy under Section 544(a) of the United States federal Bankruptcy Code. Continuing compliance by the Buyer with the provisions of Section 4.2 will also
(i) create valid security interests in favor of the Seller in all Collateral acquired after the date hereof and in all identifiable Proceeds of such Collateral and (ii) cause such security interests in all Collateral and in all Proceeds which are (A) identifiable cash Proceeds of Collateral covered by financing statements required to be filed hereunder, (B) identifiable Proceeds in which a security interest may be perfected by such filing under the UCC and
(C) any Proceeds in the Proceeds Account to be duly perfected under the UCC, in each case prior to the claims of a trustee in bankruptcy under the United States federal Bankruptcy Code.

                  (b) The security interests of the Seller in the Collateral rank first in priority, except that the priority of the security interests may be subject to Permitted Liens. Other than financing statements or other similar documents perfecting the security interests or deed of trust liens of the Seller, no financing statements, deeds of trust, mortgages or similar documents covering all or any part of the Collateral are on file or of record in any government office in any jurisdiction in which such filing or recording would be effective to perfect a security interest in such Collateral, nor is any of the Collateral in the possession of any Person (other than the Buyer) asserting any claim thereto or security interest therein.

         SECTION 3.4 Enforceability of Receivables and Other Intangibles. To the best knowledge of the Buyer, each Receivable and Other Intangible is a valid and binding obligation of the related account debtor in respect thereof, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and complies with any applicable legal requirements except that no representation or warranty is made as to any such Receivable or Other Intangible conveyed by Seller to Buyer pursuant to the Asset Purchase Agreement.

         SECTION 3.5 Place of Business; Location of Collateral. Schedule 1 correctly sets forth the Buyer's chief executive office and is principal place of business and the offices of the Buyer where records concerning Receivables and Other Intangibles are kept. Schedule 2 correctly sets forth the location of all Equipment and Inventory, other than rolling stock, aircraft, goods in transit and Inventory sold in the ordinary course of business as permitted by
Section 4.13 of this Security Agreement. Except as otherwise specified on
Schedule 2, all Inventory and Equipment has been located at the addresses specified on Schedule 2 while owned by the Buyer. All Inventory produced by Buyer has been and will be produced in compliance with the Fair Labor Standards Act, 29 U.S.C. 201-219. No Inventory is evidenced by a negotiable document of title, warehouse receipt or bill of lading. No non-negotiable document of title, warehouse receipt or bill of lading has been issued to any person other than the Buyer, and the Buyer has retained possession of all of such non-negotiable documents, warehouse receipts and bills of lading. No amount payable under or in connection with any of the Collateral is evidenced by promissory notes or other instruments. The real estate listed in Schedule 3 constitutes all existing Real Estate.

         SECTION 3.6 Trade Names. Any and all trade names, division names, assumed names or other names under which the Buyer transacts, or within the four-month period prior to the date hereof has transacted, business are specified on Schedule 4.

         SECTION 3.7 Patents and Trademarks. As of the date hereof the Buyer does not have any Patents, Patent Licenses, Trademarks or Trademark Licenses.

                                   ARTICLE IV
                                    COVENANTS

         The Buyer covenants and agrees with the Seller that until the payment in full of all Obligations, the Buyer will comply with the following.

         SECTION 4.1 Perfection of Security Interests. The Buyer will, at its expense, cause all filings and recordings and other actions specified on
Schedule 5 to have been completed on or prior to the date of the first Borrowing under the Asset Purchase Agreement.

         SECTION 4.2 Further Actions.

                  (a) At all times the Buyer will, at its expense, comply with the following:

                           i. as to all Receivables, Other Intangibles, Equipment and Inventory, it will cause UCC financing statements and continuation statements to be filed and to be on file in all applicable jurisdictions as required to perfect the security interests granted to the Seller hereunder, to the extent that applicable law permits perfection of a security interest by filing under the UCC;

                           ii. as to all Proceeds, it will cause all UCC financing statements and continuation statements filed in accordance with clause (i) above to include a statement or a checked box indicating that Proceeds of all items of Collateral described therein are covered;

                           iii. upon the request of the Seller, it will ensure
                                that the provisions of Section 2.4 are complied with;

                           iv. as to any amount payable under or in connection with any of the Collateral which shall be or shall become evidenced by any promissory note or other instrument, the Buyer will immediately pledge and deliver such note or other instrument to the Seller as part of the Collateral, duly endorsed in a manner satisfactory to the Seller;

                           v. as to all Real Estate acquired after the date hereof, the Buyer will execute and record such additional mortgages, deeds of trust or other real estate security documents in such form as shall be satisfactory to the Seller so as to create a valid first priority lien thereon in favor of the Seller; and

                           vi. as to all Patents, Patent Licenses, Trademarks or Trademark Licenses, the Buyer will effect the recordation or renewal of the recordation of the security interests of the Seller therein so as to maintain valid and perfected security interests therein under all applicable state and United States federal laws.

                  (b) The Buyer will, from time to time and at its expense, execute, deliver, file or record such financing statements pursuant to the Uniform Commercial Code, applications for certificates of title and such other statements, assignments, instruments, documents, agreements or other papers and take any other action that may be necessary or desirable, or that the Seller may reasonably request, in order to create, preserve, perfect, confirm or validate the security interests, to enable the Seller to obtain the full benefits of this Security Agreement or to enable them to exercise and enforce any of their rights, powers and remedies hereunder, including, without limitation, their right to take possession of the Collateral, and will use its best efforts to obtain such waivers from landlords and mortgagees as the Seller may request.

                  (c) To the fullest extent permitted by law, the Buyer authorizes the Seller to sign and file financing and continuation statements and amendments thereto with respect to the Collateral without its signature thereon.

         SECTION 4.3 Change of Name, Identity or Structure. The Buyer will not change its name, identity or corporate structure in any manner and, except as set forth on Schedule 4, will not conduct its business under any trade, assumed or fictitious name unless it shall have given the Seller at least thirty days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Seller to amend any financing statement or continuation statement relating to the security interests granted hereby in order to preserve such security interests and to effectuate or maintain the priority thereof against all Persons.

         SECTION 4.4 Place of Business and Collateral. The Buyer will not change the location of (i) its places of business, (ii) its chief executive office or
(iii) the office or other locations where it keeps or holds any Collateral or any records relating thereto from the applicable location listed on Schedule 1 or 2 hereto unless, prior to such change, it notifies the Seller of such change, makes all UCC filings required by Section 4.2 and takes all other action necessary or that the Seller may reasonably request to preserve, perfect, confirm and protect the security interests granted hereby. The Buyer will in no event change the location of any Collateral if such change would cause the security interest granted hereby in such Collateral to lapse or cease to be perfected. The Buyer will at all times maintain its chief executive office within one of the forty eight contiguous states (other than Maryland or Tennessee) in which Article 9 of the U CC is in effect.

         SECTION 4.5 Fixtures. The Buyer will not permit any Equipment to become a fixture unless it shall have given the Seller at least ten days' prior written notice thereof and shall have taken such action and delivered or caused to be delivered to the Seller all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords and mortgagees, and filed all financing statements necessary or reasonably requested by the Seller, to preserve and protect the security interest granted herein and to effectuate or maintain the priority thereof against all Persons.

         SECTION 4.6 Maintenance of Records. The Buyer will keep and maintain at its own cost and expense complete books and records relating to the Collateral which are satisfactory to the Seller including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all of its other dealings with the Collateral. The Buyer will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Seller's further security, the Buyer agrees that the Seller shall have a special property interest in all of the Buyer's books and records pertaining to the Collateral and the Buyer shall deliver and turn over any such books and records to the Seller or to its representatives at any time on demand of the Seller.

         SECTION 4.7 Compliance with Laws, etc. The Buyer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Government applicable to the Collateral or any part thereof or to the operation of the Buyer's business except to the extent that the failure to comply would not have a material adverse effect on the financial or other condition of the Buyer; provided, however, that the Buyer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the sole opinion of the Seller adversely affect the Seller's rights or the first priority of its and their security interest in the Collateral.

         SECTION 4.8 Payment of Taxes, etc. The Buyer will pay promptly when due, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies), except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings and (ii) such charge is adequately reserved against in accordance with GAAP.

         SECTION 4.9 Compliance with Terms of Agreements. The Buyer will perform and comply in all material respects with all of its obligations under and, all agreements relating to the Collateral to which it is a party or by which it is bound.

         SECTION 4.10 Limitation on Liens on Collateral. The Buyer will not create, permit or suffer to exist, and will defend the Collateral and the Buyer's rights with respect thereto against and take such other action as is necessary to remove, any Lien, security interest, encumbrance, or claim in or to the Collateral other than the security interests created hereunder.

         SECTION 4.11 Limitations on Modifications of Receivables and Other Intangibles; No Waivers or Extensions. The Buyer will not (i) amend, modify, terminate or waive any provision of any material Receivable or Other Intangible in any manner which might have a materially adverse effect on the value of such Receivable or Other Intangible as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Receivable and Other Intangible or (iii) fail to deliver to the Seller a copy of each material demand, notice or document received by it relating in any way to any Receivable or Other Intangible. The Buyer will not, without the Seller's prior written consent, grant any extension of the time of payment of any Receivable or amounts due under any material Other Intangible, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon other than trade discounts granted in the normal course of business, except such as in the reasonable judgment of the Buyer as are advisable to enhance the collectibility thereof.

         SECTION 4.12 Maintenance of Insurance. The Buyer will maintain with financially sound insurance companies licensed to do business in Michigan insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar business for an amount satisfactory to the Seller and (ii) insuring the Buyer, the Seller against liability for personal injury arising from, and property damage relating to, such Inventory and Equipment, such policies to be in such form and to cover such amounts as may be satisfactory to the Seller, with deductibles no greater than the working capital of the Guarantor as of me end of each fiscal year and with losses payable to the Buyer and the Seller as their respective interests may appear. The Buyer shall, if so requested by the Seller, deliver to the Seller as often as the Seller may reasonably request a report of the Buyer or, if requested by the Seller, of an insurance broker satisfactory to the Seller of the insurance on the Inventory and Equipment. All insurance with respect to the Inventory and the Equipment shall (i) contain a standard mortgagee clause in favor of the Seller, (ii) provide that any loss shall be payable in accordance with the terms thereof notwithstanding any act of the Buyer which might otherwise result in forfeiture of such insurance [and that the insurer waives all rights of set-off, counterclaim, deduction or subrogation against the Buyer], (iii) provide that no cancellation, reduction in amount or change in coverage therefor shall be effective until at least 30 days after receipt by the Seller of written notice thereof and (iv) provide that the Seller may, but shall not be obligated to, pay premiums in respect thereof.

         SECTION 4.13 Limitations on Dispositions of Collateral. The Buyer will not directly or indirectly (through the sale of stock, merger or otherwise) without the prior written consent of the Seller sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (i) sales or leases of Inventory in the ordinary course of its business for fair value, (ii) sales of the Acquired Assets as permitted under
Section 17(f) of the Asset Purchase Agreement and (iii) so long as no Event of Default has occurred and is continuing, dispositions in a commercially reasonable manner of Equipment which has become redundant, worn out or obsolete or which should be replaced so as to improve productivity, so long as the proceeds of any such disposition are (x) used to acquire replacement equipment which has comparable or better utility and equivalent or better value and which is subject to a first priority security interest in favor of the Seller therein, except as permitted by Section 4.9 or (y) applied to repay the Obligations. The inclusion of Proceeds of the Collateral under the security interests granted hereby shall not be deemed a consent by the Seller to any sale or disposition of any Collateral other than as permitted by this Section 4.13. Sales, leases or dispositions of Collateral to an Affiliate of Seller shall comply with Section 17(l) of the Asset Purchase Agreement.

         SECTION 4.14 Further Identification of Collateral. The Buyer will furnish to the Seller from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Seller may reasonably request.

         SECTION 4.15 Notices. The Buyer will advise the Seller promptly and in reasonable detail, (i) of any Lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any .material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral or on the security interests granted to the Seller in this Security Agreement.

         SECTION 4.16 Change of Law. The Buyer shall promptly:

                  (a) notify the Seller of any change in law known to it which
(A) adversely affects or will adversely affect the validity, perfection or priority of the security interests granted hereby, (B) requires or will require a change in the procedures to be followed in order to maintain and protect such validity, perfection and priority or (C) could result in the Seller not having a perfected security interest in any of the Collateral;

                  (b) furnish the Seller with an opinion of outside legal counsel satisfactory to the Seller setting forth the procedures to be followed in order (A) to avoid (or to minimize if avoidance is impossible) such adverse effect, (B) to maintain and protect such validity, perfection and priority or
(C) to assure that the Seller have perfected security interests in all of the Collateral; and

                  (c) follow the procedures set forth in such opinion of counsel.

         SECTION 4.17 Right of Inspection. The Seller shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Buyer, and the Seller or its representatives may examine the same, take extracts therefrom, make photocopies thereof and have such discussions with officers, employees [and public accountants] of the Buyer as the Seller may deem necessary, and the Buyer agrees to render to the Seller, at the Buyer's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Seller and its representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or protecting its interests therein. Seller shall maintain the confidentiality of all such books and records and information disclosed thereby except as Seller may deem necessary or appropriate in enforcing its rights under this Security Agreement and other Purchase Money Documents and except as Seller may be required to disclose by law, including any subpoena or court order.

         SECTION 4.18 Maintenance of Equipment. The Buyer will, at its expense, generally maintain the Equipment in good operating condition, ordinary wear and tear excepted; provided, however, Buyer shall not be required by this Section to maintain the Equipment included in the Acquired Assets in a better condition than such Equipment was maintained by Seller, ordinary wear and tear excepted.

         SECTION 4.19 Covenants Regarding Patent and Trademark Collateral.

                  (a) At such time as the Buyer shall acquire any Patents or Trademarks, it will comply with the terms, covenants and warranties of this
Section 4.19.

                  (b) The Buyer (either itself or through licensees) will, unless the Buyer shall reasonably determine that a Trademark is of negligible economic value to the Buyer, (A) continue to use each Trademark on each and every Trademark class of goods applicable to its current products and services as reflected in its current catalogs, brochures and price lists in order to maintain each Trademark in full force and free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under each Trademark, (C) employ each Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of any Trademark and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                  (c) The Buyer will not, unless the Buyer shall reasonably determine that a Patent is of negligible economic value to the Buyer, do any act, or omit to do any act, whereby any Patent may be abandoned or dedicated.

                  (d) The Buyer shall notify the Seller immediately if its knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Buyer's ownership of any Patent or Trademark, its right to register the same or keep and maintain the same.

                  (e) In no event shall the Buyer, either itself or through any employee, licensee or designee, file an application for registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Seller and, upon request of the Seller, executes and delivers any and all agreements, instruments, documents and papers as the Seller may request to evidence the Seller's security interest in such Patent or Trademark and the goodwill and general intangibles of the Buyer relating thereto or represented thereby, and the Buyer hereby constitutes the Seller its attorney-in-fact to execute and file all such writings for the foregoing purposes, all such acts of such attorney being hereby ratified and confirmed. Such power being coupled with an interest is irrevocable until the Obligations are paid and satisfied in full.

                  (f) The Buyer will take all necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (g) If any of the Patent and Trademark Collateral is infringed, misappropriated or diluted by a third party, the Buyer shall promptly notify the Seller after it learns thereof and shall, unless the Buyer shall reasonably determine that such Patent and Trademark Collateral is of negligible economic value to the Buyer, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or to take such other action as the Buyer shall reasonably deem appropriate under the circumstances to protect such Patent and Trademark Collateral.

         SECTION 4.20 Reimbursement Obligation. Should the Buyer fail to comply with the provisions of the Asset Purchase Agreement, this Security Agreement, any other Collateral Document to which it is a party or any other agreement relating to the Collateral such that the value of any Collateral or the validity, perfection, rank or value of any security interests granted to the Seller hereunder or thereunder is thereby diminished or potentially diminished or put at risk (as reasonably determined by the Seller), the Seller on behalf of the Buyer may, but shall not be required to, effect such compliance on behalf of the Buyer, and the Buyer shall reimburse the Seller for the cost thereof on demand, and interest shall accrue on such reimbursement obligation from the date the relevant costs are incurred until reimbursement thereof in full at prime rate as published weekly in the Wall Street Journal plus 5.0%, or the maximum rate allowed by law, whichever is less.

                                    ARTICLE V
                          REMEDIES; RIGHTS UPON DEFAULT

         SECTION 5.1 UCC Rights. If any Event of Default shall have occurred, the Seller may in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to the Seller at law or in equity.

         SECTION 5.2 Payments on Collateral. Without limiting the rights of the Seller under any other provision of the Security Agreement, if an Event of Default shall occur and be continuing:

                  (a) all payments received by the Buyer under or in connection with any of the Collateral shall be held by the Buyer in trust for the Seller, shall be segregated from other funds of the Buyer and shall forthwith upon receipt by the Buyer be turned over to the Seller, in the same form as received by the Buyer (duly indorsed by the Buyer to the Seller, if required to permit collection thereof by the Seller); and

                  (b) all such payments received by the Seller (whether from the Buyer or otherwise) may, in the sole discretion of the Seller, be held by the Seller as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Seller to the payment of the expenses and Obligations as set forth in Section 5.10.

         SECTION 5.3 Possession of Collateral. In furtherance of the foregoing, the Buyer expressly agrees that, if an Event of Default shall occur and be continuing, the Seller may (i) by judicial powers, or without judicial process if it can be done without breach of the peace, enter any premises where any of such Collateral is or may be located, and without charge or liability to the Seller seize and remove such Collateral from such premises and (ii) have access to and use of the Buyer's books and records relating to such Collateral.

         SECTION 5.4 Sale of Collateral.

                  (a) The Buyer expressly agrees that if an Event of Default shall occur and be continuing, the Seller, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to the Buyer or any other Person (all of which demands and/or notices are hereby waived by the Buyer), may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Seller or elsewhere in such manner as is commercially reasonable and as the Seller may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Seller shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold. The Buyer further agrees, at the Seller's request, to assemble the Collateral, and to make it available to the Seller at places which the Seller may reasonably select. To the extent permitted by applicable law, the Buyer waives all claims, damages and demands against the Seller arising out of the foreclosure, repossession, retention or sale of the Collateral.

                  (b) Unless the Collateral threatens to decline speedily in value or is of a type customarily sold in a recognized market, the Seller shall give the Buyer ten days written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Seller shall not be required or obligated to make any such sale pursuant to any such notice. The Seller may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by the Seller until the selling price is paid by the purchaser thereof, but the Seller shall not incur any liability in case of failure of such purchaser to pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.

         SECTION 5.5 Rights of Purchasers. Upon any sale of the Collateral (whether public or private), the Seller shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Seller) at any such sale shall hold the Collateral so sold free from any claim or right of whatever kind, including any equity or right of redemption of the Buyer, and the Buyer, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, the right to redeem the Collateral under Section 9-506 of the UCC, and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted.

         SECTION 5.6 Additional Rights of the Seller.

                  (a) The Seller shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Security Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

                  (b) The Seller shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Obligations or the then value of the Collateral, and without requiring any bond from any party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be the Seller) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Seller, and the Buyer irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

         SECTION 5.7 Remedies Not Exclusive.

                  (a) No remedy conferred upon or reserved to the Seller in this Security Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

                  (b) If the Seller shall have proceeded to enforce any right, remedy or power under this Security Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Seller, the Buyer, the Seller shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights under this Security Agreement, and thereafter all rights, remedies and powers of the Seller shall continue as though no such proceedings had been taken.

                  (c) All rights of action under this Security Agreement may be enforced by the Seller without the possession of any instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Seller shall be brought in its name, as Seller, and any judgment shall be held as part of the Collateral.

         SECTION 5.8 Waiver and Estoppel.

                  (a) The Buyer, to the extent it may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Security Agreement and the

Buyer hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to the Seller in this Security Agreement but will permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 5.8 shall be construed as a waiver of any rights of the Buyer under any applicable federal bankruptcy law.

                  (b) The Buyer, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Security Agreement and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

                  (c) The Buyer, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder) in connection with this Security Agreement and any action taken by the Seller with respect to the Collateral.

         SECTION 5.9 Power of Attorney. The Buyer hereby irrevocably constitutes and appoints the Seller, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Buyer and in the name of the Buyer or in its own name, as Seller, from time to time in the Seller's reasonable discretion for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Seller the power and right, on behalf of the Buyer, without notice to or assent by the Buyer to do the following:

                  (a) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

                  (b) to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (c) upon the occurrence and continuance of any Event of Default and otherwise to the extent provided in this Security Agreement, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Seller or as the Seller shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Buyer with respect to any Collateral;
(F) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Seller may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which such Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Seller shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Seller were the absolute owner thereof for all purposes, and to do, at the Seller's option and the Buyer's expense, at any time, or from time to time, all acts and things which the Seller deems necessary to protect, preserve or realize upon the Collateral and the Seller's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Buyer might do.

                  (d) The Buyer hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         SECTION 5.10 Application of Proceeds. The Seller shall retain the net proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral and, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care and safekeeping of any or all of the Collateral or in any way relating to the rights of the Seller hereunder, including reasonable attorneys' fees and legal expenses, apply such net proceeds to the Seller for application by them to the payment in whole or in part of the Obligations in such order as the Seller may elect, the Buyer remaining liable for any amount remaining unpaid (and any attorneys fees paid by the Seller in collecting such deficiency) after such application. Only after applying such net proceeds and after the payment by the Seller of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Seller account for the surplus, if any, to the Buyer or to whomsoever may be lawfully entitled to the same.

                                   ARTICLE VI
                                  MISCELLANEOUS

         SECTION 6.1 Notices. Unless otherwise specified herein, all notices, requests or other communications to any party hereunder shall be in writing and shall be given to such party at its address set forth on the signature pages hereof or any other address or which such party shall have specified for the purpose of communications hereunder by notice to the other parties hereunder. Each such notice, request or other communication shall be effective (i) if given by mail, three days after such communication is deposited, certified or registered, in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by other means, when delivered at the address specified in this Section 6.1.

         SECTION 6.2 No Waivers. No failure on the part of the Seller to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Security Agreement or any document or agreement contemplated hereby shall operate as a waiver thereof or shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         SECTION 6.3 Compensation and Expenses of the Seller. The Buyer shall pay to the Seller from time to time upon demand, all of the fees, costs and expenses incurred by the Seller (including, without limitation, the reasonable fees and disbursements of counsel and any amounts payable by the Seller to any of its Sellers, whether on account of fees, indemnities or otherwise) (i) arising in connection with the preparation, administration, modification, amendment, waiver or termination of this Security Agreement or any document or agreement contemplated hereby or any consent or waiver hereunder or thereunder or (ii) incurred in connection with the administration of this Security Agreement, or any document or agreement contemplated hereby, or in connection with the administration, sale or other disposition of Collateral hereunder or under any document or agreement contemplated hereby or the preservation, protection or defense of the rights of the Seller in and to the Collateral.

         SECTION 6.4 Indemnification. The Buyer shall at all times hereafter indemnify, hold harmless and, on demand, reimburse the Seller, its Affiliates and their respective successors, assigns, officers and directors, employees (all of the foregoing parties, including, but not limited to, the Seller, being hereinafter collectively referred to as the "Indemnitees" and individually as an "Indemnitee") from, against and for any and all liabilities, obligations, claims, damages, actions, penalties, causes of action, losses, judgments, suits, costs, expenses and disbursements, including, without limitation, attorney's fees (any and all of the foregoing being hereinafter collectively referred to as the "Liabilities" and individually as a "Liability") which the Indemnitees, or any of them, might be or become subjected, by reason of, or arising out of the enforcement or performance of the Seller's rights under, this Security Agreement or any other document, instrument or agreement contemplated hereby or executed in connection herewith; provided that the Buyer shall not be liable to any Indemnitee for any Liability caused solely by the negligence or misconduct of such Indemnitee or for any Liability for which the Seller has agreed to indemnify the Seller under Section 22 of the Asset Purchase Agreement. In no event shall any Indemnitee, as a condition to enforcing its rights under this
Section 6.4 or otherwise, be obligated to make a claim against any other Person (including, without limitation, the Seller) to enforce its rights under this
Section 6.4.

         SECTION 6.5 Amendments, Supplements and Waivers. The Buyer and the Seller may, from time to time, enter into written agreements supplemental hereto for the purpose of adding any provisions to this Security Agreement, waiving any provisions hereof or changing in any manner the rights of the parties.

         SECTION 6.6 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Seller and its successors and assigns. Nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Security Agreement or any Collateral.

         SECTION 6.7 Limitation of Law; Severability.

                  (a) All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  (b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

         SECTION 6.8 Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

         SECTION 6.9 Counterparts; Effectiveness. This Security Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Security Agreement shall become effective when the Seller shall receive counterparts executed by itself and the Buyer.

         SECTION 6.10 Termination; Survival. This Security Agreement shall terminate when the security interests granted hereunder have terminated and the Collateral has been released as provided in Section 2.6, provided that the obligations of the Buyer under any of Section 4.20, 6.3, and 6.4 shall survive any such termination.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                       NATURAL GAS ACQUISITION CORPORATION


                                       By:
                                          --------------------------------

                                       Title:
                                             -----------------------------

                                       GREAT LAKES COMPRESSION, INC.


                                       By:
                                          --------------------------------

                                       Title:
                                             -----------------------------

                                   SCHEDULE 1

                         Buyer's Chief Executive Office
                         and Principal Place of Business

                              3690 County Road 491
                               Lewiston, MI 49756

                                  2911 SCR 1260
                                Midland, TX 79706

                       Locations of Records of Receivables
                              and Other Intangibles

                              3690 County Road 491
                               Lewiston, MI 49756

                                  2911 SCR 1260
                                Midland, TX 79706

                               Schedule 1--Page 1

                                   SCHEDULE 2

                      Locations of Equipment and Inventory

State of Michigan. Any of such Equipment that could be considered to be a fixture is located on the Real Estate described on Schedule 3.








                               Schedule 2--Page 1

                                   SCHEDULE 3

                                   Real Estate

Property in the County of Montmorency, State of Michigan, legally described as:

Commencing at the Northeast corner of Section 22, Town 29 North, Range 1 East, thence SO(degrees)04'3 0"E 15 71.8 feet on section line to the point of beginning; thence S89(degrees)00'10"W 660.0 feet; thence SO(degrees)04'30"E
330.0 feet; thence N89(degrees)00'10"E 660.0 feet; thence NO(degrees)04'30"W
330.0 feet on section line to the point of beginning. Part of the Southeast 1/4 of the Northeast 1/4 of Section 22, T29N, R1E, containing 5 acres more or less, except oil, gas, coal and mineral rights as reserved by a prior owner by instrument at Liber 371, Page 143. Township of Albert (West Part), County of Montmorency, and State of Michigan; and subject to easements and restrictions of record and the rights of the public and of any governmental unit in any part taken, used or deeded for street, road or highway purposes.



                               Schedule 3--Page 1

                                   SCHEDULE 4

                        Trade Names, Division Names, etc.

Natural Gas Acquisition Corporation
Great Lakes Compression



                               Schedule 4--Page 1

                                   SCHEDULE 5

                         Required Filings and Recordings

1. A continuing Collateral Mortgage covering Buyer's real estate will be recorded in Montmorency County, Michigan.

2.       A Financing Statement will be filed centrally in the following states:

         Michigan
         Texas
         Colorado



                               Schedule 5--Page 1

                            ASSET PURCHASE AGREEMENT

                                 EXHIBIT 3(C)(3)

                         CONTINUING COLLATERAL MORTGAGE

                       (THIS IS A FUTURE ADVANCE MORTGAGE)

--------------------------------------------------------------------------------

This Continuing Collateral Mortgage ("Mortgage") is made as of March 21, 2001 by NATURAL GAS ACQUISITION CORPORATION, a State of Colorado corporation ("Mortgagor"), located at 2911 SCR 1260, Midland, Texas 79706 to GREAT LAKES COMPRESSION, INC., a State of Michigan corporation ("Mortgagee"), located at 16945 Northchase Drive, Suite 1750, Houston, Texas 77060. As security for the purposes stated in this Mortgage, Mortgagor mortgages, warrants, and assigns to Mortgagee, its successors and assigns, the real property in the County of Montmorency, State of Michigan, legally described as:

          Commencing at the Northeast comer of Section 22, Town
          29 North, Range 1 East, thence S0(degrees)04'30"E 1571.8 feet on section line to the point of beginning, thence S89(degrees)00'10"W 660.0 feet; thence S0(degrees)04'30"E
          330.0 feet thence N89(degrees)00'10"E 660.0 feet; thence N0(degrees)04'30"W 330.0 feet on section line to the point of beginning. Part of the Southeast 1/4 of the Northeast 1/4 of Section 22, T29N, R1E, containing 5 acres more or less, except oil, gas, coal and mineral rights as reserved by a prior owner by instrument at Liber 371, Page 143. Township of Albert (West Part), County of Montmorency, and State of Michigan; and subject to easements and restrictions of record and the rights of the public and of any governmental unit in any part taken, used or deeded for street, road or highway purposes;

together with: (a) all related easements, hereditaments, appurtenances, rights, licenses and privileges; (b) all buildings and improvements now or later situated under, upon or over any of the above described land; (c) all the rents, issues, profits, revenues, accounts and general intangibles arising from the above described land, or relating to any business conducted by Mortgagor on it, under present or future leases, licenses or otherwise, including, without limit, all rights conferred by Act No. 210 of the Michigan Public Acts of 1953, as amended; (d) all machinery, equipment, goods, fixtures, and articles of personal property of every kind and nature (other than Household Goods, as defined by 12 CFR 227.12, as amended from time to time, unless such goods were purchased with the proceeds of any loan secured by this Mortgage), now or later located upon the above described land and useable in connection with any present or future operation on the land (individually and collectively the "equipment") including, without limit, all lighting, heating, cooling, ventilating, air-conditioning, incinerating, refrigerating, plumbing, sprinkling, communicating and electrical systems (it is agreed that all equipment shall for the purposes of this Mortgage, unless Mortgagee shall otherwise elect, be deemed conclusively to be real estate and mortgaged under this Mortgage); and (e) all awards or payments, and interest on them, made with respect to the Premises as a result of (i) any eminent domain proceeding, (ii) any street grade alteration,
(iii) any loss of or damage to any building or other improvement, (iv) any other injury to or decrease in the value o the Premises, (v) any refund due on account of the payment of real estate taxes, assessments or other charges levied against the Premises or (vi) any refund of utility deposits or right to any tenant deposit (all of the above individually arid collectively the "Premises"). Unless otherwise, indicated, a reference to the "Premises" means all and/or any part of the Premises.

This Mortgage is made to secure when due, whether by stated maturity, demand, acceleration or otherwise, all existing and future indebtedness("Indebtedness") to Mortgagee of Mortgagor, including without limit payment of the Deferred Purchase Price according to the terms of that certain Asset Purchase Agreement ("Asset Purchase Agreement") between Mortgagor and Mortgagee of even date herewith and pursuant to which this Mortgage is executed. The term "Deferred Purchase Price" shall have the same meaning when used in this Mortgage as it has in the Asset Purchase Agreement. Indebtedness includes, without limit, any and all obligations or liabilities of whatever amount of Mortgagor to Mortgagee, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all indebtedness, obligations or liabilities or which Mortgagor would otherwise be liable to Mortgagee were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Mortgagee in establishing, determining, continuing, or defending the validity or priority of its lien or security interest, or to protect the value of the Premises, or for any appraisal, environmental audit, title examination or title insurance policy relating to the Premises, or in pursuing its rights and remedies under this Mortgage or under any other agreement between Mortgagee and Mortgagor; all costs incurred by Mortgagee in connection with any suit or claim involving or against Mortgagee in any way related to the Premises, the Indebtedness or this Mortgage; and all costs of collecting Indebtedness; all of the above costs including, without limit, attorney fees incurred by Mortgagee. Mortgagor agrees to pay Mortgagee, upon demand, all costs incurred by Mortgagee which are indebtedness, and until paid all costs shall bear interest from the time incurred at the highest per annum rate applicable to any of the indebtedness, but not in excess of the maximum rate permitted bylaw. Any reference in this Mortgage to attorney fees shall be deemed a reference to all reasonable fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Notwithstanding the foregoing, this Mortgage shall not secure that part of the indebtedness, if any which constitutes a consumer loan, other than a consumer loan made at the same time as this Mortgage and specifically referenced as being secured by this Mortgage (and all extensions, renewals, modifications or replacements thereof).

Mortgagor, on a continuing basis, warrants, covenants and agrees to and with Mortgagee, which covenants, warranties and agreements, to the extent permitted by law, shall be deemed to run with the land, as follows:

         1. Mortgagor will pay to Mortgagee all Indebtedness according to the terms of the relevant instruments evidencing it, and Mortgagor agrees that this Mortgage is a continuing mortgage securing the payment of the Indebtedness.

         2. Mortgagor does not warrant title to the Premises, except as against claims by all persons claiming by, through or under Mortgagor. Mortgagee shall have the right, at its option and at such times as it, in its sole discretion deems necessary to take to take whatever action it may deem necessary to defend or uphold the lien of this Mortgage or otherwise enforce any of its rights under this Mortgage or any obligation secured by this Mortgage including, without limit, the right to institute appropriate legal proceedings for these purposes. With respect to the right, title, or lien of any person or entity which is superior to the lien of this Mortgage, Mortgagee has the right, but not the obligation, to acquire and/or pay oh me holder of such right, title, or lien and add the amount so paid to the Indebtedness.

         3. Mortgagor shall not mortgage or pledge the Premises as security for any other indebtedness or obligations. Mortgagor shall pay when due, and before any interest, collection fees or penalties accrue or default occurs, all taxes, assessments, and other charges and impositions levied, assessed or existing with respect to (i) the Premises or (ii) the execution, delivery or recordation of this Mortgage or any note or other instrument evidencing or securing repayment of the Indebtedness or the interest of Mortgagee in the Premises, and will deliver to Mortgagee without demand official receipts showing these payments. If Mortgagor fails to pay these taxes, assessments, other charges or impositions when due, or if Mortgagor fails to pay all interest, collection fees and penalties accrued on them, Mortgagee, at its sole option, may (but is not obligated to) pay them and the monies paid shall be added to the Indebtedness. Mortgagor shall pay (before the same become liens or encumbrances against the Premises) any and all obligations or liabilities for repairs or improvements to the Premises or for any other goods, services, or utilities furnished to the Premises. No lien holder junior to this Mortgage may exercise any rights with respect to the Premises, and all rents and other proceeds from the Premises shall be held in trust by the junior lien holder as the property of Mortgagee, until satisfaction in full of the indebtedness. Nothing in this paragraph shall be considered a consent by Mortgagee to any lien, mortgage or encumbrance on the Premises unless set forth on attached Schedule A, if any.

         4. Mortgagor shall keep the buildings and all other improvements now or later existing on the Premises constantly insured for the benefit of Mortgagee against fire and other hazards and risks, including without limit vandalism and malicious mischief, as Mortgagee may require and shall further provide flood insurance (it the Premises are situated in a special flood hazard area as determined by the Director of the Federal Emergency Management Agency or other governing agency), loss of rents insurance, public liability and product liability insurance and any other insurance as mortgagee may require from time to time, all in amounts and in forms and with companies as are satisfactory to Mortgagee. Mortgagor shall deliver to Mortgagee the policies evidencing the required insurance with premiums fully paid for one year in advance and with standard mortgagee clauses satisfactory to Mortgagee. Renewals of the required insurance

(together with evidence of premium prepayment for one year in advance) shall be delivered to Mortgagee at least thirty (30)days before the expiration of any existing policies. All policies and renewals shall provide that they may not be canceled or amended without giving Mortgagee thirty (30)days prior written notice of cancellation or amendment. All policies and renewals shall be held by, and are pledged to, Mortgagee, along with all insurance premium rebates, as additional security for the Indebtedness. Should Mortgagor fail to insure or fail to pay the premiums on any required insurance or fail to deliver the policies or renewals of them as provided above, Mortgagee may (but is not obligated to) have the insurance issued or renewed (and pay the premiums on it for the account of Mortgagor) in amounts and with companies and at premiums as Mortgagee deems appropriate. If Mortgagee elects to have insurance issued or renewed to insure Mortgagee's interest, Mortgagee shall have no obligation to also insure Mortgagor's interest or to notify Mortgagor of Mortgagee's actions. Any sums paid by Mortgagee for insurance as provided above shall be added to the Indebtedness. In the event of loss or damage, the proceeds of all required insurance shall be paid to Mortgagee alone. No loss or damage shall itself reduce the Indebtedness. Mortgagee and any of Mortgagee's employees is each irrevocably appointed attorney-in-fact for Mortgagor and is authorized to adjust and compromise each loss without the consent of Mortgagor, to collect, receive and receipt for the insurance proceeds in the name of Mortgagee and Mortgagor and to endorse Mortgagors name upon any check in payment of the loss. The proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting the proceeds (including, without limit, attorneys' fees), and then toward payment of the Indebtedness or any portion of it, whether or not then due or payable and in whatever order of maturity as Mortgagee may elect, or Mortgagee, at its option, may apply any or all the insurance proceeds to the repair or rebuilding of the Premises. Application of proceeds by Mortgagee toward later maturing installments of the Indebtedness shall not excuse Mortgagor from making the regularly scheduled installment payments nor shall such application extend the due date or reduce the amount of any of these payments. Application of proceeds by Mortgagee toward payment of the Indebtedness shall constitute an acceleration and prepayment and shall subject Mortgagor to any applicable prepayment premium or formula. In the event of a foreclosure of this Mortgage, or the giving of a deed in lieu of foreclosure, the purchaser or grantee of the Premises shall succeed to all of the rights of Mortgagor under said insurance policies. Mortgagor shall promptly repair, replace or rebuild each part of the Premises which may be damaged or destroyed by fire or other casualty or which may be affected by any eminent domain proceedings, notwithstanding application by Mortgagee of the insurance proceeds or eminent domain award to payment of the Indebtedness.

         5. Mortgagor shall abstain from commission of waste upon the Premises, keep the Premises in good repair, and promptly comply with all laws, regulations and requirements of all governmental bodies affecting the remises. If any action is threatened or commenced which affects Mortgagee's interest in the Premises, including, without limit, building, environmental or zoning proceedings, Mortgagee may take such action as it deems necessary to protect its interest and its costs shall be added to the Indebtedness.

         6. In the event the Premises is taken under power of eminent domain, or by condemnation, the entire proceeds of the award shall be paid directly to Mortgagee and applied toward reimbursement of all Mortgagee's costs and expenses incurred in connection with collecting the award (including, without limit, attorney fees), and the balance applied upon the Indebtedness whether or not then due or payable in whatever manner Mortgagee deems advisable. Application by Mortgagee of any condemnation award or portion of it toward the last maturing installments of the Indebtedness shall not excuse Mortgagor from making the regularly scheduled payments nor extend the due date or reduce the amount of these payments. Application of any condemnation award by Mortgagee toward payment of the Indebtedness shall constitute an acceleration and a prepayment and shall subject Mortgagor to any applicable prepayment premium or formula. Mortgagee or any of Mortgagee's employees is irrevocably appointed attorney-in-fact and is duly authorized and empowered to receive, receipt for, discharge and satisfy any condemnation award and judgment, whether joint or several, on behalf of Mortgagor. Mortgagee shall not be liable for failure to collect any condemnation award, regardless of the cause of such failure.

         7. The Indebtedness shall become due and payable immediately, without notice, at the option of Mortgagee, if Mortgagor shall convey, assign or transfer the Premises by deed, land contractor other instrument, or if title to the Premises shall become vested in any other person or party in any manner whatsoever or if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of Mortgagor. In the event ownership of the Premises becomes vested in a person or persons other than Mortgagor (with or without the prior written approval of Mortgagee), Mortgagee may (but shall not be obligated to) deal with and may enter into any contract or agreement with the successor(s) in interest with reference to this Mortgage in the same manner as with Mortgagor, without in any manner discharging or otherwise affecting the lien of this Mortgage or Mortgagors liability under this Mortgage or upon the Indebtedness.

         8. This Mortgage shall, as to any personal property covered by it, be deemed to grant a security interest in the personal property pursuant to the Uniform Commercial Code. Mortgagor agrees, upon request of Mortgagee from time to time, to promptly furnish a list of personal property subject to this Mortgage and, upon request by Mortgagee, to immediately execute, deliver and/or file any mortgage, security agreement or financing statement to include specifically this list of personal property. Upon the occurrence of any Event of Default under this Mortgage, Mortgagee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or otherwise provided by law or by this Mortgage including, without limit, the right to require Mortgagor to assemble the personal property and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties, the right to take possession of me personal property with or without demand and with or without process of law and the right to sell and dispose of it and distribute the proceeds according to law. Mortgagor agrees that any requirement of reasonable notice shall be met if Mortgagee sends notice to Mortgagor at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice. Mortgagor agrees that the proceeds of any disposition of the personal property may be applied by Mortgagee first to Mortgagee's reasonable expenses in connection with the disposition including, without limit, attorney fees, and then to payment of the Indebtedness.

         9. As additional security for the payment and performance of the Indebtedness, Mortgagor assigns to Mortgagee all its right, title and interest in all written and oral leases and occupancy agreements, now or later existing, covering the Premises (but without an assumption by Mortgagee of liabilities of Mortgagor under any of these leases or occupancy agreements by virtue of this assignment), and Mortgagor assigns to Mortgagee the rents, issues and profits of the Premises. If an Event of Default occurs under this Mortgage, Mortgagee may receive and collect the rents, issues and profits personally or through a receiver so long as the Event of Default exists and during the pendency of any foreclosure proceedings and during any redemption period. Mortgagor agrees to consent to the appointment of a receiver if this is believed necessary or desirable by Mortgagee to enforce its rights under this Mortgage. Mortgagee shall at no time have any obligation to attempt to collect rent or other amounts from any tenant or occupier of the Premises. Mortgagee shall at no time have any obligation to enforce any other obligations owed by tenants or occupiers of the Premises to Mortgagor. No action taken by Mortgagee under this Mortgage shall make Mortgagee a "mortgagee in possession." Mortgagor shall at no time collect advance rent under any lease or occupancy agreement pertaining to the Premises in excess of one month (other than as a security deposit) and Mortgagee shall not be bound in any respect by any rent prepayment in violation of this prohibition. The assignment of licenses and permits under this Mortgage shall not be construed as a consent by Mortgagee to any license or permit so assigned, or to impose upon Mortgagee any obligations with respect to them. Mortgagor shall not cancel or amend any of the licenses and permits assigned (nor permit any of them to terminate if they are necessary or desirable for the operation of the Premises) without first obtaining the written approval of Mortgagee. This paragraph shall not be applicable to any license or permit that terminates if it is assigned without the consent of another party (other than Mortgagor), unless this consent has been obtained nor shall this paragraph be construed as a present assignment of any license or permit that Mortgagor is required by law to hold. Mortgagor shall comply with and perform as required all obligations and restrictions imposed upon Mortgagor or the Premises under applicable deed restrictions, restrictive covenants, easements, leases, land contracts, condominium or planned unit development documents, or other agreements affecting the Premises, but this is not a consent by Mortgagee to take subject to any of these agreements unless specifically set forth on attached Schedule A, if any, and Mortgagee does not assume any obligations under these agreements. Mortgagor shall promptly provide Mortgagee with certificates of occupancy, licenses, rent rolls, income and expense statements and other documents and information pertaining to the Premises and its operations as Mortgagee, from time to time, may request.

         10.(a) Mortgagor represents and covenants that Mortgagor has not used Hazardous Materials (as later defined) on or affecting the Premises in any manner which violates Environmental Laws (as later defined). Mortgagor covenants and agrees that neither it nor any occupant shall use, introduce or maintain Hazardous Materials on the Premises unless done in strict compliance with all Environmental Laws; (b) Mortgagor shall conduct and complete all investigations, environmental audits, studies, sampling and testing, and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials on or affecting the Premises hereafter introduced by Mortgagor or a third party, in accordance with all Environmental Laws to the satisfaction of Mortgagee, and in accordance with the orders and directives of all federal, state and local governmental authorities, and Mortgagor shall notify Mortgagee in writing prior to taking, and continually after that of the status of, all such actions. Mortgagor shall, promptly upon Mortgagee's request, provide Mortgagee with copies of the results of all such actions and all related documents and information. Any remedial, removal or other action by Mortgagor shall not be deemed a cure or waiver of any breach of this paragraph 10 due to the presence or use of Hazardous Materials hereafter introduced by Mortgagor or any third party on or affecting the Premises. Additionally, Mortgagor shall defend, indemnify and hold harmless Mortgagee, its employees, agents, shareholders, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities; settlements, damages, costs or expenses (including, without limit, attorney fees) of whatever kind arising out of or related to environmental degradation of the Premises after the date of this Mortgage and operations and activities of Mortgagor on the Premises that violate Environmental Laws, including, without limit, attorneys and consultants' fees (the attorneys and consultants to be selected by Mortgagee), investigation and laboratory fees and environmental studies required by Mortgagee (whether prior to foreclosure, or otherwise). Upon the request of Mortgagee, Mortgagor and any guarantor shall execute a separate indemnity consistent with this paragraph; (c) In the event this Mortgage is foreclosed or Mortgagor tenders a deed in lieu of foreclosure, Mortgagor shall deliver the Premises to Mortgagee, purchaser or grantee, as the case may be, free of Hazardous Materials placed on the Premises subsequent to the date of this Mortgage so that the condition of the Premises shall thereby not be a violation of any Environmental Laws;(d) Upon ten (10) days notice to Mortgagor (except in an emergency or where not practical under applicable law, in which case notice is waived), and without limitation of Mortgagee's other rights under this Mortgage or elsewhere, Mortgagee has the right, but not the obligation, to enter on the Premises and to take those actions as it deems appropriate to investigate or test for, clean up, remove, resolve, minimize the impact of or advise governmental agencies of the possible existence of any Hazardous Materials released on or from the Premises subsequent to the date of this Mortgage upon Mortgagee's receipt of any notice from any source asserting the existence of any Hazardous Materials released on or from the Premises subsequent to the date of this Mortgage or an Environmental Complaint pertaining to the Premises arid relating to Hazardous Materials released on or from the Premises subsequent to the date of this Mortgage which, if true, could result in an order, suit or other action against Mortgagor or any pan of me Premises which, in the sole opinion of Mortgagee, could jeopardize its security under this Mortgage. Any such actions conducted by Mortgagee shall be solely for the benefit of and to protect the interests of Mortgagee and shall not be relied upon Mortgagor or any third party for any purpose. By conducting any such actions, Mortgagee does not assume control over the environmental affairs or operations of Mortgagor nor assume any liability of Mortgagor or any third party; (e) The provisions of this paragraph 10 shall be in addition to all other obligations and liabilities Mortgagor may have to Mortgagee at common law or pursuant to any other agreement, and shall survive (i) the repayment of the Indebtedness, (ii) the satisfaction of all other obligations of Mortgagor under this Mortgage and under the other loan documents, (iii) the discharge of this Mortgage, and (iv) the foreclosure of this Mortgage or acceptance of a deed in lieu of foreclosure; and (f) For purposes of this Mortgage, (i) "Hazardous Materials" means each and all of the following: hazardous materials and/or substances as defined in any Environmental Law, asbestos, petroleum, petroleum by-products, natural gas, flammable explosives, radioactive materials, and toxic materials, and (ii) "Environmental Laws" mean any and all federal, state, local or other laws (whether under common law, by legislative action or otherwise), rules, policies, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment.

         11. Upon the occurrence of any of certain events identified in Section 18 of the Asset Purchase Agreement (each an "Event of Default"), Mortgagor shall be in default under this Mortgage.

         12. Immediately upon the occurrence of any Event of Default, Mortgagee shall have the option to do any or all of the following: (a) Declare the entire unpaid amount of the Indebtedness, including, without limit, accrued and unpaid interest on it and any applicable prepayment premium or formula, and all other charges payable by Mortgagor to Mortgagee, to be immediately due and payable and, at Mortgagee's option, (i) to bring suit for the same, or (ii) to take all steps and institute all other proceedings that Mortgagee deems necessary to enforce payment of the Indebtedness and performance under this Mortgage and to protect the lien of this Mortgage; (b) Commence foreclosure proceedings against the Premises through judicial proceedings or by advertisement, at the option of Mortgagee. The commencement by Mortgagee of foreclosure proceedings shall be deemed an exercise by Mortgagee of its option to accelerate the Indebtedness, unless such proceedings on their face specifically indicate otherwise. Mortgagor grants power to Mortgagee to sell the Premises or to cause the same to be sold at public sale, and to convey the same to the purchaser, in a single parcel or in several parcels at the option of Mortgagee; (c) Procure new or cause to be updated abstracts, tax histories, title insurance, or tide reports; (d) Obtain a receiver to manage the Premises and collect the rents, profits and income from it; (e) Contest the amount or validity of any taxes applicable to the Premises by appropriate proceedings either in Mortgagee's name, Mortgagors name or jointly with Mortgagor. Mortgagor shall execute and deliver to Mortgagee, upon demand, whatever documents and information Mortgagee determines may be necessary or proper to so contest the taxes or to secure payment of any resulting refund. Mortgagor shall reimburse Mortgagee for all costs and expenses, including, without limit, attorney fees, incurred in connection with each tax contest proceeding. All refunds resulting from each tax contest proceeding shall belong to Mortgagee to be applied against the Indebtedness with the surplus, if any, to be paid to Mortgagor. Mortgagee and any of its employees is each irrevocably appointed attorney-in-fact for Mortgagor and is authorized to execute and deliver in the name of Mortgagor those documents deemed necessary or proper by Mortgagee to carry out any tax contest proceeding or receive any resulting refunds; and/or (f) In the event of any sale of the Premises by foreclosure, through judicial proceedings, by advertisement or otherwise, apply the proceeds of any such sale in the following order or such other order as Mortgagee may elect: to (i) all expenses incurred for the collection of the Indebtedness and the foreclosure of this Mortgage including, without limit, attorney fees; (ii) all sums expended or incurred by Mortgagee directly or indirectly in carrying out terms, covenants and agreements of or under this Mortgage or any related document, together with interest as provided in this Mortgage; (iii) all accrued and unpaid interest and late payment charges upon the Indebtedness; (iv) the unpaid principal amount of the Indebtedness; and (v) the surplus, if any, paid to Mortgagor unless a court of competent jurisdiction decrees otherwise.

WARNING: THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE RELATED SALE OF THE PREMISES, NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS TO PUBLISH NOTICE IN A LOCAL NEWSPAPER AND TO POST A COPY OF THE NOTICE ON THE PREMISES. MORTGAGOR WANES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE STATE OF MICHIGAN TO A HEARING PRIOR TO SALE IN CONNECTION WITH FORECLOSURE BY ADVERTISEMENT AND ALL NOTICE REQUIREMENTS EXCEPT AS SET FORTH

IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

         13. No single or partial exercise, or delay in the exercise, of any right or power under this Mortgage, shall preclude other or further exercise of me rights and powers under this Mortgage. The unenforceability of any provision of this Mortgage shall not affect the enforceability of the remainder. This Mortgage constitutes the entire agreement of Mortgagor and Mortgagee with respect to the subject matter of this Mortgage. No amendment of this Mortgage shall be affective unless the same shall be in writing and signed by Mortgagor and an authorized officer of Mortgagee. This Mortgage shall be binding on Mortgagor and Mortgagee and on Mortgagors and Mortgagee's successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for Mortgagor. This shall not be deemed a consent y Mortgagee to a conveyance by Mortgagor of all or part of me Premises or of any ownership interest in Mortgagor. Mortgagee may assign the Indebtedness and any related obligations, including, without limit, this Mortgage. In the event of foreclosure of this Mortgage or the enforcement by Mortgagee of any other remedies under this Mortgage, Mortgagor waives any right otherwise available in respect to marshalling of assets which secure the Indebtedness or to require Mortgagee to pursue its remedies against any other assets or any other party. Upon full and final payment of the Indebtedness and performance by Mortgagor of all its other obligations under this Mortgage, except as otherwise provided in paragraphs 10(e)and 18, the parties shall automatically each fully and finally release and discharge the other from any claim, liability or obligation in connection with this Mortgage and the Indebtedness. This Mortgage shall in all respects be governed by and construed in accordance with the laws of the State of Michigan.

         14. Promptly upon the request of Mortgagee, Mortgagor shall execute, acknowledge and deliver all further documents, and do all further acts as Mortgagee may require in its sole discretion to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes of this Mortgage.

         15. Nothing in this Mortgage shall be construed to preclude Mortgagee from pursuing any available remedy provided by law for the collection of the Indebtedness or enforcement of its rights upon an Event of Default. Nothing in this mortgage shall reduce or release any rights or security interests of Mortgagee contained in any existing agreement between Mortgagor, or any guarantor and Mortgagee. No waiver of default or consent to any act by Mortgagor shall be effective unless in writing and signed by an authorized officer of Mortgagee. No waiver of any default or forbearance on the part of Mortgagee in enforcing any of its rights under this Mortgage shall operate as a waiver of any other default or of We same default on a future occasion or of any rights.

         16. At the sole option of Mortgagee, this Mortgage shall become subordinate, in whole or in part (but not with respect to priority as to insurance proceeds or any eminent domain award) to any or all leases and/or occupancy agreements of the Premises upon the execution by Mortgagee, and recording in the appropriate official county records where the premises are located, of a unilateral declaration to tat effect.

         17. All notices and demands required or permitted to be given to Mortgagor shall be deemed given when delivered to Mortgagor or when placed in an envelope addressed to Mortgagor at the address above, or at such other address as Mortgagee may have on its records' and deposited, with postage, in a depository under the custody of the United States Postal Service or delivered to an overnight delivery courier. The mailing may be certified, first class or overnight delivery mail.

         18. Notwithstanding any prior revocation, termination or discharge of this Mortgage, (except as to the rights of subsequent intervening bona fide purchasers or lien holders) the effectiveness of this Mortgage shall automatically continue or be reinstated in the event that (a) any payment received or credit given by Mortgagee in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable law, in which case this Mortgage shall be enforceable as if the returned, disgorged or rescinded payment or credit had not been received or given, whether or not Mortgagee relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is sought to be imposed against Mortgagee relating to any matter as to which Mortgagor agreed to indemnify Mortgagee under this Mortgage, including, without limit, as to the presence of Hazardous Materials on, in or about the Premises, whether this matter is known or unknown, now or later exists (excluding only matters which arise after any acquisition by Mortgagee of the Premises, by foreclosure, deed in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of Mortgagee), in which case this Mortgage shall be enforceable to the extent of all liability, costs and expenses (including, without limit, attorney fees) incurred by Mortgagee as the direct or indirect result thereof. In the event of continuation or reinstatement of this Mortgage, Mortgagor agrees upon demand by Mortgagee to execute and deliver to Mortgagee those documents which Mortgagee determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Mortgagor to do so shall not affect in any way the reinstatement or continuation. If Mortgagor does not execute and deliver to Mortgagee upon demand such documents, Mortgagee and each employee is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of Mortgagor (with full power of substitution) to execute and deliver such documents in the name and on behalf of Mortgagor.

         IN WITNESS WHEREOF, Mortgagor has signed and delivered this Mortgage the day and year first written above.

WITNESSES:                                            MORTGAGOR

                                          NATURAL GAS ACQUISITION
                                          CORPORATION



                                          By:
--------------------------------             ----------------------------------
SIGNATURE OF                                             SIGNATURE OF

                                          Its:
--------------------------------              ----------------------------------
SIGNATURE OF                                        TITLE (if applicable)

STATE OF
        ------------------------

COUNTY OF
         -----------------------

The foregoing instrument was acknowledged before me on the ____ day of ______________, 2001, by _________________________, the ________________________
of Natural Gas Acquisition corporation, a State of Colorado corporation, on behalf of the corporation.



                                    -------------------------------------------

                                    Notary Public,          County,
                                                  ---------        ------------

                                    My commission expires:
                                                          ----------------------


Prepared by and when recorded return to:


----------------------------------------
NAME

----------------------------------------
STREET ADDRESS

----------------------------------------
city           state        zip code

                            ASSET PURCHASE AGREEMENT
                                 EXHIBIT 3(c)(4)




                             STOCK PLEDGE AGREEMENT

                           DATED AS OF MARCH 21, 2001

                                       BY

                        NATURAL GAS SERVICES GROUP, INC.

                                   IN FAVOR OF

                          GREAT LAKES COMPRESSION, INC.

                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS.........................................................1

   SECTION 1.1   Definitions..................................................1
   SECTION 1.2   UCC Terms....................................................1

ARTICLE II THE SECURITY INTERESTS.............................................1

   SECTION 2.1   The Security Interests.......................................1
   SECTION 2.2   Security for Deferred Purchase Obligations...................2
   SECTION 2.3   Delivery of Pledged Collateral...............................2
   SECTION 2.4   Termination of Security Interests;
                 Release of Pledged Collateral................................2
   SECTION 2.5   Security Interests Absolute..................................2

ARTICLE III REPRESENTATIONS AND WARRANTIES....................................3

   SECTION 3.1   Corporate Existence and Power................................3
   SECTION 3.2   Corporate and Governmental Authorization; Contravention......4
   SECTION 3.3   Binding Effect...............................................4
   SECTION 3.4   Title to Pledged Shares......................................4
   SECTION 3.5   Pledge Shares................................................4
   SECTION 3.6   Validity, Perfection and Priority of Security Interests......4
   SECTION 3.7   Outstanding Shares...........................................4

ARTICLE IV COVENANTS..........................................................5

   SECTION 4.1   Filing; Further Assurances...................................5
   SECTION 4.2   Liens on Pledged Collateral..................................5
   SECTION 4.3   (Intentionally Omitted)......................................5

ARTICLE V DISTRIBUTIONS ON COLLATERAL; VOTING.................................5

   SECTION 5.1   No Right to Receive Distributions on Pledged
                 Collateral; Voting...........................................5

ARTICLE VI GENERAL AUTHORITY; REMEDIES........................................6

   SECTION 6.1   General Authority............................................6
   SECTION 6.2   UCC Rights...................................................7
   SECTION 6.3   Application of Cash; Sale of Pledged Collateral..............7
   SECTION 6.4   Rights of Purchasers.........................................8
   SECTION 6.5   Securities Act, etc..........................................8
   SECTION 6.6   Other Rights of the Pledgee.................................10
   SECTION 6.7   Waiver and Estoppel.........................................11
   SECTION 6.8   Application of Moneys.......................................11



ARTICLE VII MISCELLANEOUS....................................................12

   SECTION 7.1   Notices.....................................................12
   SECTION 7.2   Waivers, Non-Exclusive Remedies.............................12
   SECTION 7.3   Expenses; Documentary Taxes.................................12
   SECTION 7.4   Successors and Assigns......................................12
   SECTION 7.5   Amendments and Waivers......................................13
   SECTION 7.6   Delivery and Michigan Law...................................13
   SECTION 7.7   Limitation by Law; Severability.............................13
   SECTION 7.8   Counterparts; Effectiveness.................................13

                             STOCK PLEDGE AGREEMENT

         THIS AGREEMENT (as amended, supplemented or modified from time to time, this "Pledge Agreement") is dated as of March 21, 2001 and is by NATURAL GAS SERVICES GROUP, INC., a Colorado corporation (the "Pledgor"), in favor of GREAT LAKES COMPRESSION, INC.(the "Pledgee").

         Natural Gas Acquisition Corporation, a Colorado corporation (the "Buyer"), proposes to enter into an Asset Purchase Agreement dated as of the date hereof with the Pledgee (as the same may be amended from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations under such Agreement or any successor agreement, the "Asset Purchase Agreement"). In order to induce the Pledgee to enter into the Asset Purchase Agreement, the Pledgor will guaranty the obligations of the Buyer to the Pledgee under and pursuant to a Guaranty dated as the date hereof by the Pledgor in favor of the Pledgee (as amended, modified or supplemented from time to time, the "Guaranty"). To provide collateral security for its guaranty, the Pledgor desires to enter into this Pledge Agreement. Accordingly, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.1 Definitions

         Terms defined in the Asset Purchase Agreement and not otherwise defined herein shall have, as used herein, the respective meanings provided for therein.

         SECTION 1.2 UCC Terms

         Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Michigan Uniform Commercial Code shall have the meanings therein stated.

                                   ARTICLE II
                             THE SECURITY INTERESTS

         SECTION 2.1 The Security Interests

         The Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in, the following (the "Pledged Collateral"):

                  (a) the shares of stock described on Schedule I hereto (the "Pledged Shares"), and all dividends, distributions, cash, instruments and other property and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  (b) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of such shares.

         SECTION 2.2 Security for Deferred Purchase Obligations

         This Pledge Agreement secures the payment of the Deferred Purchase Price, interest thereon and other amounts now or hereafter payable by the Buyer to the Pledgee under the Asset Purchase Agreement, (i) all other obligations or liabilities now or hereafter payable by the Buyer pursuant to the Asset Purchase Agreement, and (ii) all obligations and liabilities now or hereafter payable by the Buyer under, arising out of or in connection with the Collateral Documents (all such indebtedness, obligations and liabilities being herein called the "Deferred Purchase Obligations"). The security interests granted by this Pledge Agreement are granted as security only and shall not subject the Pledgee to, or transferor in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Pledged Collateral or any transaction in connection therewith.

         SECTION 2.3 Delivery of Pledged Collateral

         All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to cause any or all of the Pledged Shares or other Pledged Collateral to be transferred of record into the name of the Pledgee or its nominee.

         SECTION 2.4 Termination of Security Interests; Release of Pledged Collateral

         Upon the full, final and irrevocable payment and performance of all the Deferred Purchase Obligations, the security interests in the Pledged Collateral shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. In addition, at any time and from time to time prior to such termination of the security interests, the Pledgee may release any of the Pledged Collateral. Upon any such termination of the security interests or any release of the Pledged Collateral, the Pledgee will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of the Pledged Collateral. Any such documents shall be without recourse to or warranty by the Pledgee.

         SECTION 2.5 Security Interests Absolute

         All rights of the Pledgee and the security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Deferred Purchase Obligation, or any document evidencing or securing such Deferred Purchase Obligation, by operation of law or otherwise;

                  (b) any modification or amendment or supplement to the Asset Purchase Agreement or any other document evidencing or securing any Deferred Purchase Obligation;

                  (c) any release, non-perfection or invalidity of any direct or indirect security for any Deferred Purchase Obligation;

                  (d) any change in the existence, structure or ownership of the Pledgor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Buyer or its assets or any resulting disallowance, release or discharge of all or any portion of the Deferred Purchase Obligations;

                  (e) the existence of any claim, set-off or other right which the Pledgor may have at any time against the Buyer, the Pledgee or any other corporation or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (f) any invalidity or unenforceability relating to or against the Buyer for any reason of any Deferred Purchase Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by the Buyer of the Deferred Purchase Obligations;

                  (g) any failure by the Pledgee (a) to file or enforce a claim against the Buyer or its estate (in a bankruptcy or other proceeding), (b) to give notice of the existence, creation or incurring by the Buyer of any new or additional indebtedness or obligation under or with respect to the Deferred Purchase Obligations, (c) to commence any action against the Buyer, (d) to disclose to the Pledgor any facts which the Pledgee may now or hereafter know with regard to the Buyer or (e) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Deferred Purchase Obligations; or

                  (h) any other act or omission to actor delay of any kind by the Buyer or the Pledgee or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Pledgor's obligations hereunder.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The Pledgor represents and warrants as follows:

         SECTION 3.1 Corporate Existence and Power

         The Pledgor is a corporation duly incorporated, validly existing and in good standing under the laws of Colorado, and has all corporate powers and material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 3.2 Corporate and Governmental Authorization; Contravention

         The execution, delivery and performance by the Pledgor of this Pledge Agreement are within its corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of the articles of incorporation or by-laws of the Pledgor or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Pledgor or result in the creation or imposition of any Lien (other than the Lien of this Pledge Agreement) upon any of its assets.

         SECTION 3.3 Binding Effect

         This Pledge Agreement constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as
(i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 3.4 Title to Pledged Shares

         The Pledgor owns all of the Pledged Shares free and clear of any Liens other than the security interests granted hereby.

         SECTION 3.5 Pledge Shares

         All Pledged Shares have been duly authorized and validly issued, and are fully paid and non-assessable, and are subject to no options to purchase or similar rights of any Person. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Pledge Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Shares with respect thereto.

         SECTION 3.6 Validity, Perfection and Priority of Security Interests

         Upon delivery of all certificates or instruments representing or evidencing the Pledged Securities to the Pledgee, the Pledgee will have a valid and perfected security interest in the Pledged Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Pledge Agreement, or necessary for the validity or enforceability hereof or for the perfection of the security interests of the Pledgee and the Pledgee granted hereby. The Pledgor has not performed any acts which might prevent the Pledgee from enforcing any of the terms and conditions of this Pledge Agreement or which would limit the Pledgee in any such enforcement.

         SECTION 3.7 Outstanding Shares

         The Pledged Shares constitute 100% of the issued and outstanding shares of capital stock of the Buyer.

                                   ARTICLE IV
                                    COVENANTS

         The Pledgor agrees that so long as any Deferred Purchase Obligation remains unpaid:

         SECTION 4.1 Filing; Further Assurances

         The Pledgor will, at its expense and in such manner and form as the Pledgee may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Pledgee may request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable the Pledgee to exercise and enforce its rights hereunder with respect to any of the Pledged Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Pledgee to execute and file, in the name of the Pledgor or otherwise, Uniform Commercial Code financing statements which the Pledgee in its sole discretion may deem necessary or appropriate to further perfect the security interests.

         SECTION 4.2 Liens on Pledged Collateral

         The Pledgor will not sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or suffer to exist any Lien (other than security interests in favor of the Pledgee and the Pledgee) on any Pledged Collateral. The Pledgor agrees that it will cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, and the Pledgor will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

         SECTION 4.3 (Intentionally Omitted)

                                   ARTICLE V
                       DISTRIBUTIONS ON COLLATERAL; VOTING

         SECTION 5.1 No Right to Receive Distributions on Pledged Collateral; Voting

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           i. The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Asset Purchase Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Pledgee's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof, and, provided, further, that the Pledgor shall give the Pledgee at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

                           ii. The Pledgor shall not be entitled to receive and retain any dividends, interest and other payments and distributions made upon or with respect to the Pledged Collateral, and any such dividends, interest and other payments and distributions shall be, and shall be forthwith delivered to the Pledgee to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

                           iii. The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, consents, ratifications and waivers and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           i. All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Pledgee who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

                           ii. All dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

                                   ARTICLE VI
                           GENERAL AUTHORITY; REMEDIES

         SECTION 6.1 General Authority

         The Pledgor hereby irrevocably appoints the Pledgee and any officer or Pledgee thereof, with full power of substitution, as its true and lawful attorney-in-fact, in the name of the Pledgor or its own name, for the sole use and benefit of the Pledgee, but at the Pledgor's expense, at any time and from time to time, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this

Pledge Agreement and, without limiting the foregoing, the Pledgor hereby gives the Pledgee the power and right on its behalf, without notice to or further assent by the Pledgor to do the following:

                  (a) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Pledgor as, or in connection with, the Pledged Collateral;

                  (b) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or in connection with the Pledged Collateral;

                  (c) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Pledged Collateral;

                  (d) to sell, transfer, assign or otherwise deal in or with the Pledged Collateral or any part thereof, as fully and effectually as if the Pledgee and the Pledgee were the absolute owners thereof; and

                  (e) to do, at its option, but at the expense of the Pledgor, at any time or from time to time, all acts and things which the Pledgee deems necessary to protect or preserve the Pledged Collateral and to realize upon the Pledged Collateral.

         SECTION 6.2 UCC Rights

         If an Event of Default shall have occurred, the Pledgee may in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other agreement securing, evidencing or relating to the Deferred Purchase Obligations, exercise (i) all rights and remedies of a secured party under the Uniform Commercial Code of Michigan (the "UCC")(whether or not in effect in the jurisdiction where such rights are exercised) and (ii) all other rights available to the Pledgee at law or equity.

         SECTION 6.3 Application of Cash; Sale of Pledged Collateral

                  (a) The Pledgor expressly agrees that if an Event of Default shall occur and be continuing, the Pledgee, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to or upon the Pledgor or any other Person (all of which demands and/or notices are hereby waived by the Pledgor), may forthwith (i) apply the cash, if any, then held by it as Collateral as specified in Section 6.8 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay the Deferred Purchase Obligations in full, to collect, receive, appropriate and realize upon the Pledged Collateral, and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Pledged Collateral (or contract to do so) or any part thereof in one or more parcels (which need not be in round lots) at public or private sale, at any office of the Pledgee or elsewhere in such manner is commercially reasonable and, as the Pledgee may deem best, for cash or on creditor for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale, and, if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, upon any such private sale or sales, to purchase the whole or any part of the

Pledged Collateral so sold, and thereafter to hold the same, absolutely and free from any right or claim of any kind. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands against the Pledgee arising out of the foreclosure, repossession, retention or sale of the Pledged Collateral.

                  (b) Unless the Pledged Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Pledgee shall give the Pledgor five days' written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or the portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Pledgee shall not be obligated to make any such sale pursuant to any such notice. The Pledgee may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in the case of such failure, such Pledged Collateral may again be sold upon like notice.

         SECTION 6.4 Rights of Purchasers

         Upon any sale of the Pledged Collateral (whether public or private), the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser (including the Pledgee) at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor who, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, any right to redeem the Pledged Collateral under Section 8.9-5 06 of the UCC, and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted.

         SECTION 6.5 Securities Act, etc.

                  (a) In view of the position of the Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being herein called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Pledgee might to be held to have certain general duties and obligations to the Pledgor to make some effort toward obtaining a fair price even though the obligations of the Pledgor may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor clearly understands that the Pledgee is not to have any such general duty or obligation to the Pledgor, and the Pledgor will not attempt to hold the Pledgee responsible for selling or any part of the Pledged Collateral at any inadequate price even if the Pledgee shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Pledgee were to place all or any part of the Pledged Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Collateral for its own account, or if the Pledgee placed all or any part of the Pledged Collateral privately with a purchaser or purchasers. Accordingly, the Pledgor expressly agrees that the Pledgee is authorized, in connection with any sale of the Pledged Collateral, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Collateral, (ii) to cause to be placed on certificates for any or all of me Pledged Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Federal Securities Laws and may not be disposed of in violation of the provision of said Laws and (iii) to impose such other limitations or conditions in connection with any such sale as the Pledgee deems necessary or advisable in order to comply with said Act or any other law. The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Pledgee deems necessary or advisable in order to comply with said Act or any other law. The Pledgor acknowledges and agrees that such limitations may result in prices and other terms less favorable to the Pledgor than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner, it being the agreement of the Pledgor and the Pledgee that the provisions of this
Section 6.5 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells. The Pledgee shall under no obligation to delay a sale of any Pledged Collateral for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Securities Act of 1933, or under applicable state securities laws, even if the issuer would agree to it.

                  (b) If the Pledgee shall determine to exercise its right to sell all or any of the Pledged Collateral and if in the opinion of counsel for the Pledgee it is necessary, or if in the opinion of the Pledgee it is advisable, to have the securities included in the Pledged Collateral or the portion thereof to be sold registered under the provisions of the Federal Securities Laws, the Pledgor agrees, at its own expense, (i) to execute and deliver, and to use its best efforts to cause each corporation whose securities are to be sold and their directors and officers to execute and deliver, all such instruments and documents, and to do or cause to be done all other such acts and things, as may be necessary or, in the opinion of the Pledgee, advisable to register such securities under the provisions of the Federal Securities Laws and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required bylaw to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus which, in the opinion of the Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, (ii) to use its best efforts to cause the corporation whose securities are to be sold to agree to prepare, and to make available to its security holders as soon as practicable, an earnings statement (which need not be audited) covering the period of at least 12 months beginning with the first month after the effective date of any such registration statement, which earning statement will satisfy the provisions of Section 11(a) of the Securities Act of 1933, (iii) to use its best efforts to qualify such securities understate Blue Sky or securities laws and to obtain the approval of any governmental authorities for the sale of such securities as requested by the Pledgee and (iv) at the request of the Pledgee, to indemnify and hold harmless the Pledgee and any underwriters (and any person controlling any of the foregoing) from and against any loss, liability, claim, damage and expense (and reasonable counsel fees incurred in connection therewith) under the Securities Act of 1933 or otherwise insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any preliminary prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Pledgee or any underwriters (or any person controlling any of the foregoing); provided that the Pledgor shall not be liable in any case to the extent that any such loss, liability, claim, damage or expense arises out of or is based on an untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to such corporation by the Pledgee or any underwriter expressly for use in such registration statement or prospectus.

         SECTION 6.6 Other Rights of the Pledgee

                  (a) The Pledgee (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Pledge Agreement and (ii) may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Pledged Collateral and to sell all, or from time to time, any of the Pledged Collateral under the judgment or decree of a court of competent jurisdiction.

                  (b) The Pledgee shall, to the extent permitted by applicable law, without notice to the Pledgor or any party claiming through it, without regard to the solvency or insolvency at such time of any Person then liable for the payment of any of the Deferred Purchase Obligations, without regard to the then value of the Pledged Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Pledgee) of the Pledged Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Pledged Collateral be segregated, sequestered and impounded for the benefit of the Pledgee, and the Pledgor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

                  (c) In no event shall the Pledgee have any duty to exercise any rights or take any steps to preserve the rights of the Pledgor or the Pledgee in the Pledged Collateral, nor shall the Pledgee be liable to the Pledgor or any other Person for any loss caused by the Pledgee's failure to meet any obligation imposed by Section 9-207(e) of the UCC or any successor provision. Without limiting the foregoing, the Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any duty or responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         SECTION 6.7 Waiver and Estoppel

                  (a) The Pledgor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Pledged Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Pledge Agreement, and hereby waives all benefit or advantage of all such laws. The Pledgor covenants that it will not hinder, delay or impede the execution of any power granted to the Pledgee in the Asset Purchase Agreement or this Pledge Agreement.

                  (b) The Pledgor, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Pledged Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Pledge Agreement, and consents and agrees that all of the Pledged Collateral may at any such sale be offered and sold as an entirety.

                  (c) The Pledgor waives, to the extent permitted by law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder) in connection with this Pledge Agreement and any action taken by the Pledgee with respect to the Pledged Collateral. The Pledgor waives and agrees not to assert any privileges which it may acquire under
Section 9-112 of the UCC.

         SECTION 6.8 Application of Moneys

         The proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied by the Pledgee in the following order of priority (the Pledgor remaining liable for any deficiency remaining unpaid after such application):

                  (a) to payment of the expenses of such sale or other realization, including reasonable compensation to the Pledgee, and all expenses, liabilities and advances incurred or made by the Pledgee, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of be Pledged Collateral, and any other unreimbursed expenses for which the Pledgee is to be reimbursed pursuant to Section 7.3;

                  (b) to the Pledgee for application by it to the payment of the Deferred Purchase Obligations in such order as the Pledgee may elect; and

                  (c) any surplus then remaining shall be paid to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1 Notices

         All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party at its address set forth on the signature page hereof onto such other address as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective (i) two days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this Section. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Section.

         SECTION 7.2 Waivers, Non-Exclusive Remedies

         No failure on the part of the Pledgee to exercise, and no delay in exercising, no course of dealing with respect to, any right under this Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee of any right under this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights of the Pledgee under this Pledge Agreement are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 7.3 Expenses; Documentary Taxes

         The Pledgor shall forthwith on demand pay all out-of-pocket expenses incurred by the Pledgee, including fees and disbursements of its counsel and Pledgees, in connection with the preparation and administration of this Pledge Agreement or the administration, sale or other disposition of the Pledged Collateral on the preservation, protection or defense of the rights of the Pledgee and the Pledgee in and to the Pledged Collateral. The Pledgor shall forthwith pay on demand the amount of any taxes which the Pledgee may have been required to pay be reason of the security interests (including any applicable transfer taxes) or to free any of the Pledged Collateral from the Lien thereof.

         SECTION 7.4 Successors and Assigns

         This Pledge Agreement is for the benefit of the Pledgee and its successors and assigns, and in the event of an assignment of all or any of the Deferred Purchase Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Pledge Agreement shall be binding upon the Pledgor and its successors and assigns.

         SECTION 7.5 Amendments and Waivers

         Any provision of this Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by the Pledgor and the Pledgee.

         SECTION 7.6 Delivery and Michigan Law

         This Pledge Agreement has been delivered in Michigan and shall be governed by and construed in accordance with the laws of the State of Michigan, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than Michigan are governed by the laws of such jurisdiction.

         SECTION 7.7 Limitation by Law; Severability

                  (a) All rights, remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Pledge Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Pledge Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  (b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 7.8 Counterparts; Effectiveness

                  This Pledge Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Pledge Agreement shall become effective when the Pledgee shall have received counterparts hereof signed by itself and the Pledgor.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       NATURAL GAS SERVICES GROUP, INC., as
                                       Pledgor


                                       By:
                                          -----------------------------------
                                          Title:
                                                -----------------------------
                                          [Address]
                                                   --------------------------

                                                         --------------------


                                       GREAT LAKES COMPRESSION, INC.,
                                       as Pledgee

                                       By:
                                          -----------------------------------
                                          Title:
                                                -----------------------------
                                          [Address]
                                                   --------------------------

                                                         --------------------

                                   SCHEDULE I

                             LIST OF PLEDGED SHARES


Stock                Class of       Stock Certificate       Par       Number of
Issuer               Stock          Nos.                    Value     Shares
Natural Gas
Acquisition
Corporation          Common                1                $ .01      10,000

                               FINANCING STATEMENT

                                   SCHEDULE A

                                DEBTOR'S PROPERTY

REAL ESTATE:

                  Five acres of land in West part of Albert Township, Montmorency County, Michigan, described as follows:

                  Commencing at the Northeast corner of Section 22, Town 29 North, Range 1 East, thence S0(degrees)04'30"E 1571.8 feet on section line to the point of beginning; thence S89 (degrees)00'10"W 660.0 feet; thence SO(degrees)04'30"E 330.0 feet; thence N89(degrees)00'10"E 660.0 feet; thence NO(degrees)04'30"W 330.0 feet on section line to the point of beginning. Part of the Southeast 1/4 of the Northeast 1/4 of
                  Section 22, T29N, R1E, containing 5 acres more or less, except oil, gas, coal and mineral rights as reserved by a prior owner by instrument at Liber 371, Page 143 and other minerals, and subject to easement and restrictions of record and the rights of the public and of any governmental unit in any part taken, used or deeded for street, highway or road purposes. The North 30 feet is subject to a private easement.

BUILDINGS AND FIXTURES:

         1. A building located on the real estate described above and used for general office purposes and service repair.

         2. A building located on the real estate described above and used as a fabrication facility.

         3. A building located on the real estate described above and used as a storage building.

FABRICATION TOOLS AND EQUIPMENT:

         1.       Fabrication Tools

         2.       Compressor Tools

         3.       Generator

         4.       Hydraulic Press

         5.       Hoists

         6.       Front End Loader

         7.       Forklift


                              Schedule A - Page 1

OFFICE EQUIPMENT:

         1.       Phones

         2.       Computers and Computer Equipment

         3.       Radios

         4.       Desk and File Cabinet

         5.       Camera

TRANSPORTATION EQUIPMENT:


1   Truck 99466            1999    Chevy GMT400         1GBJK34J4XF018466

2   Truck 9840             1998    Chevy CK3500         1GCHK34J4WE121840

3   Truck 9739             1997    Dodge Ram            3B7KF23Z9VM514639

4   Truck 0028             2000    Chevy CK3500         1GBJK34J7YF447828

5   Truck 9538             1995    Chevy CK3500 4X4     1GBJK34F9SE126138

6   Truck 9559             1995    Chevy K3500 4X4      1GBJK34FOSE127159

7   Truck 9695             1996    Ford F350 4X4        2FDKF38F2TCA15495

8   Truck 98100            1998    Chevy CK3500         1GBJK34F4 WF016100

9   Truck 9530             1995    Chevy GMT400 4X4     1GBJK34NXSE148530

10  Truck 9685             1996    Ford F350 4X4        1FDKF38F2TEA50385

11  Truck 9774             1997    Chevy CK3500         1GBJK34J4VF000174

12  Truck 9762             1997    Chevy CK1500 Ext     1GCEK19MXVE120362

13  Timberwolf
    Trailer

14  Fluid Trailer

15  Timberwolf
    Trailer

16  Antifreeze Trailer

17  Antifreeze Trailer

COMPRESSORS:


Unit #      Unit Type          Start-Up Date   Horsepower
------      ---------          -------------   ----------
 001        G398/JGR4             3/14/96         540
 002        S-VRG220/G1010         7/1/96          30
 004        S-G3304/TDSH233S      10/1/96          90
 006        S-VRG330/Broomwade     9/5/96          50
 007        T-VRG310/G1210         7/1/96          50
 008        T-VRG310/G1210        10/29196         50


                              Schedule A - Page 2


 009        T-VRG310/G1210              11/8/96        50
 010        T-VRG310/G1210             11/29/96        50
 012        T-VRG310/G1210             12/11/96        50
 013        T-VRG310/G1210              3/12/96        50
 014        S-3.9 Cummins/G1010         9/5/97         30
 015        T-G3304TAA/PDX20            8/1/96        120
 019        T-VRG330/G1210              4/23/97        50
 020        T-VRG330/G1210              4/23/97        50
 025        T-VRG310/G1210              5/13/97        50
 026        T-VRG310/G1210              5/19197        50
 027        T-VRG310/G1210              6/4/97         g0
 031        S-VRG176/G1010             12/16/97        30
 033        S-VRG330/G1210              1/12/98        50
 034        S-VRG330/G1210              11/7/97        50
 037        S-VRG330/G1231              11/7/97        50
 040        S-VRG330/G1231              1/12/98        50
 042        S-VRG330/G1231             12/16/97        50
 043        S-VRG330/G1231              1112/98        50
 047        S-G333NA/G1730              6/1/97        120
 048        S-G333NA/G1730               2112198      120
 051        T-G3304NA/G1723             3/2/98         90
 057        T-VRG330/G1231              3/23/98        50
 058        T-V RG330/G1231             5/7198         50
 059        T-VRG330/G1231              5/4/98         50
 060        T-V RG330/G1231             7/1/98         50
 062        S-VRG330/G1231              4/20/98        50
 063        S-VRG330/G1231              6/19/98        50
 066        S-VRG330/G1231              7/17/98        50
 071        S-VRG330/PDX16              4/19/99        55
 074        S-VRG330/PDX16              5/28/99        55
 075        S-G3304NA/PDX20             3/1/99         90
 077        S-G3306NA/PDX20             311/99        120
 080        S-G333NA/PDX20              5/19/99       120
 082        S-G3306TA/TDSH355S          11/3/98       165
 083        S-VRG330/PDX16              6123/99        55
 084        S-VRG3301PDX16              6/22/99        55


                              Schedule A - Page 3


 085        S-V RG330/PDX16             7/29/99           55
 086        S-VRG330/PDX16              7/29/99           55
 098        T-VRG330/G1210 w/Pump       7/12/99           55
 100        T-VRG330/G1210 w/Pump       7/14/99           55
 101        S-VRG330/Frick 163S         10/5/99           55
 102        T-V RG330/G1210 w/Pump      7/14/99           55
 104        S-G3406TA/PDX25            10/13/98          325
 105        S-G3406TA/PDX25             2/1/99           325
 107        S-VRG330/G1210 w/Pump       6/30/99           55
 108        S-VRG330/G1210 w/Pump       7/29/99           55
 109        S-VRG330/G1210 w/Pump       8/3/99            55
 110        S-VRG330/pdx16 w/Pump       ll/l/99           55
 111        S-VRG330/pdx16 w/Pump       ll/1/99           55
 112        S-VRG330/pdx16 w/Pump       11/5/99           55
 113        S-VRG330/pdx16 w/Pump       2/4/00            55
 114        S-VRG330/pdx16 w/Pump      11/16199           55
 115        S-VRG330/pdx16 w/Pump       2/8/00            55
 116        S-VRG330/pdx16 w/Pump       2/14/00           55
 117        S-VRG330/pdxl6 w/Pump       3/13/00           55
 118        S-VRG330/pdxl6 w/Pump       1/31/00           55
 122        S-ES-3.9/G1210 w/Pump       11/2/99           35
 123        S-ES-3.9/G1210 w/Pump       5/19/00           35
 124        S-3306TAA/G24 LeRoi         12/1/99          165
 125        S-3306TAA/G24 LeRoi         12/1/99          165
 126        S-G5.9/G1210 w/Pump         9/13/99           90
 133        S-VRG330/pdx16 w/Pump       3/9/00            55
 135        S-VRG330/pdx16 w/Pump       4/Il/00           55
 136        S-VRG330/pdx16 w/Pump       4/25/00           55
 137        S-VRG330/pdx16 w/Pump       5/11/00           55
 138        S-VRG330/pdx16 w/Pump
 142        T-VRG330/1200 w/Pump        11/1/99           55
 143        T-VRG330/1200 w/Pump        2/14/00           55
 144        T-VRG330/1200 w/Pump
 145        T-VRG330/1200 w/Pump
 146        T-VRG330/1200 w/Pump
 147        T-VRG330/1200 w/Pump


                              Schedule A - Page 4


 148        T-VRG330/1200 w/Pump
 151        S-VRG330/1200 w/Pump        5/25/00           55
 153        2.3 LITER Ford w/Generator    26
 155        S-3304-PPDX16 (Belt Drive)
 156        S-3304-PPDX16 (Belt Drive)
 157        S-3304-PPDX16 (Belt Drive)
 158        S-3304-PPDX16 (Belt Drive)
 159        S-8.3 Cummins PDX16
 160        S-3304-PPDX 16(Belt Drive)
 161        S-3304-PPDX16 (Belt Drive)
 162        S-3304-PPDX16(Belt Drive)
 163        S-3304-PPDX16 (Belt Drive)
 164        S-3306-PDX20
 166        S-398TA/JGR4-4
 167        Wauk 817 Gen Set
       Spare Parts Inventory

LEASES OF COMPRESSORS:

         A. Secured Party is party to a Standard Gas Compressor Equipment Master Rental and Servicing Agreement dated September 23, 1997 with Ward Lake Energy as Lessee covering a skid mounted G398TALE/JGR-4 compressor package. The agreement provides for a sixty (60) month term commencing on the date when the equipment was ready for shipment or November 1,1996, whichever was later and provides for a monthly rental of $ 8,450.

         B. Secured Party is party to several verbal agreements with third parties who are not affiliated with Secured Party pursuant to which Secured Party has supplied compressor equipment to such third parties for indefinite terms in exchange for agreed upon rental rates. Secured Party's practice with regard to such verbal agreements is to remove its compressor units front such lessees' sites upon request of the lessee, pro-rating the monthly rent to the date the lessee requests that the equipment be removed.

         C. Leases of Compressors from CSI (stated lease term has expired, leased from month to month until terminated by Lessor or Lessee).


          Unit #             Unit Type
          ------             ----------
           127               CSI # 4319
           128               CSI # 4583
           129               CSI # 4584
           130               CSI # 4585
           131               CS1 # 4586
           132               CSI # 4590
           139               CSI # 4315
           140               CSI # 4508


                              Schedule A - Page 5

SERVICE ONLY CONTRACTS RECIPROCATING COMPRESSORS DESCRIBED BELOW:


Unit Type                                       Location
---------                                       --------
Cat 3516 TALE/Ariel JGK4-4                      Briley 34
Cat 3516 TALE/Ariel JGK4-4                      Briley 34
Cat 3512 TALE/Ariel JGH4-4                      Briley 34
Cat 3512 TALE/Ariel JGH4-4                      Briley 34
Cat 3516 TALE/Ariel JGK4-4                      Broad
Cat 3516 TALE/Ariel JGK4-4                      Broad
Cat 3 516 TALE/Ariel JGK4-4                     Caledonia
Cat 3516 TALE/Ariel JGK4-4                      Caledonia
Ajax DPC 800                                    Charlton
Ajax DPC 800                                    Chester
Cat 3516 TALE/Ariel JGK4-4                      Comstock Hills
Cat 3516 TALE/Ariel JGK4-4                      Doctor's Club
Cat 3 516 TALE/Ariel JGK4-4                     Doctor's Club
Wauk 7042/Worthington OF6                       Gilchrist Creek
Ajax DPC 280                                    Gilchrist Creek
Cat 3516 TALE/Ariel JGK4-4                      Loud 13
Cat 3516 TALE/Ariel JGK4-4                      Loud 13
Cat 3516 TALE/Ariel JGK4-4                      Highway 65
Cat 3516 TALE/Ariel JGK4-4                      Lakes of the North
Cat 379/Ariel JGR4-4                            Webber Creek
Superior/White 8 G 825/W66                      Loud 15
Cat 3516 TALE/Ariel JGK4-4                      Loud 15
Cat 3516 TALE/Ariel JGK4-4                      Loud 15
Wauk817/ATIelJGM 2-1                            Loud 15
Cat 3516 TALE/Ariel JGK4-4                      Lost Lake Woods
Ajax DPC 800                                    Maple Forest


                              Schedule A - Page 6


Cat 3516 TALE/Ariel JGK4-4                      Marstrand
Cat 3516 TALE/Ariel JGK4-4                      North Bay
Cat 3512 TALE/Ariel JGH4-4                      Sage Creek
Cat 3516 TALE/Ariel JGK4-4                      North Hardwood
Cat 3516 TALE/Ariel JGK4-4                      Schmitt Creek
Cat 3516 TALE/Ariel JGK4-4                      Schmitt Creek
Cat 3516 TALE/Ariel JGK4-4                      Scott Creek
Ajax DPC 360                                    West Albert 11
Ajax DPC 360                                    West Albert 11


SERVICE ONLY CONTRACTS OF ROTARY COMPRESSORS DESCRIBED BELOW:


   Unit #         Unit Type                   Current Location
   ------         ---------                   ----------------
   003            S-F1197/G1730               Joy Section 8 A4-18
   005            S-G3304/TDSI1233S           Mid-Charlton D2-22. A3-27
   016            S-G 3306NA/TDS HI93S        Joy Section 6 & 7
   017            S-G3306NA/TDSH193S          Hardwood Maynrich
   024            S-V RG310/E12               Mid-Charlton ZeidlerB3-26
   028            Electric/E12                Gilchrist A 1-2 7
   032            S-V RG310/E 12              Mid-Charlton Zeidler A4-26
   036            S-G3304NA/G1723             Mid-Charlton/Pipeline Booster
   038            S-VRG330/G1231              Mid-Charlton Zeidler Booster
   041            S-VRG330/G1231              Mid-Charlton D4-26
   044            S-VRG265/G1010              Chester D4-lA
   045            S-VRG265/G1010              Chester C2-36
   046            S-G3306NA/G1730             Loud 13Joy Pipeline Booster
   049            T-G3306NA/G1730             Doctors Club Section 33 Booster
   052            S-G3304NAG1723              Webber Creek Booster
   053            S-G3304NA/G1723             Chester D2-lA
   054            S-G3304NA/G1723             Webber Creek C3-4
   061            S-VRG330/G1231              Mid-Charlton A 1-25
   064            S-VRG330/G1231              Loud 13Jov Section 7
   072            S-VRG33 0/P DX 16           Chester C2-1
   073            S-VRG330/PDX16              Chester A3-1,B4-1,B3-1
   076            S-G3304NA/PDX20             Chester A1-1/B1-1


                              Schedule A - Page 7



   078            S-6333 NA/PDX20             Loud 13 Joy Pipeline Booster
   079            S-G333NA/PDX20              Mid-Charlton Flow Line Booster
   119            S-V RG330/pdxl6             Mid-Charlton Zeidler B4-26
                  w/Pump

   120            S-ES-3.9/G1210 w/Pump       Mid-Charlton Hansen C3-26
   121            S-ES-3.9/G1210 w/Pump       Chester D3-1
   134            S-VRG330/pdx16              Mid-Charlton Pipeline Booster
                  w/Pump

   149            S-VRG330/1200 w/Pump        Mid-Charlton Stangor A2-25
   150            S-VRG330/1200 w/Pump        Chester A4-2
   152            3304/1200w/Pump/Generator   Sage Creek St. Albert 1-11
   154            S-3408TAA/                  Hardwood Zilka Flowline Booster
   011            S-VRG220/G1010              Marstrand A2-35
   021            S-VRG330/E12                Marstrand D4-27
   022            S-VRG310/E12                Marstrand C3-35
   023            S-VRG310/E12                Marstrand D1-27
   030            S-VRG220/G1010              Marstrand D3-35
   035            S-VRG330/GI210              Marstrand A3-34
   039            S-VRG330/G1231              Marstrand D3-27
   055            S-VRG283/G1010              Marstrand B1-34
   056            S-VRG283/Gl0l0              Marstrand A3-35
   065            S-VRG330/G1231              Marstrand C1-27


INTANGIBLES:

     1. Use of Trade Name "Great Lakes Compression, Inc." and all variations of names using the words "Great Lakes" and/or "Compression".

     2. Use of the current company logo consisting of a sketch of the State of Michigan with seagulls and the company name in a distinctive type style.


                              Schedule A - Page 8

                               FINANCING STATEMENT

                                   SCHEDULE A

                                DEBTOR'S PROPERTY

REAL ESTATE:

                  Five acres of land in West part of Albert Township, Montmorency County, Michigan, described as follows:

                  Commencing at the Northeast corner of Section 22, Town 29 North, Range 1 East, thence S0(degrees)04'30" E 1571.8 feet on section line to the point of beginning; thence S89(degrees)00'10"W 660.0 feet; thence S0(degrees)04'30"E
                  330.0 feet; thence N89(degrees)00'10"E 660.0 feet; thence N0(degrees)04'30"W 330.0 feet on section line to the point of beginning. Part of the Southeast 1/4 of the Northeast 1/4 of
                  Section 22, T29N, R1E, containing 5 acres more or less, except oil, gas, coal and mineral rights as reserved by a prior owner by instrument at Liber 371, Page 143 and other minerals, and subject to easement and restrictions of record and the rights of the public and of any governmental unit in any part taken, used or deeded for street, highway or road purposes. The North 30 feet is subject to a private easement.

BUILDINGS AND FIXTURES:

         1. A building located on the real estate described above and used for general office purposes and service repair.

         2. A building located on the real estate described above and used as a fabrication facility.

         3. A building located on the real estate described above and used as a storage building.

FABRICATION TOOLS AND EQUIPMENT:

         1.       Fabrication Tools

         2.       Compressor Tools

         3.       Generator

         4.       Hydraulic Press

         5.       Hoists

         6.       Front End Loader

         7.       Forklift


                              Schedule A - Page 1

OFFICE EQUIPMENT:

         1.       Phones

         2.       Computers and Computer Equipment

         3.       Radios

         4.       Desk and File Cabinet

         5.       Camera

TRANSPORTATION EQUIPMENT:


         1.    Truck 99466          1999     Chevy GMT400       1GBJK34J4XF018466

         2.    Truck 9840           1998     Chevy CK3500       1GCHK34J4WE121840

         3.    Truck 9739           1997     Dodge Ram          3B7KF23Z9VM514639

         4.    Truck 0028           2000     Chevy CK3500       1GBJK34J7YF447828

         5.    Truck 9538           1995     Chevy CK3500 4X4   1GBJK34F9SE126138

         6.    Truck 9559           1995     Chevy K3500 4X4    1GBJK34FOSE127159

         7.    Truck 9695           1996     Ford F350 4X4      2FDKF38F2TCA15495

         8.    Truck 98100          1998     Chevy CK3500       1GBJK34F4WF016100

         9.    Truck 9530           1995     Chevy GMT400 4X4   1GBJK34NXSE148530

         10.   Truck 9685           1996     Ford F350 4X4      1FDKF38F2TEA50385

         11.   Truck 9774           1997     Chevy CK3500       1GBJK3414VF000174

         12.   Truck 9762           1997     Chevy CK1500 Ext   1GCEK19MXVE120362

         13.   Timberwolf
               Trailer

         14.   Fluid Trailer

         15.   Timberwolf Trailer

         16.   Antifreeze Trailer

         17.   Antifreeze Trailer

COMPRESSORS:


 Unit #           Unit Type                    Start-Up Date      Horsepower
 ------           ---------                    -------------      ----------
001               G398/JGR4                       3/14/96             540
002               S-VRG220/G1010                   7/1/96              30
004               S-G3304/TDSH233S                10/1/96              90
006               S-VRG330/Broomwade               9/5/96              50
007               T-VRG310/G1210                   7/1/96              50
008               T-VRG310/G1210                  10/29/96             50


                              Schedule A - Page 2


 009         T-VRG310/G1210                 11/8/96               50
 010         T-VRG3101G1210                 11/29/96              50
 012         T-VRG310/G1210                 12/11/96              50
 013         T-VRG310/G1210                 3/12/96               50
 014         S-3.9 Cummins/G1010             9/5/97               30
 015         T-G3304TAA/PDX20                8/1/96              120
 019         T-VRG330/G1210                 4/23/97               50
 020         T-VRG330/G1210                 4/23/97               50
 025         T-VRG310/G1210                 5/13/97               50
 026         T-VRG310/G1210                 5/19/97               50
 027         T-VRG310/G1210                  6/4/97               50
 031         S-VRG176/G1010                 12/16/97              30
 033         S-VRG330/G1210                 1/12/98               50
 034         S-VRG330/G1210                 11/7/97               50
 037         S-VRG330/G1231                 11/7/97               50
 040         S-VRG330/G1231                 1/12/98               50
 042         S-VRG330/G1231                 12/16/97              50
 043         S-VRG330/G1231                 1/12/98               50
 047         S-G333NA/G1730                  6/1/97              120
 048         S-G333NA/G1730                 2/12/98              120
 051         T-G3304NA/G1723                 3/2/98               90
 057         T-VRG330131231                 3/23/98               50
 058         T-VRG330/G1231                  517/98               50
 059         T-VRG330/G1231                  514/98               50
 060         T-VRG330/G1231                  711/98               50
 062         S-VRG330/G1231                 4120198               50
 063         S-VRG330/G1231                 6/19/98               50
 066         S-VRG330/G1231                 7/17/98               50
 071         S-VRG330/PDX16                 4/19/99               55
 074         S-VRG330/PDX16                 5/28/99               55
 075         S-G3304NA/PDX20                 3/1/99               90
 077         S-G3306NA/PDX20                 3/1/99              120
 080         S-G333NA/PDX20                 5/19/99              120
 082         S-G3306TA/TDSH355S             1113/98              165
 083         S-VRG330/PDX16                 6/23/99               55
 084         S-VRG330/PDX16                 6/22/99               55


                              Schedule A - Page 3


 085         S-VRG330/PDX16                 7/29/99               55
 086         S-VRG330/PDX16                 7/29/99               55
 098         T-VRG330/G1210 w/Pump          7112/99               55
 100         T-VRG330/G1210 w/Pump          7/14/99               55
 101         S-VRG330/Frick 163S            10/5/99               55
 102         T-VRG330/G1210 w/Pump          7/14/99               55
 104         S-G3406TA/PDX25                10/13/98             325
 105         S-G3406TA/PDX25                 2/1/99              325
 107         S-VRG330/G1210 w/Pump          6/30/99               55
 108         S-VRG330/G1210 w/Pump          7/29/99               55
 109         S-VRG330/G1210 w/Pump           8/3/99               55
 110         S-VRG330/pdx16 w/Pump          11/1/99               55
 111         S-VRG330/pdx16 w/Pump          11/1/99               55
 112         S-VRG330/pdx16 w/Pump          11/5/99               55
 113         S-VRG330/pdx16 w/Pump           2/4/00               55
 114         S-VRG330/pdx16 w/Pump          11/16/99              55
 115         S-VRG330/pdx16 w/Pump           2/8/00               55
 116         S-VRG330/pdxl6 w/Pump          2/14/00               55
 117         S-VRG330/pdx16 w/Pump          3/13/00               55
 118         S-VRG330/pdx16 w/Pump          1/31/00               55
 122         S-ES-3.9/G1210 w/Pump          11/2/99               35
 123         S-ES-3.9/G1210 w/Pump          5/19/00               35
 124         S-3306TAA/G24 LeRoi            12/1/99              165
 125         S-3306TAA/324 LeRoi            12/1/99              165
 126         S-G5.9/G1210 w/Pump            9/13/99               90
 133         S-VRG330/pdx16 w/Pump           3/9/00               55
 135         S-VRG330/pdxl6 w/Pump          4/11/00               55
 136         S-VRG330/pdx16 w/Pump          4/25/00               55
 137         S-VRG330/pdx16 w/Pump          5/11/00               55
 138         S-VRG330/pdxl6 w/Pump
 142         T-VRG330/1200 w/Pump           11/1/99               55
 143         T-VRG330/1200 w/Pump           2/14/00               55
 144         T-VRG330/1200 w/Pump
 145         T-VRG330/1200 w/Pump
 146         T-VRG330/1200 w/Pump
 147         T-VRG330/1200 w/Pump


                              Schedule A - Page 4



 148         T-VRG330/1200 w/Pump
 151         S-VRG330/1200 w/Pump           5/25/00              55
 153         2.3 LITER Ford w/Generator        26
 155         S-3304-PPECK16 (Belt Drive)
 156         S-3304-PPDX16 (Belt Drive)
 157         S-3304-PPDX16 (Belt Drive)
 158         S-3304-PPDX16 (Belt Drive)
 159         S-8.3 Cummins PDX16
 160         S-3304-PPDX16 (Belt Drive)
 161         S-3304-PPDXI 6(Belt Drive)
 162         S-3304-PPDX16(Belt Drive)
 163         S-3304-PPDX16 (Belt Drive)
 164         S-3306-PDX20
 166         S-398TA/JGR4-4
 167         Wauk 817 Gen Set
       Spare Parts Inventory

LEASES OF COMPRESSORS:

         A. Secured Party is party to a Standard Gas Compressor equipment Master Rental and Servicing Agreement dated September 23, 1997 with Ward Lake Energy as Lessee covering a skid mounted G398TALE/JGR-4 compressor package. The agreement provides for a sixty (60) month term commencing on the date when the equipment was ready for shipment or November 1, 1996, whichever was later and provides for a monthly rental of $ 8,450.

         B. Secured Party is party to several verbal agreements with third parties who are not affiliated with Secured Party pursuant to which Secured Patty has supplied compressor equipment to such third parties for indefinite terms in exchange for agreed upon rental rates. Secured Party's practice with regard to such verbal agreements is to remove its compressor units from such lessees' sites upon request of the lessee, pro-rating the monthly rent to the date the lessee requests that the equipment be removed.

         C. Leases of Compressors from CSI (stated lease term has expired, leased from month to month until terminated by Lessor or Lessee).


           Unit #            Unit Type
           ------            ----------
            127              CSI # 4319
            128              CSI # 4583
            129              CSI # 4584
            130              CSI # 4585
            131              CSI # 4586
            132              CSI # 4590
            139              CSI # 4315
            140              CSI # 4508


                              Schedule A - Page 5

SERVICE ONLY CONTRACTS RECIPROCATING COMPRESSORS DESCRIBED BELOW:


         Unit Type                               Location
         ---------                               --------
Cat 3516 TALE/Ariel JGK4-4                       Briley 34
Cat 3516 TALE/Ariel JGK4-4                       Briley 34
Cat 3512 TALE/Ariel JGH4-4                       Briley 34
Cat 3512 TALE/Ariel JGH4-4                       Briley 34
Cat 3516 TALE/Ariel JGK4-4                       Broad
Cat 3516 TALE/Ariel JGK4-4                       Broad
Cat 3516 TALE/Ariel JGK4-4                       Caledonia
Cat 3516 TALE/Ariel JGK4-4                       Caledonia
Ajax DPC 800                                     Charlton
Ajax DPC 800                                     Chester
Cat 3516 TALE/Ariel JGK4-4                       Comstock Hills
Cat 3516 TALE/Ariel JGK4-4                       Doctor's Club
Cat 3516 TALFJArie1 JGK4-4                       Doctor's Club
Wauk 7042/Worthington OF6                        Gilchrist Creek
Ajax DPC 280                                     Gilchrist Creek
Cat 3516 TALE/Ariel JGK4-4                       Loud 13
Cat 3516 TALE/Ariel JGK4-4                       Loud 13
Cat 3516 TALE/Ariel JGK4-4                       Highway 65
Cat 3516 TALE/Ariel JGK4-4                       Lakes of the North
Cat 379/Ariel JGR4-4                             Webber Creek
Superior/White 8G825/W66                         Loud 15
Cat 3516 TALE/Ariel JGK4-4                       Loud 15
Cat 3516 TALE/Ariel JGK4-4                       Loud 15
Wauk 817/Ariel JGM2-1                            Loud 15
Cat 3516 TALE/Ariel JGK4-4                       Lost Lake Woods
Ajax DPC 800                                     Maple Forest


                              Schedule A - Page 6


Cat 3516 TALE/Ariel JGK4-4                       Marstrand
Cat 3516 TALE/Ariel JGK4-4                       North Bay
Cat 3512 TALE/Ariel JGH4-4                       Sage Creek
Cat 3516 TALE/Ariel JGK4-4                       North Hardwood
Cat 3516 TALE/Ariel JGK4-4                       Schmitt Creek
Cat 3516 TALE/Ariel JGK4-4                       Schmitt Creek
Cat 3516 TALE/Ariel JGK4-4                       Scott Creek
Ajax DPC 360                                     West Albert 11
Ajax DPC 360                                     West Albert 11


SERVICE ONLY CONTRACTS OF ROTARY COMPRESSORS DESCRIBED BELOW:


     Unit #          Unit Type                   Current Location
     ------          ---------                   ----------------
      003       S-F1197/G1730                 Joy Section 8 A4-18
      005       S-G3304/TDSH233S              Mid-Chariton D2-22, A3-27
      016       S-G3306NA/TDSH193S            Joy Section 6 & 7
      017       S-G3306NAITDSH193S            Hardwood Maynrich
      024       S-VRG310/E12                  Mid-Charlton ZeidlerB3-26
      028       Electric/E12                  Gilchrist A1-27
      032       S-VRG310/E12                  Mid-Charlton Zeidler A4-26
      036       S-G3304NA/G1723               Mid-Charlton/ Pipeline Booster
      038       S-VRG330/G1231                Mid-Chariton Zeidler Booster
      041       S-VRG330/G1231                Mid-Charlton D4-26
      044       S-VRG265/G1010                Chester D4-lA
      045       S-VRG265/G10IO                Chester C2-36
      046       S-G3306NA/G1730               Loud 13 Joy Pipeline Booster
      049       T-G3306NAJG1730               Doctors Club Section 33 Booster
      052       S-G3304NAG1723                Webber Creek Booster
      053       S-G3304NA/G1723               Chester D2-lA
      054       S-G3304NA/G1723               Webber Creek C3-4
      061       S-VRG330/G1231                Mid-Chariton A 1-25
      064       S-VRG330/G1231                Loud 13Joy Section 7
      072       S-VRG330/PDX16                Chester C2-1
      073       S-V RG330/P DX 16             Chester A 3-1.B4-1,B 3-t
      076       S-G3304NA/PDX20               Chester A1-1B1-1


                              Schedule A - Page 7


      078       S-G333NA/PDX20                Loud 13 Joy Pipeline Booster
      079       S-G333NA/PDX20                Mid-Chariton Flow Line Booster
      119       S-VRG330/pdx16 w/Pump         Mid-Charlton ZeidlerB4-26
      120       S-ES-3.9/G1210 w/Pump         Mid-Charlton Hansen C3-26
      121       S-ES-3.9/G1210 w/Pump         Chester D3-1
      134       S-VRG330/pdxl6 w/Pump         Mid-Charlton Pipeline Booster
      149       S-VRG330/1200 w/Pump          Mid-Charlton Stangor A2-25
      150       S-VRG330/1200 w/Pump          Chester A4-2
      152       3304/1200w/Pump/Generator     Sage Creek St. Albert 1-11
      154       SA408TAA/                     Hardwood Zilka Flowline Booster
      011       S-VRG220/G1010                Marstrand A2-35
      021       S-VRG330/E12                  Marstrand D4-27
      022       S-VRG310/E12                  Marstrand C3-35
      023       S-VRG310/E12                  Marstrand D1-27
      030       S-VRG220/G1010                Marstrand D3-35
      035       S-VRG330/G1210                Marstrand A3-34
      039       S-VRG330/G1231                Marstrand D3-27
      055       S-VRG283/G1010                Marstrand B1-34
      056       S-VRG283/G1010                Marstrand A3-35
      065       S-VRG330/G1231                Marstrand C1-27

INTANGIBLES:

         1. Use of Trade Name "Great Lakes Compression, Inc." and all variations of names using the words "Great Lakes" and/or "Compression".

         2. Use of the current company logo consisting of a sketch of the State of Michigan with seagulls and the company name in a distinctive type style.


                              Schedule A - Page 8

                               FINANCING STATEMENT

                                   SCHEDULE A

                                DEBTOR'S PROPERTY

REAL ESTATE:

                                                                       z

                  Five acres of land in West part of Albert Township, Montmorency County, Michigan, described as follows:

                  Commencing at the Northeast corner of-Section 22, Town 29 North, Range 1 East, thence S0(degrees)04'30"E 1571.8 feet on section line to the point of beginning; thence S89 (degrees)00'10"W 660.0 feet; thence S0(degrees)04'30"E 330.0 feet; thence N89 (degrees)00'10"E 660.0 feet; thence N0 (degrees)04'30"W 330.0 feet on section line to the point of beginning. Part of the Southeast 1/4 of the Northeast 1/4 of
                  Section 22, T29N, R1E, containing 5 acres more or less, except oil, gas, coal and mineral rights as reserved by a prior owner by instrument at Liber 371, Page 143 and other minerals, and subject to easement and restrictions of record and the rights of the public and of any governmental unit in any part taken, used or deeded for street, highway or road purposes. The North 30 feet is subject to a private easement.

BUILDINGS AND FIXTURES:

         1. A building located on the real estate described above and used for general office purposes and service repair.

         2. A building located on the real estate described above and used as a fabrication facility.

         3. A building located on the real estate described above and used as a storage building.

FABRICATION TOOLS AND EQUIPMENT:

         1.       Fabrication Tools

         2.       Compressor Tools

         3.       Generator

         4.       Hydraulic Press

         5.       Hoists

         6.       Front End Loader

         7.       Forklift


                              Schedule A - Page 1

OFFICE EQUIPMENT:

         1.       Phones

         2.       Computers and Computer Equipment

         3.       Radios

         4.       Desk and File Cabinet

         5.       Camera.

TRANSPORTATION EQUIPMENT:


         1.  Truck 99466          1999   Chevy GMT400       lGBJK34J4XF018466

         2.  Truck 9840           1998   Chevy CK3500       1GCHK34J4WE121840

         3.  Truck 9739           1997   Dodge Ram          3B7KF23Z9VM514639

         4.  Truck 0028           2000   Chevy CK3500       1GBJK34J7YF447828

         5.  Truck 9538           1995   Chevy CK3500 4X4   1GBJK34F9SE126138

         6.  Truck 9559           1995   Chevy K3500 4X4    1GBJK34FOSE127159

         7.  Truck 9695           1996   Ford F350 4X4      2FDKF38F2TCA15495

         8.  Truck 98100          1998   Chevy CK3500       1GBJK34F4 WF016100

         9.  Truck 9530           1995   Chevy GMT400 4X4   1GBJK34NXSE148530

         10. Truck 9685           1996   Ford F350 4X4      1FDKF38F2TEA50385

         l1. Truck 9774           1997   Chevy CK3500       1GBJK34J4VF000174

         12. Truck 9762           1997   Chevy CK1500 Ext   1GCEK19MXVE120362

         13. Timberwolf
             Trailer

         14. Fluid Trailer

         15. Timberwolf
             Trailer

         16. Antifreeze Trailer

         17. Antifreeze Trailer


COMPRESSORS:


Unit #   Unit Type                   Start-Up Date          Horsepower
------   ---------                   -------------          ----------
 001     6398/JGR4                      3/14/96                 540
 002     S-VRG220/G1010                 7/1/96                   30
 004     S-G3304lTDSH233S               1011/96                  90
 006     S-VRG330Broomwade              9/5/96                   50
 007     T-VRG310/G1210                 7/1/96                   50
 008     T-VRG310/G1210                10/29/96                  50


                              Schedule A - Page 2



 009     T-VRG31.0/G1210                 11/8/96                  50
 010     T-VRG310/G1210                 11/29/96                  50
 012     T-VRG310/G1210                 12/11/96                  50
 013     T-VRG310/G1210                  3/12/96                  50
 014     S-3.9 Cummins/G1010             9/5/97                   30
 015     T-CB304TAAIPDX20                8/1/96                  120
 019     T-VRG330/G1210                  4/23/97                  50
 020     T-VRG330/G1210                  4123/97                  50
 025     T-VRG310/G1210                  5113/97                  50
 026     T-VRG310/G1210                  5/19/97                  50
 027     T-VRG310/G1210                  6/4197.                  56
 031     S-VRG176/G1010                 12/16/97                  30
 033     S-VRG330/G1210                  1112/98                  50
 034     S-VRG330/G1210                  11/7/97                  50
 037     S-VRG330/G1231                  11/7/97                  50
 040     S-VRG330/G1231                  1/12/98                  50
 042     S-VRG330/G1231                 12/16/97                  50
 043     S-VRG330/G1231                  1/12/98                  50
 047     S-G333NA/G1730                  6/1/97                  120
 048     S-G333NA/G1730                  2/12/98                 120
 051     T-G3304NA/G1723                 3/2/98                   90
 057     T-VRG330/G1231                  3/23/98                  50
 058     T-VRG330/G1231                  5/7/98                   50
 059     T-VRG330/G1231                  5/4198                   50
 060     T-VRG330/G1231                  7/1/98                   50
 062     S-VRG330/G1231                  4/20/98                  50
 063     S-VRG330/G1231                  6/19/98                  50
 066     S-VRG330/G1231                  7/17/98                  50
 071     S-VRG330/PDX16                  4/19/99                  55
 074     S-VRG330/PDX16                  5/28/99                  55
 075     S-G3304NA/PDX20                 3/1/99                   90
 077     S-G3306NA/PDX20                 3/1/99                  120
 080     S-G333NA/PDX20                  5/19/99                 120
 082     S-G3306TAITDSH355S              11/3/98                 165
 083     S-VRG330IPDX16                  6/23/99                  55
 084     S-VRG330/PDX16                  6/22/99                  55


                              Schedule A - Page 3


 085     S-VRG330/PDX16                     7/29/99                  55
 086     S-VRG330/PDX16                     7/29/99                  55
 098     T-VRG330/G1210 w/Pump              7/12/99                  55
 100     T-VRG330/G1210 w/Pump              7/14/99                  55
 101     S-VRG330/Frick163S                 10/5/99                  55
 102     T-VRG330/G1210 w/Pump              7/14/99                  55
 104     S-G3406TA/PDX25                   10/13/98                 325
 105     S-G3406TA/PDX25                    2/1/99                  325
 107     S-VRG330/G1210 w/Pump              6/30/99                  55
 108     S-VRG330/G1210 w/Pump              7/29/99                  55
 109     S-VRG330/G1210 w/Pump              8/3/99                   55
 110     S-VRG330/pdxl6 w/Pump              11/1199                  55
 111     S-VRG330/pdxl6 w/Pump              11/1/99                  55
 112     S-VRG330/pdx16 w/Pump              11/5/99                  55
 113     S-VRG330/pdx16 w/Pump              2/4/00                   55
 114     S-VRG330/pdx16 w/Pump             11/16/99                  55
 115     S-VRG330/pdxl6 w/Pump              2/8/00                   55
 116     S-VRG330/pdxl6 w/Pump              2/14/00                  55
 117     S-VRG330/pdx16 w/Pump              3/13/00                  55
 118     S-VRG330/pdx16 w/Pump              1/31/00                  55
 122     S-ES-3.9/G1210 w/Pump              11/2/99                  35
 123     S-ES-3.9/G1210 w/Pump              5/19/00                  35
 124     S-3306TAAIG24 LeRoi                12/1/99                 165
 125     S-3306TAA/G24 LeRoi                12/1/99                 165
 126     S-G5.9/G1210 w/Pump                9/13/99                  90
 133     S-VRG330/pdx16 w/Pump              3/9/00                   55
 135     S-VRG330/pdx16 w/Pump              4/11/00                  55
 136     S-VRG330/pdx16 w/Pump              4/25/00                  55
 137     S-VRG330/pdx16 w/Pump .            5/11/00                  55
 138     S-VRG330/pdxl6 w/Pump
 142     T-VRG330/1200 w/Pump               ll/1/99                  55
 143     T-VRG330/1200 w/Pump               2/14/00                  55
 144     T-VRG33011200 w/Pump
 145     T-VRG330/1200 w/Pump
 146     T-VRG330/1200 w/Pump
 147     T-VRG330/1200 w/Pump


                              Schedule A - Page 4



 148     T-VRG330/1200 w/Pump
 151     S-VRG330/1200 w/Pump                 5/25/00             55
 153     2.3 LITER Ford w/Generator             26
 155     S-3304-PPDX16 (Belt Drive)
 156     S-3304-PPDX16 (Belt Drive)
 157     S-3304-PPDX16 (Belt Drive)
 158     S-3304-PPDX16 (Belt Drive)
 159     S-8.3 Cummins PDX 16
 160     S-3304-PPDX16 (Belt Drive)
 161     S-3304-PPDX16 (Belt Drive)
 162     S-3304-PPDX16 (Belt Drive)
 163     S-3304-PPDX16(Belt Drive)
 164     S-3306-PDX20
 166     S-398TA/JGR4-4
 167     Wauk 817 Gen Set
          Spare Parts Inventory

LEASES OF COMPRESSORS:

         A. Secured Party is party to a Standard Gas Compressor Equipmaster Rental and Servicing Agreement dated September 23, 1997 with Ward Lakegy as Lessee covering a skid mounted G398TALE/JGR-4 compressor package. The agreement provides for a sixty (60) month term commencing on the date when the equipment was ready for shipment or November 1, 1996, whichever was later and provides for a monthly rental of $ 8,450.

         B. Secured Party is party to several verbal agreements with third parties who are not affiliated with Secured Party pursuant to which Secured Party has supplied compressor equipment to such third parties for indefinite terms in exchange for agreed upon rental rates. Secured Party's practice with regard to such verbal agreements is to remove its compressor units from such lessees' sites upon request of the lessee, pro-rating the monthly rent to the date the lessee requests that the equipment be removed.

         C. Leases of Compressors from CSI (stated lease term has expired, leased from month to month until terminated by Lessor or Lessee).



            Unit #            Unit Type
            ------            ----------
            127               CSI # 4319
            128               CSI # 4583
            129               CSI # 4584
            130               CSI # 4585
            131               CSI # 4586
            132               CSI # 4590
            139               CSI # 4315
            140               CSI # 4508


                              Schedule A - Page 5

SERVICE ONLY CONTRACTS RECIPROCATING COMPRESSORS DESCRIBED BELOW:


            Unit Type                         Location
            ---------                         --------
Cat 3516 TALE/Ariel JGK4-4                     Briley 34
Cat 3516 TALE/Ariel JGK4-4                     Briley 34
Cat 3512 TALE/Ariel JGH4-4                     Briley 34
Cat 3512 TALE/Ariel JGH4-4                     Briley 34
Cat 3516 TALE/Ariel JGK4-4                     Broad
Cat3516 TALE/Ariel JGK4-4                      Broad
Cat 3516 TALE/Ariel JGK4-4                     Caledonia
Cat 3516 TALE/Ariel JGK4-4                     Caledonia
Ajax DPC 800                                   Charlton
Aja:xDPC800                                    Chester
Cat 3516 TALE/Ariel JGK4-4                     Comstock Hills
Cat 3516 TALE/Ariel JGK4-4                     Doctor's Club
Cat 3516 TALE/Ariel JGK4-4                     Doctor's Club
Wauk 7042/Worthington OF6                      Gilchrist Creek
Ajax DPC 280                                   Gilchrist Creek
Cat 3516 TALE/Ariel JGK4-4                     Loud 13
Cat 3516 TALE/Ariel JGK4-4                     Loud 13
Cat 3516 TALE/Ariel JGK4-4                     Highway 65
Cat 3516 TALE/Ariel JGK4-4                     Lakes of the North
Cat 379/Ariel JGR4-4                           Webber Creek
Superior/White 8G825/W66                       Loud 15
Cat 3516 TALE/Ariel JGK4-4                     Loud 15
Cat 3516 TALE/Ariel JGK4-4                     Loud 15
Wauk 817/Ariel JGM2-1                          Loud 15
Cat 3516 TALE/Ariel JGK4-4                     Lost Lake Woods
Ajax DPC 800                                   Maple Forest



                              Schedule A - Page 6


Cat 3516 TALE/Ariel JGK4-4                     Marstrand
Cat 3516 TALE/Ariel JGK4-4                     North Bay
Cat 3512 TALE/Ariel JGH4-4                     Sage Creek
Cat 3516 TALE/Ariel JGK4-4                     North Hardwood
Cat 3516 TALE/Ariel JGK4-4                     Schmitt Creek
Cat 3516 TALE/Ariel JGK4-4                     Schmitt Creek
Cat 3516 TALE/Ariel JGK4-4                     Scott Creek
Ajax DPC 360                                   West Albert 11
Ajax DPC 360                                   West Albert 11


SERVICE ONLY CONTRACTS OF ROTARY COMPRESSORS DESCRIBED BELOW:


     Unit #             Unit Type                 Current Location
     ------             ---------                 ----------------
      003           S-F119701730               Joy Section 8 A4-18
      005           S-G3304ITDSH233S           Mid-Chariton D2-22, A3-27
      016           S-G3306NA/TDSH193S         Joy Section 6 & 7
      017           S-G3306NAffDSH193S         Hardwood Maynrich
      024           S-VRG310/E12               Mid-Charlton Zeidler B3-26
      028           Electric/E12               Gilchrist A 1-27
      032           S-VRG310/E12               Mid-Charlton Zeidler A4-26
      036           S-G3304NA/G1723            Mid-Charlton/ Pipeline Booster
      038           S-VRG330/G1231             Mid-Charlton Zeidler Booster
      041           S-VRG330/G1231             Mid-Chariton D4-26
      044           S-VRG265/G1010             Chester D4-lA
      045           S-VRG265/G1010             Chester C2-36
      046           S-G3306NA/G1730            Loud 13 Joy Pipeline Booster
      049           T-G3306NA/G1730            Doctors Club Section 33 Booster
      052           S-G3304NAG1723             Webber Creek Booster
      053           S-G3304NA/G1723            Chester D2-lA
      054           S-G3304NA/G1723            Webber Creek C3-4
      061           S-VRG330/G1231             Mid-Charlton A 1-25
      064           S-VRG330/G1231             Loud 13 Joy Section 7
      072           S-VRG330/PDX16             Chester C2-1
      073           S-V RG330/PDX 16           Chester A3-I,B4-1,B 3-1
      076           S-G3304NA/PDX20            Chester A 1-1/BI-1

                              Schedule A - Page 7



                                                <C
      078       S-G333NA/PDX20                  Loud 13 Joy Pipeline Booster
      079       S-G333NA/PDX20                  Mid-Chariton Flow Line Booster
      119       S-VRG330/pdx16 w/Pump           Mid-Charlton Zeidler B4-26
      120       S-ES-3.9/G1210 w/Pump           Mid-Charlton Hansen C3-26
      121       S-ES-3.9/G 1210 w/Pump          Chester D3-1
      134       S-VRG330/pdxl6 w/Pump           Mid-Charlton Pipeline Booster
      149       S-VRG330/1200 w/Pump            Mid-Charlton Stangor A2-25
      150       S-VRG330/1200 w/Pump            Chester A4-2
      152       3304/1200w/Pump/Generator       Sage Creek St. Albert l-11
      154       S1408TAAJ                       Hardwood Zilka Flowline Booster
      011       S-VRG220/G1010                  Marstrand A2-35
      021       S-VRG330/EI2                    Marstrand D4-27
      022       S-VRG310/E12                    Marstrand C3-35
      023       S-VRG310/E12                    Marstrand D1-27
      030       S-VRG220/G1010                  Marstrand D3-35
      035       S-VRG330/G1210                  Marstrand A3-34
      039       S-VRG330/G1231                  Marstrand D3-27
      055       S-VRG283/G1010                  Marstrand B1-34
      056       S-VRG283/Gl010                  Marstrand A3-35
      065       S-VRG330/G1231                  Marstrand CI-27

INTANGIBLES:

         1. Use of Trade Name "Great Lakes Compression, Inc." and all variations of names using the words "Great Lakes" and/or "Compression".

         2. Use of the current company logo consisting of a sketch of the State of Michigan with seagulls and the company name in a distinctive type style.


                              Schedule A - Page 8

                            ASSET PURCHASE AGREEMENT

                                   SCHEDULE 4

               ALLOCATION OF PURCHASE PRICE AMONG ACQUIRED ASSETS


Asset Description                                      Class                             Allocation
-----------------                                      -----                             ----------
                                                      Class I
                                            (Cash and Cash Equivalents)

None                                                                                                 N/A

                                                      CLASS II
                                (Actively traded personal property, certificates
                                         of deposit and foreign currency)

None                                                                                                 N/A

                                                     CLASS III
                                  (Accounts receivable, mortgages and credit card receivables in the ordinary course of business)

None                                                                                                 N/A

                                                      CLASS IV
                                       (Inventory and property held for sale)

See Attached Supporting Data                                                                  $   50,469

                                                      CLASS V

                                (Furniture, fixture, land, buildings and equipment)

See Attached Supporting Data                                                                  $7,818,713

                                                      CLASS VI

                              (Section 197 Intangibles including patents, copyrights,
                                licenses, non-competes, information and work-force)
                                                                                              $       -0

                                                     CLASS VII
                                         (Goodwill and going concern value)

See Attached Supporting Data                                                                  $  130,818

                            Asset Purchase Agreement
                           Schedule 4--Supporting Data

Class IV (Inventory and property held for sale)


       Spare Parts Inventory                              50,469.00

                                                          ---------
       Total Class IV                                     50,469.00
                                                          =========

Class V (Furniture, fixture, land, buildings and equipment)


t Num       Description
-----   -------------------
  CS00  Flow Line Separator                           $    7,840.00
  001   6398/JGR4                                     $  308,700.00
  002   S-VRG220/(31010                               $   49,490.00
  004   S-G3304lTDSH233S                              $   98,000.00
  006   S-VRG330/Broomwade                            $   48,020.00
  007   T-VRG310/(31210                               $   53,802.00
  008   T-VRG310/(31210                               $   53,802.00
  009   T-VRG310/(31210                               $   53,802.00
  010   T-VRG310/(31210                               $   53,802.00
  012   T-VRG310/(31210                               $   53,802.00
  013   T-VRG310/(31210                               $   53,802.00
  014   S-3.9 Cummins/(31010                          $   49,490.00
  015   TwG3304TAAJPDX20                              $   68,600.00
  019   T-VRG330/(31210                               $   53,802.00
  020   T-VRG330/(31210                               $   53,802.00
  025   T-VRG310/G1210                                $   53,802.00
  026   T-VRG310/(31210                               $   53,802.00
  027   T-VRG310/G1210                                $   53,802.00
  031   S-VRG176/(31010                               $   49,490.00
  033   S-VRG330/(31210                               $   51,058.00
  034   S-VRG330/(31210                               $   51,058.00
  037   S-VRG330/G1231                                $   52,626.00
  040   S-VRG330/G1231                                $   52,626.00
  042   S-VRG330/G1231                                $   52,626.00
  043   S-VRG330/G1231                                $   52,626.00



  047   S-G333NA/G1730                                $   86,534.00
  048   S-G333NA/G1730                                $   86,534.00
  051   T-G3304NA/31723                               $   87,416.00
  057   T-VRG330/G1231                                $   55,370.00
  058   T-VRG330/G1231                                $   55,370.00
  059   T-VRG330/(31231                               $   55,370.00
  060   T-VRG330/G1231                                $   55,370.00
  062   S-VRG330/G1231                                $   52,626.00
  063   S-VRG330/G1231                                $   52,626.00
  066   S-VRG330/G1231                                $   52,626.00
  071   S-VRG330/PDX16                                $   58,996.00
  074   S-VRG330/PDX16                                $   58,996.00
  075   S-G3304NA/PDX20                               $   80,458.00
  077   S-G3306NA/PDX20                               $   86,240.00
  080   S-G333NA/PDX20                                $   86,240.00
  082   S-G3306TAJTDSH355S                            $  156,800.00
  083   S-VRG330/PDX16                                $   58,996.00
  084   S-VRG330/PDX16                                $   58,996.00
  085   SVRE13WPDX16                                  $   58,996.00
  086   S-VRG330/PDX16                                $   58,996.00
  098   T-VRG330/G1210 w/pump                         $   54,978.00
  100   T-VRG330/G1210 w/pump                         $   54,978.00
  101   S-VRG330/Frick 163S                           $   71,742.86
  102   T VRG330/G1210 w/pump                         $   54,978.00
  104   S-G3406TA/PDX25                               $  154,840.00
  105   S-G3406TA/PDX25                               $  156,800.00
  107   S-VRG330/G1210 w/pump                         $   52,430.00
  108   S-VRG330/G1210 w/pump                         $   52,430.00
  109   S-VRG330/G1210 w/pump                         $   52,430.00
  110   S-VRG330/pdx16 w/pump                         $   61,544.00
  111   S-VRG330/pdx16 w/pump                         $   61,544.00
  112   S-VRG330/pdx16 w/pump                         $   61,544.00
  113   S-VRG330/pdx16 w/pump                         $   61,544.00
  114   S-VRG330/pdx16 w/pump                         $   61,544.00
  115   S-VRG330/pdx16 w/pump                         $   61,544.00
  116   S-VRG330/pdx16 w/pump                         $   61,544.00


  117   S-VRG330/pdx16 w/pump                         $   61,544.00
  118   S-VRG330/pdx16 w/pump                         $   61,544.00
  122   S-ES-3.9/G1210 w/pump                         $   49,490.00
  123   S-ES-3.9/G1210 w/pump                         $   49,490.00
  124   S-3306TAA/G24 LeRoi                           $  118,580.00
  125   S-3306TAA/G24 LeRoi                           $  118,580.00
  126   S-G5.9/G1210 w/pump                           $   54,978.00
  133   S-VRG330/pdx16 w/pump                         $   61,544.00
  135   S-VRG330/pdx16 w/pump                         $   61,544.00
  136   S-VRG330/pdx16 w/pump                         $   61,544.00
  137   S-VRG3301pdx16 w/pump                         $   61,544.00
  138   S-VRG330/pdx16 w/pump                         $   61,544.00
  142   T-VRG330/1200 w/pump                          $   54,978.00
  143   T-VRG330/1200 w/pump                          $   54,978.00
  144   T-VRG330/1200 w/pump                          $   54,978.00
  145   T-VRG330/1200 w/pump                          $   54,978.00
  146   T-VRG330/1200 w/pump                          $   54,978.00
  147   T-VRG330/1200 w/pump                          $   58,800.00
  148   T-VRG330/1200 w/pump                          $   58,800.00
  151   S-VRG330/1200 w/pump                          $   52,430.00
  153   2.3 LITER Ford w/generator                    $    7,350.00
  155   S-3304-PPDX16 (belt drive)                    $   87,220.00
  156   S-3304-PPDX16 (belt drive)                    $   87,220.00
  157   S-3304-PPDX16 (belt drive)                    $   87,220.00
  158   S-3304-PPDX16 (belt drive)                    $   87,220.00
  159   S-8.3 Cummins PDX16                           $   87,220.00
  160   S-3304-PPDX16 (belt drive)                    $   87,220.00
  161   S-3304-PPDX16 (belt drive)                    $   87,220.00
  162   S-3304-PPDXI 6 (belt drive)                   $   87,220.00
  163   S-3304-PPDX16 (belt drive)                    $   87,220.00
  164   S-3306-PDX20                                  $   99,442.56
  166   S-398TA/JGR44                                 $   98,000.00
  167   Wauk 817 gen set                              $   29,400.00
                                                      -------------
        TOTAL COMPRESSORS                             $6,410,061.42
                                                      -------------

Equipment
        Automobiles                    $   245,502.00
        Trailers                            10,500.00
        Forklift                            16,000.00
        Front Loader                        45,000.00
        Press                                  650.00
        Hoist                                4,000.00
        Tools                              132,400.00
        Office Equipment                     5,400.00
        Total Equipment                $   459,452.00
Buildings & Land                           949,200.00
                                       --------------
        Total Class V                  $ 7,818,713.42
                                       ==============
        Total Class VII (Goodwill)     $   130,817.58
                                       --------------
        TOTAL                          $ 8,000,000.00
                                       ==============

                            ASSET PURCHASE AGREEMENT
                                   SCHEDULE 7

         COMPRESSORS SOLD TO DOMINION MIDWEST ENERGY BY SELLER THAT ARE
                        NOT INCLUDED IN ACQUIRED ASSETS:

                                                                                             Start-Up     Horse-
Unit#    Unit Type                          Customer                  Location                 Date       Power
-----    ---------                          --------                  --------               ---------    ------
003      S-F1197/G1730               Dominion Midwest Energy     Joy Section 8 A4-18          4/1/96         155

005      S-G3304/TDSH233 S           Dominion Midwest Energy     Mid-Chariton D2-22,          0/1/96          90

016      S-G3306NA/ITDSH193S         Dominion Midwest Energy     Joy Section 6 & 7            8/1/96         120

017      S-G330XA/TDSH193S           Dominion Midwest Energy     Hardwood Maynrich            8/1/96         120

024      S-VRG310/E12                Dominion Midwest Energy     Mid-Chariton Zeidler         5/3/97          50
                                                                 B3-26

028      Electric/E12                Dominion Midwest Energy     Gilchrist AI-27              1/1/96          50

032      S-VRG310/E12                Dominion Midwest Energy     Mid-Chariton Zeidler         7/1197          50

036      S-G3304NA/GI723             Dominion Midwest Energy     Mid-Charlton/Pipeline       1/12/98          90

038      S-VRG330/G1231              Dominion Midwest Energy     Mid-Charlton Zeidler        11/7197          50

041      S-VRG330/G1231              Dominion Midwest Energy     Mid-Chariton D4-26          1/12/98          50

044      S-VRG265/G1010              Dominion Midwest Energy     Chester D4-1 A              11/7/97          30

045      S-VRG265/G1010              Dominion Midwest Energy     Chester C2-36                9/5/97          30

046      S-G3306NA/G1730             Dominion Midwest Energy     Loud 13 Joy Pipeline         5/1/97         120

049      T-G3306NA/G1730             Dominion Midwest Energy     Doctors Club Section         7/1/97         120
                                                                 33 Booster

052      T-G3304NA/G1723             Dominion Midwest Energy     Webber Creek Booster         4/1/98          90

053      S-G3304NA/G1723             Dominion Midwest Energy     Chester D2-IA                5/1/98          90

054      S-G3304NA/G1723             Dominion Midwest Energy     Webber Creek C3-4           5/22/98          90

061      S-VRG330/G1231              Dominion Midwest Energy     Mid-Chariton A 1-25         3118198          50

064      S-VRG330/G1231              Dominion Midwest Energy     Loud 13 Joy Section 7       6126/98          50

072      S-VRG330/PDX16              Dominion Midwest Energy     Chester C2-1                 5/7/99          55

073      S-VRG330/PDX16              Dominion Midwest Energy     Chester A3-1, B4-1,         5/28/99          55

076      S-G3304NA/PDX20             Dominion Midwest Energy     Chester A 1-l/B1-1          3/17199          90

078      S-G333NA/PDX20              Dominion Midwest Energy     Loud 13 Joy Pipeline        4/19/99         120

079      S-G333NA/PDX20              Dominion Midwest Energy     Mid-Chariton Flow            5/7199         120
                                                                 Line Booster


119      S-VRG3301pdxl6 w/Pump       Dominion Midwest Energy     Mid-Charlton Zeidler         4/4/00          55
                                                                 B4-26

120      S-ES-3.9/G 1210 w/Pump      Dominion Midwest Energy     Mid-Charlton Hansen         10/13/99         35
                                                                 C3-26

121      S-ES-3.9/G 1210 w/Pump      Dominion Midwest Energy     Chester D3-1                9/21/99          35

134      S-VRG330/pdx16 w/Pump       Dominion Midwest Energy     Mid-Chariton                3/28/00          55

149      S-VRG330/1200 w/Pump        Dominion Midwest Energy     Mid-Chariton Stangor        1/10/00          55

150      S-VRG330/1200 w/Pump        Dominion Midwest Energy     Chester A4-2                1/12/00          55

152      3304/1200w/Pump/Generator   Dominion Midwest Energy     Sage Creek St.               4/5/00          85

154      S-3408TAA/                  Dominion Midwest Energy     Hardwood Zilka              7/14/00         440

                            ASSET PURCHASE AGREEMENT

                                  EXHIBIT 9(E)

                                     FORM OF

                        CERTIFICATE OF NON-FOREIGN STATUS

         Under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), a corporation, partnership, trust or estate must withhold tax with respect to certain transfers of property if the transferor of such property is a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate. To inform Natural Gas Acquisition Corporation ("Buyer"), that no withholding is required with respect to the disposition by Great Lakes Compression, Inc. ("Seller"), of certain property described by that certain Asset Purchase Agreement between Seller and Buyer dated as of January 1, 2001, the undersigned hereby certifies to the following:

         1. Seller is not a foreign person, foreign partnership, foreign corporation, foreign trust, or foreign estate (as those terms are defined in the Code and the Treasury Regulations thereunder) for purposes of U.S. income taxation;

         2. The U.S. employee identification number for Seller is38-3201622; and

         3. The address of Seller is:

                     16945 Northchase Drive
                     Suite 1750
                     Houston, Texas 77060

         Seller understands that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement Seller has made herein could be punished by fine, imprisonment or both.

         Under penalties of perjury Seller declares that Seller has examined this certification and to the best of Seller's knowledge and belief it is true, correct, and complete.

         The undersigned further declares that he has authority to sign this document on behalf of Seller.

         Executed on March ___, 2001.

                                       By:
                                          --------------------------------

                            ASSET PURCHASE AGREEMENT

                                SCHEDULE 9(I)(3)

                      RETAINED COMPRESSION BUSINESS ASSETS

All assets located in the south section (40' x 60') of the front building (#1) will be retained by Seller with the following exceptions:

         1)    (2) two truck hoists, attached to floor

         2)    Air/hydraulic press

         3) Shelving units attached to building walls (unattached shelving will be retained by Seller)

         4)    Overhead hoist with swing arm boom

         5)    Waste oil heating unit and waste oil storage tanks

These assets will be retained even though they may have been used from time to time by Seller for the Compression Business. Seller is retaining all assets related to the production operations (non-compression) performed for Dominion. These are the assets used by pumpers, well engine mechanics, roustabouts, rig supervisors, and production supervisors. The assets include, but not limited to:
Trucks, trailers, tool boxes, hand tools, jigs, electronic equipment, spray washers, torches, welders, generators, threaders, cutters, pullers, vises, presses, parts cleaners, grinders, and others. Seller has identified to Buyer the assets to be retained by Seller during Buyer's preClosing inspection of Seller's facilities.

                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 9(1)

LIST OF EMPLOYEES

Thomas Agren

Joseph Barraw

James Bomaster

James Dillon

Judith Graham

Charles Grigsby

Martin Jozwiak

Richard Korff

Keith Koronka

Walter Long

Nelson Maddox

Keith Moss

Jason Perry

Shawn Radcliff

Michael Rodgers

Thomas Rodgers

Barry Stahr

Lee Thomas Jr.

James Vipond

Bradley Walker

                            ASSET PURCHASE AGREEMENT

                                SCHEDULE 9(O)(8)

                            UNDERGROUND STORAGE TANKS

There is a closed 2000 gallon concrete septic tank attached to a floor drain in the fabrication facility to accept water runoff from vehicles making deliveries into the facility. This septic tank replaces a smaller, 500 gallon tank that was removed when it was determined to be inadequate. These tanks were and are holding tanks and do not discharge on the Property. Therefore, they must be, and are, drained from time to time by a waste hauler.

                            ASSET PURCHASE AGREEMENT

                                   SCHEDULE 11

Customers subject to lease and maintenance agreements that are, at Buyer's request, to be notified of sale and from whom Seller must obtain consent:

   None

                            ASSET PURCHASE AGREEMENT

                                   SCHEDULE 12

Schedule of Work In Process


UNIT #            DESCRIPTION
147            T-VRG330/1200 w/pump
148            T-VRG330/1200 w/pump
158            S-3304-PPDX16 (belt drive)
159            S-8.3 Cummins PDX16
160            S-3304-PPDX16 (belt drive)
161            S-3304-PPDX16 (belt drive)
162            S-3304-PPDX16 (belt drive)
163            S-3304-PPDX16 (belt drive)

                            ASSET PURCHASE AGREEMENT

                                EXHIBIT 13(d)(1)

                        COMPRESSOR MAINTENANCE AGREEMENTS

I.       COMPRESSOR MAINTENANCE AGREEMENT - ROTARY COMPRESSOR

II.      COMPRESSOR MAINTENANCE AGREEMENT - RECIPROCATING
         COMPRESSOR

                        COMPRESSOR MAINTENANCE AGREEMENT

                                ROTARY COMPRESSOR

         This Compressor Maintenance Agreement (the "Agreement") is entered into and effective as of March 21, 2001 (the "effective date"), by and between Natural Gas Acquisition Corporation, a State of Colorado corporation, located at 2911 SCR 1260, Midland, Texas 79706 (the "Contractor") and Dominion Exploration & Production, Inc., a State of Delaware corporation, located at CNG Tower, 1450 Poydras Street, New Orleans, LA 70112-6000 (the "Company"). The Contractor and the Company are referred to herein, collectively as the "Parties" and severally as a "Party".

                                    RECITALS

         A. Company owns the natural gas compressor packages identified in Attachment A (the "Compressors") to this Agreement.

         B. Contractor owns, manages, and operates a business engaged in the providing of service and maintenance for natural gas compressors.

         C. Contractor and Company desire to enter into this Agreement requiring Contractor to provide service and maintenance for the Compressors, subject to the terms and conditions set forth herein.

                               TERMS OF AGREEMENT

         Now therefore, in consideration of the premises and the mutual promises made in this Agreement, the Parties agree as follows:

         1. Term. The term of this Agreement shall commence on the effective date. This Agreement shall have an initial term that shall expire on December 31, 2005. Thereafter, the term of this Agreement shall continue on a month to month basis until terminated by either Party upon thirty days' prior written notice.

         2. Services Provided. Contractor shall service the Compressors with trained persons directly employed and supervised by Contractor. The persons shall be qualified to provide, and shall provide, the services required by this Agreement in a good and workmanlike manner in accordance with the best practices of the gas compression service business and in accord with all governmental regulations. The services provided by Contractor shall include the following:

                  (a) Daily Surveillance. Each Compressor shall be examined not less than two (2) times per week on not less than two (2) separate days. During each examination, a complete visual inspection shall be performed on each Compressor for personal and mechanical safety, and the following information shall be recorded contemporaneously in a written monthly log relating to that Compressor:

                           (i)     all gas pressures and temperatures;

                           (ii)  all oil pressures and temperatures;

                           (iii) all jacket water and coolant pressures, and
                     temperatures if available;

                           (iv)  engine vacuums or turbo pressure;

                           (v)   engine RPMs;

                           (vi)  unit hours; and

                           (vii) flow rate calculation using Sony orifice
                     computer, provided a working Barton chart recorder is attached to the compressor.

A copy of the monthly log shall be attached to that month's service report and submitted to Company by the 10th working day of the following month.

                  (b) Monthly Service. Each Compressor shall be serviced at least one (1) time each month by an employee of Contractor. During each servicing, the employee of the Contractor shall do each of the following:

                           (i)     With Compressor not running:

                                   a. change oil and filters on engine and
                                   compressor;

                                   b. change or clean and re-gap spark plugs;

                                   c. inspect ignition system and primary
                                   wiring;

                                   d. inspect all secondary wiring and replace as needed;

                                   e. check lubrication levels on starter, if applicable;

                                   f. inspect and grease bearings on cooler and idler, if applicable;

                                   g. check all level controls;

                                   h. check and adjust engine valve lash, record adjustments for wear reference;

                                   i. drain fuel bottles and check regulators;

                                   j. check dumps for setting and actuation;

                                   k. check all belts for wear and tension;

                                   l. clean or change air cleaners and crankcase breathers; and

                                   m. record engine compression for wear
                                   reference.

                           (ii)    With Compressor running, no load:

                                   a. inspect carburetor and governor linkage;

                                   b. be alert for excessive noise or heat;

                                   c. check Compressor for oil leaks; and

                                   d. check all shutdowns for function and
                                   calculate and set at proper settings to
                                   protect engine and Compressor from overload conditions.

                           (iii)   With Compressor running, full load:

                                   a. check and adjust timing and record timing and adjustments in a written report;

                                   b. check engine crankcase pressure for
                                   excessive blow-by;

                                   c. check all levels;

                                   d. check for abnormal vibrations;

                                   e. check governor response;

                                   f. check entire unit for leaks and repair or recommend repairs in a written document;

                                   g. check separator scavenge return line for proper setting; and

                                   h. check all gas control valves for proper operation.

The services required above shall be recorded in a written report and submitted to Company by the 10th business day of the following month via U.S. mail.

                  (c) Repairs. Contractor shall make repairs required to correct problems identified during the course of the inspections described above. Minor repairs (repairs covered by the service fee or reasonably estimated to cost less than $500.00) shall be made immediately, without the approval of Company, during the course of the inspection or as soon thereafter as possible. Major repairs (repairs reasonably estimated to cost more than $500.00) shall be made only after Company has been advised of the required repair and has approved a good faith estimate of its cost. If the problem does not require that the compressor be shut down until repaired, Contractor's advice to Company shall be written. If the problem requires that the compressor be shutdown until repaired, Contractor's advice to Company shall be given as soon as reasonably possible and may be given verbally by telephone. In its, communications with Company, Contractor shall recommend any service or repair that it considers advisable to avoid future problems. In the event that Company elects not to do repairs recommended by Contractor any failure resulting in down time due to the non-performed repair shall not count against the mechanical on-stream guarantee.

                  (d) Parts Management Service. Contractor shall provide all parts, materials, and fluids used in conjunction with performing the services in this Agreement as follows:

                           (i) Contractor shall maintain adequate inventory of
                  parts, materials, and fluids necessary to operate and repair Company's Compressors;

                           (ii) Contractor will invoice Company for parts,
                  materials, and fluids as they are used at Contractor's cost divided by .8.

         3. Service Fee. For each Compressor from time to time covered by this Agreement, Company shall pay Contractor a fee per month as provided on Attachment A. If a Compressor is added to or deleted from this Agreement, the monthly fee shall be prorated to the days of service. The service fee shall be adjusted annually on the first day of January of each year following the effective date of the Agreement. That adjustment shall be computed by multiplying the rate currently in use by two percent (2%) or the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the preceding calendar year as shown by "The Index of Average Weekly Earnings of Crude Petroleum and Gas Production Workers" as published by the United States Department of Labor, Bureau of Labor Statistics, whichever is greater. The service fee shall be the only payment required of Company for the services described in paragraph 2 above (except as provided in paragraph 2(d)(ii)), unless additional fees and charges are specifically authorized by paragraph 4, below. The Contractor shall invoice the services provided on a monthly basis on the 15 day of the month immediately preceding the month for which the service is being rendered, and the service fee shall be due and payable by the Company within 15 days of receipt of the invoice.

         4. Services Provided on a "Time-and-Material" Basis. In addition to the service fee outlined in Section 3 of this Agreement, Company shall be invoiced and shall pay for the following services provided on a "time-and-material" basis:

                  (a) Call-outs caused by Compressor, facility, or production related failures not attributable to personnel or agents of Contractor; provided, however, call-outs during the hours of 8:00 a.m. to 5:00 p.m., Monday through Friday, shall not be charged if the daily surveillance has not been performed for that day and the repairs are completed within one (1) hour of arrival at the site.

                  (b) Any repair that cannot be performed during the daily surveillance in a one (1) hour time period;

                  (c) Special repairs or services requested by personnel of Company which are not otherwise outlined in this Agreement;

                  (d) Top-end overhauls, including but not limited to cylinder head replacements, and other major overhauls which will be performed at straight, regular time rates only and only during the hours of 8:00 a.m. to 5:00 p.m., Monday through Friday exclusive of legal holidays, unless approved at overtime rates by the Company, and which repairs must be approved in advance either in writing or verbally by personnel of Company.

         5. Mechanical On-Stream Guarantee. With regard to each compressor unit covered by this Agreement, Contractor shall provide a minimum of 95 percent availability on-stream mechanical line time. Ninety-five percent availability means that the unit will not be mechanically unavailable more than 36 hours per month. Should Contractor fail to provide 95 percent availability during any calendar month after the first thirty (30) days of operation, Contractor shall reduce that month's invoice by 1/684 for each one (1) hour below 684 hours that a unit is not available for that calendar month (the "penalty"). The penalty shall not begin to accrue until twelve (12) hours after Company notifies Contractor that the compressor is down. Downtime for the convenience of Company or for reasons unrelated to Company's maintenance shall be considered as mechanically available time for the purpose of calculating monthly on-stream time. If Contractor fails to provide a minimum of 95 percent runtime for two (2) consecutive months, Company may request both a written explanation and a plan to remedy the situations causing the downtime (the "request"). Contractor shall respond to the request with an explanation and a plan acceptable to Company. If Contractor cannot bring the runtime to a minimum of 95 percent for the 30 days following the request, Company shall have the right to terminate this Agreement with regard to the affected unit upon written notice to Contractor without penalty or any requirement of substitution.

         A request for credit with substantiation of downtime must be made in writing and must be received by Contractor within 15 days of the month in which 95 percent on-stream time was not made or that month shall be resumed to have made 95 percent on-stream time.

         6. Release and Indemnity. Contractor hereby releases Company, its parent, subsidiary, and affiliated companies, and the directors, officers, employees, agents and representatives of all the above ("Company Group") from all liability, and agrees to defend, indemnify, and hold Company Group harmless from and against any and all liabilities, claims, demands, damages, losses, liens, causes of action suits, judgments, and costs or expenses of any nature, kind, or description (including without limitation, reasonable attorney fees, court costs, fines, penalties and interest), asserted by or arising in favor of Contractor or Contractor's employees or agents for personal or bodily injury, illness, or death, or the loss or damage of property, occurring as a result of Contractor's activities hereunder, unless such injury, illness, death, loss or damage is the result of Company Group's gross negligence or willful misconduct; and provided that Company gives Contractor prompt notice of such liability, claim, demand, damage, loss, lien or cause of action, cooperates with Contractor during Contractor's defense of same, and provided further that Contractor has the sole ability to settle and compromise all such liabilities, claims, demands, damages, losses, liens and/or causes of action. EXCEPT AS SPECIFICALLY PROVIDED ABOVE, THE RELEASE AND INDEMNITIES GRANTED HEREIN ARE GIVEN REGARDLESS OF FAULT OR THE CAUSE OF OR REASON FOR ANY LOSS OR LIABILITY COVERED BY ANY SUCH INDEMNITY, INCLUDING, BUT NOT LIMITED TO, THE SOLE, JOINT OR CONCURRENT NEGLIGENCE OF COMPANY, WHETHER ACTIVE OR PASSIVE, STRICT LIABILITY, PREMISES LIABILITY, DEFECTS IN EQUIPMENT, OR PRE-EXISTING CONDITIONS.

         7. Insurance. Contractor, at its sole cost and expense (and with deductibles for As own account) shall procure and shall at all times during the term of this Agreement, and during the performance of work hereunder, maintain in force with insurance companies which maintain a Bests Rating of A-VII or better, and are authorized to do business in the state or states in which services are to be performed by Contractor, the types and minimum amounts of insurance as shown in Attachment B hereto. Prior to the commencement of work or services hereunder, Contractor shall furnish Company with Certificates of Insurance evidencing the coverage and conditions required by this Agreement and Attachment B. Contractor shall contractually require and shall cause all subcontractors performing work in this Agreement to comply with the provisions of this Section 7 such that all subcontractors shall owe to Company the same duties respecting insurance as are owed by Contractor.

         8. Miscellaneous Provisions.

                  (a) Governing Law. This Agreement, including without limitation, its interpretation, validity, construction, breach, and enforcement, and the rights and obligations of the Parties hereunder, shall be governed exclusively by the law of the State of Michigan (excluding any conflicts of law rules which might apply or refer the matter to the law of another jurisdiction). Venue of any lawsuit arising from or in connection with the terms of this Agreement shall be in Grand Traverse County, Michigan. The parties waive their rights to a jury trial.

                  (b) Entire Agreement. This Agreement between the Parties and supersedes all prior agreements, understandings, negotiations and discussions regarding the subject matter hereof, whether oral or written, of the Parties. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Parties.

                  (c) Waiver. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver unless other expressly provided.

                  (d) Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

                  (e) Assignment. Neither Party shall assign this Agreement, or any of its rights or obligations hereunder, without the prior written consent of the other Party, which consent may be withheld in such other Party's sole discretion.

                  (f) Notices. Any written notice provided or permitted to be given or permitted to be given under this Agreement may be served by personal delivery or by registered or certified U.S. mail, addressed to the Party to be notified, postage prepaid, return receipt requested. Notice deposited in the mail in any manner herein above described shall be deemed to have been given and received on the date of the delivery as shown on the return receipt. Written notice may also be given by Federal Express or other nationally recognized courier service and shall be deemed to have been given and received on the date of delivery to the address by such service. Written notice served in any other manner (including by facsimile delivery) shall be deemed to have been given and received only if and when actually received by the addressee. For the purposes of notice, the addresses of the Parties shall be as follows:

                           Contractor:

                           Natural Gas Acquisition Corporation
                           2911 SCR 1260
                           Midland, Texas 79706
                           Attention:
                           Telephone:
                           Fax:

                           Company:

                           Dominion Exploration & Production, Inc.
                           c/o Dominion Midwest Energy, Inc.
                           226 East 16th Street
                           Traverse City, Michigan 49684
                           Attention:  Ray Barnhart
                           Telephone:  (231) 022-7302
                           Fax:  (231) 922-0892

Each Party shall have the right, upon giving three days prior notice to the other in the manner herein above provided, to change its address for the purposes of notice to any other street address.

                  (g) Severability. The invalidity of any one or more provisions of this Agreement shall not affect the validity of this Agreement as a whole, and in the case of any such invalidity, this Agreement shall be construed as if the invalid provision had not been included herein.

                  (h) Not Construed Against Drafter. The Parties acknowledge that they have read this Agreement, have had the opportunity to review it with an attorney of their respective choice, and have agreed to all of As terms. Under these circumstances, the Parties agree that the rule of construction that a contract be construed against the drafter shall not be applied in interpreting this Agreement, and that in the event of any ambiguity in any of the terms or conditions of this Agreement, including any exhibits hereto, and whether or not placed of record, such ambiguity shall not be construed for or against either Party on the basis that such Party did or did not author the same.

                  (i) Time of Performance. Time is of the essence in the performance of all covenants and obligations under this Agreement.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

                                   Contractor:

                                   NATURAL GAS ACQUISITION CORPORATION


                                   By:
                                      -----------------------------------

                                       Its:
                                           ------------------------------

                                   Company:

                                   DOMINION EXPLORATION & PRODUCTION, INC.


                                   By:
                                      -----------------------------------

                                       Its:
                                           ------------------------------

                                  ATTACHMENT A
                       TO COMPRESSOR MAINTENANCE AGREEMENT
                                ROTARY COMPRESSOR


                                                                       MONTHLY
                                                                       SERVICE
UNIT #     UNIT TYPE                         LOCATION                  REVENUE
------     ---------                         --------                  -------
003       S-F1197/G1730              Joy Section 8 A4-18               $   550
005       S-G3304/TDSH233S           Mid-Charlton D2-22, A3-27         $   325
016       S-G3306NA/TDSH193S         Joy Section 6 & 7                 $   420
017       S-G3306NA/TDSH193S         Hardwood Maynrich                 $   420
024       S-VRG310/E12               Mid-Charlton Zeidler B3-26        $   225
028       Electric/E12               Gilchrist A1-27                   $   150
032       S-VRG310/E12               Mid-Charlton Zeidler A4-26        $   225
036       S-G3304NA/G1723            Mid-Charlton/Pipeline Booster     $   325
038       S-VRG330/G1231             Mid-Charlton Zeidler Booster      $   225
041       S-VRG330/G1231             Mid-Charlton D4-26                $   225
044       S-VRG265/G1010             Chester D4-1A                     $   225
045       S-VRG265/G1010             Chester C2-36                     $   225
046       S-G3306NA/G1730            Loud 13 Joy Pipeline Booster      $   420
049       T-G3306NA/G1730            Doctors Club Section 33 Booster   $   420
052       S-G3304NAG1723             Webber Creek Booster              $   325
053       S-G3304NA/G1723            Chester D2-1A                     $   325
054       S-G3304NA/G1723            Webber Creek C3-4                 $   325
061       S-VRG330/G1231             Mid-Charlton A 1-25               $   225
064       S-VRG330/G1231             Loud 13 Joy Section 7             $   225
072       S-VRG330/GPDX16            Chester C2-1                      $   225
073       S-VRG330/GPDX16            Chester A3-1, B4-1, B3-1          $   225
076       S-G3304NA/PDX20            Chester A1-1/b1-1                 $   325
078       S-G333NA/PDX20             Loud 13 Joy Pipeline Booster      $   420
079       S-G333NA/PDX20             Mid-Charlton Flow Line Booster    $   420
119       S-VRG330/pdx16 w/Pump      Mid-Charlton Zeidler B4-26        $   225
120       S-ES-3.9/G1210 w/Pump      Mid-Charlton Hansen C3-26         $   175
121       S-ES-3.9/G1210 w/Pump      Chester D3-1                      $   175
134       S-VRG330/pdx16 w/Pump      Mid-Charlton Pipeline Booster     $   225
149       S-VRG330/1200 w/Pump       Mid-Charlton Stangor A2-25        $   225
150       S-VRG330/1200 w/Pump       Chester A4-2                      $   225



152     3304/1200w/Pump/Generator    Sage Creek St. Albert 1-11        $   325
154     S-3408TAA/                   Hardwood Zilka Flowline Booster   $   750
011     S-VRG220/G1010               Marstrand (Sold) A2-35            $   200
021     S-VRG330/E12                 Marstrand (Sold) D4-27            $   200
022     S-VRG310/E12                 Marstrand (Sold) C3-35            $   200
023     S-VRG310/E12                 Marstrand (Sold) D1-27            $   200
030     S-VRG220/G1010               Marstrand (Sold) D3-35            $   200
035     S-VRG330/G1210               Marstrand (Sold) A3-34            $   200
039     S-VRG330/G1231               Marstrand (Sold) D3-27            $   200
055     S-VRG283/G1010               Marstrand (Sold) B1-34            $   200
056     S-VRG283/G1010               Marstrand (Sold) A3-35            $   200
065     S-VRG330/G1231               Marstrand (Sold) C1-27            $   200
                                                                       -------
                                                                       $11,745



                             Attachment A - Page 2

                                  ATTACHMENT B

                                    INSURANCE

General Requirements

         The term Company as used in this Attachment B includes Company and its parent, subsidiaries, affiliates, and partnerships, and its and their respective officers, directors, employees, and insurers, and those with whom Company and its parent, subsidiaries, affiliates and partnerships, may be associated as co-lessees, partners or joint venturers.

         Each of the insurance policies maintained by Contractor, for work performed under this Agreement, shall be endorsed as follows, in addition to any other requirements.

         (a) To provide to Company thirty (30) days written notice of cancellation, reduction of coverage or material change.

         (b) For liabilities and indemnities assumed under this Agreement by Contractor, all of Contractor's insurance, inclusive of but not limited to those described below, shall be endorsed to provide that the underwriters and/or insurers thereof waive their rights of subrogation against Company.

         (c) For liabilities and indemnities assumed by Contractor under this Agreement, Company shall be endorsed and named on Contractor's insurance described below as additional insured (except as respects Worker's Compensation insurance). Such insurance shall be primary to, and receive no contribution from, any insurance maintained by or on behalf of the Company. Company shall not be responsible or liable for any deductibles, self-insured retentions and/or premiums of Contractor's insurance. Contractor's insurance shall not be reduced, voided, waived or in any other manner limited as respects Company in the event Contractor violates any warranties, terms or conditions or Contractor's insurance.

         (d) Contractor shall maintain a deductible level not greater than its year end working capital value.

Specific Insurance Requirements

         (a) Commercial General Liability Insurance provided as "claims made" coverage which shall be endorsed specifically to include Property Damage coverage arising from explosion, collapse or underground damage, Products/Completed Operations liability for at least two years after completion of work and Broad Form Contractual liability coverage. This coverage should afford bodily injury and property damage coverage with policy limits not less than:

               Bodily Injury and Property Damage Combined:     $1,000,000 per
                                                               occurrence and
                                                               aggregate

         (b) Commercial Automobile Liability Insurance affording bodily injury and property damage coverage on all owned, non-owned, and hired vehicles with policy limits of not less than:

               Bodily Injury and Property Damage Combined: $1,000,000 combined single limit

         (c) Worker's Compensation and Employer's Liability Insurance with policy limits of not less than:

               Worker's Compensation Statutory

               Employer's Liability: $1,000,000 Bodily Injury by accident, each accident

                                     $1,000,000 Bodily Injury by disease,
                                     policy limit

                                     $1,000,000 Bodily Injury by disease, each employee

         (d) Excess or Umbrella Liability Insurance affording coverage in excess of the limits of the Commercial General Liability, Commercial Automobile Liability and Employer's Liability insurance polices required above, with policy limits of note less than:

               $5,000,000 per occurrence or accident and $5,000,000 in the aggregate


                             Attachment B - Page 2

                            ASSET PURCHASE AGREEMENT

                                EXHIBIT 13(d)(1)

                        COMPRESSOR MAINTENANCE AGREEMENT

                            RECIPROCATING COMPRESSOR

         This Compressor Maintenance Agreement (the "Agreement") is entered into and effective as of March 21,2001 (the "effective doe), by and between Natural Gas Acquisition Corporation, a State of Colorado corporation, located at 2911 SCR 1260, Midland, Texas 79706 (the "Contractor") and Dominion Exploration & Production, Inc., a State of Delaware corporation, located at CNG Tower, 1450 Poydras Street, New Orleans, LA 70112-6000 (the "Company"). The Contractor and the Company are referred to herein collectively as the "Parties" and severally as a "Party".

                                    RECITALS

         A. Company owns the natural gas compressor packages identified in Attachment A (the "Compressors") to this Agreement.

         B. Contractor owns, manages, and operates a business engaged in the providing of service and maintenance for natural gas compressors.

         C. Contractor and Company desire to enter into this Agreement requiring Contractor to provide service and maintenance for the Compressors, subject to the terms and conditions set forth herein.


                               TERMS OF AGREEMENT

         Now therefore, in consideration of the premises and the mutual promises made in this Agreement, the Parties agree as follows:

         1. Term. The term of this Agreement shall commence on the effective date. This Agreement shall have an initial term that shall expire on December 31, 2005. Thereafter, the tern of this Agreement shall continue on a month to month basis until terminated by either Party upon thirty days' prior written notice.

         2. Services Provided. Contractor shall service the Compressors with trained persons directly employed and supervised by Contractor. The persons shall be qualified to provide the services required by this Agreement in a good and workmanlike manner in accordance with the best practices of the gas compression service business and in accord with all governmental regulations. The services provided by Contractor shall include the following:

                  (a) Daily Surveillance. Each Compressor shall be examined not less than five (5) times per week on not less than five (5) separate days. During each examination, a complete visual inspection shall be performed on each Compressor for personal and mechanical safety, and the following information shall be recorded contemporaneously in a written log relating to that Compressor:

                           (i)   all gas pressures and temperatures;

                           (ii)  all oil pressures and temperatures;

                           (iii) all jacket water and coolant pressures ,and
                  temperatures if available;

                           (iv)  engine vacuums or turbo pressure;

                           (v)   engine RPMs;

                           (vi)  unit hours; and

                           (vi) flow rate calculation using a Sony orifice computer or the actual readings from a digital flow meter.

A copy of the monthly log shall be attached to that month's service report and submitted to Company by the 10th working day of the following month.

                  (b) Monthly Service. Each Compressor shall be serviced at least one (1) time each month by three employees of Contractor (unless the Compressor is an Ajax unit, in which case it shall be serviced by two employees of Contractor). During each servicing, the employees of the Contractor shall do each of the following:

                           (i) With Compressor not running:

                                a. change oil and filters on engine and
                                compressor;

                                b. change or clean and re-gap spark plugs;

                                c. inspect ignition system and primary wiring;

                                d. inspect all secondary wiring and replace as needed;

                                e. check lubrication levels on starter, if applicable;

                                f. inspect and grease bearings on cooler and idler;

                                g. check all level controls;

                                h. check and adjust engine valve lash, record adjustments for wear reference;

                                i. drain fuel bottles and check regulators;

                                j. check dump for setting and actuation;

                                k. check all belts for wear and tension;

                                l. clean or change air cleaners and crankcase breathers; and

                                m. record engine compression for wear reference.

                           (ii) With Compressor running, no load:

                                a. adjust engine for maximum vacuum and record;

                                b. lubricate carburetor and governor linkage;

                                c. be alert for excessive noise or heat;

                                d. check Compressor for oil and water leaks; and

                                e. check all shutdowns for function and
                                calculate for proper settings to protect engine and Compressor from overload or rod load conditions.

                           (iii) With Compressor running, full load:

                                a. check and adjust timing and record timing and adjustments in a written report;

                                b. check engine crankcase pressure and record pressure in a written report;

                                c. check all levels;

                                d. check for abnormal vibrations;

                                e. check governor response;

                                f. check Compressor packing for leaks and recommend any repairs in a written document;

                                g. check Compressor lube rate, record rate in a written report, and adjust rate to meet manufacturer's specifications; and

                                h. calculate engine horsepower and rod load conditions.

The services required above shall be recorded in a written report and submitted to Company by the 10th business day of the following month via U.S. mail.

                  (c) Semi-annual Service. The following services shall be performed on each Compressor at six (6) month intervals per year:

                           (i) check crosshead clearance and record clearance in
                  a written report; and

                           (ii) pull inspection doors and visually inspect
                  Compressor internals and crankcase.

The report of the semi-annual service shall be submitted to Company by the 10th working day of the following month.

                  (d) Repairs. Contractor shall make repairs required to correct problems identified during the course of the inspections described above. Minor repairs (repairs covered by the service fee or reasonably estimated to cost less than $2500.00) shall be made immediately, without the approval of Company, during the course of the inspection or as soon thereafter as possible. Major repairs (repairs reasonably estimated to cost more than $2500.00) shall be made only after Company has been advised of the required repair and has approved a good faith estimate of its cost. If the problem does not require that the compressor be shut down until repaired, Contractor's advice to Company shall be written. If the problem requires that the compressor be shutdown until repaired, Contractor's advice to Company shall be given as soon as reasonably possible and may be given verbally by telephone. In its communications with Company, Contractor shall recommend any service or repair that it considers advisable to avoid future problems. In the event that Company elects not to do repairs recommended by Contractor any failure resulting in down time due to the non-performed repair shall not count against the mechanical on-stream guarantee.

                  (e) Parts Management Service. Contractor shall provide complete parts management for items used in conjunction with performing the services in this Agreement as follows:

                           (i) Contractor shall research vendors and procure
                  parts and necessary third party services to maintain the Compressors;

                           (ii) Contractor shall provide secure storage for all
                  parts and supplies owned by Company. However, Contractor shall have no liability to Company for loss in any fashion of parts stored for the convenience of Company;

                           (iii) Contractor shall order all parts and/or
                  services from Company's vendors and the vendors shall invoice Company directly. However, if Contractor has established an OEM/distributor arrangement with a vendor and can provide the parts and/or services at prices equal to those which Company can obtain directly from its vendors, Contractor shall be permitted to obtain the parts and/or services directly and invoice Company for the parts and/or services.

         3. Service Fee. For each Compressor from time to time covered by this Agreement, Company shall pay Contractor a fee as set out in Attachment A. If a Compressor is added to or deleted from this Agreement, the monthly fee shall be prorated to the, days of service. The service fee shall be adjusted annually on the first day of January of each year following the effective date of the Agreement. That adjustment shall be computed by multiplying the rate currently in use by two percent (2%) or the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the preceding calendar year as shown by "The Index of Average Weekly Earnings of Crude Petroleum and Gas Production Workers" as published by the United States Department of Labor, Bureau of Labor Statistics, whichever is greater. The service fee shall be the only payment required of Company for the services described in paragraph 2 above, unless additional fees and charges are specifically authorized by paragraph 4, below. The Contractor shall invoice the services provided on a monthly basis on the 15th day of the month immediately preceding the month for which the service is being rendered, and the service fee shall be due and payable by the Company within 15 days of receipt of the invoice.

         4. Services Provided on a "Time-and-Material" Basis. In addition to the service fee outlined in Section 3 of this Agreement, Company shall be invoiced and shall pay for the following services provided on a "time-and-material" basis:

                  (a) Call-outs caused by Compressor, facility, or production related failures not attributable to personnel or agents of Contractor; provided, however, call-outs during the hours of 8:00 a.m. to 5:00 p.m., Monday through Friday, shall not be charged if the daily surveillance has not been performed for that day and the repairs are completed within three (3) hour of arrival at the site. In the event a repair is made that takes in excess of one (1) hour but not more than three (3) hours, Contractor may omit the surveillance check as provided in paragraph 2(a), above, on one compressor unit scheduled for that day for each hour in excess of one (1) hour taken in making the repair. For this purpose, a fraction of an hour exceeding thirty minutes shall be regarded as a full hour (e.g., a repair of two hours forty-five minutes will justify omitting two surveillance checks). In the case of an omitted surveillance check as herein provided, any unavailable mechanical time until the next scheduled surveillance shall not be counted against Contractor under paragraph 5, below. Contractor shall promptly that same day notify Company of any omitted surveillance checks.

                  (b) Any repair that cannot be performed during the daily surveillance in a three (3) hour time period;

                  (c) Special repairs or services requested by personnel of Company which are not otherwise outlined in this Agreement;

                  (d) Top-end overhauls, including but not limited to cylinder head replacements, and other major overhauls which will be performed at straight, regular time rates only and only during the hours of 8:00 am. to 5:00 p.m., Monday through Friday exclusive of legal holidays, unless approved at overtime rates by the Company, and which repairs must be approved in advance in writing or verbally by personnel of Company.

         5. Mechanical On-Stream Guarantee. With regard to each compressor unit covered by this Agreement, Contractor shall provide a minimum of 97 percent availability on-stream mechanical line time. Ninety-seven percent availability means that the unit will not be mechanically unavailable more than 21.6 hours per month. Should Contractor fail to provide 97 percent availability during any calendar month after the first thirty (30) days of operation, Contractor shall reduce that month's invoice by 1/698.4 for each one (1) hour below 698.4 hours that a unit is not available for that calendar month (the "penalty"). The penalty shall not begin to accrue until two (2) hours after Company notifies Contractor that the compressor is down. Downtime for the convenience of Company or for reasons unrelated to Company's maintenance, or waiting for parts shall be considered as mechanically available time for the purpose of calculating monthly on-stream time. If Contractor fails to provide a minimum of 97 percent runtime for two (2) consecutive months, Company may request both a written explanation and a plan to remedy the situations causing the downtime (the "request"). Contractor shall respond to the request with an explanation and a plan acceptable to Company. If Contractor cannot bring the runtime to a minimum of 97 percent for the 30 days following the request, Company shall have the right to terminate this Agreement with regard to the affected unit upon written notice to Contractor without penalty or any requirement of substitution.

A request for credit with substantiation of downtime must be made in writing and must be received by Contractor within 15 days of the month in which 97 percent on-stream time was not made or that month shall be presumed to have made 97 percent of-stream time.

         6. Termination Provisions for Compressors No Loner Required. In the event Company no longer needs a compressor described in Exhibit A and wishes to discontinue this contract on that compressor, Company shall notify Contractor of its intent to terminate the contract on that particular compressor by giving Contractor 90 days prior written notice. In consideration of cancellation, Contractor may either pay out the remaining portion of the contract or add a revenue stream equal to that revenue lost by reason of such cancellation either from additional units for maintenance or adding additional horse power commitment over and above that commitment of 5000 h.p. that is the subject of a certain Commitment Agreement between the parties dated as of January 1, 2001. The additional units can either be leased or purchased.

         7. Release and Indemnity. Contractor hereby releases Company, its parent, subsidiary, and affiliated companies, and the directors, officers, employees, agents and representatives of all the above ("Company Group") from all liability, and agrees to defend, indemnify, and hold Company Group harmless from and against any and all liabilities, claims, demands, damages, losses, liens, causes of action suits, judgments, and costs or expenses of any nature, kind, or description (including without limitation, reasonable attorney fees, court costs, fines, penalties and interest), asserted by or arising in favor of Contractor or Contractor's employees or agents for personal or bodily injury, illness, or death, or the loss or damage of property, occurring as a result of Contractor's activities hereunder, unless such injury, illness, death, loss or damage is the result of Company Group's gross negligence or willful misconduct; and provided that Company gives Contractor prompt notice of such liability, claim, demand, damage, loss, lien or cause of action, cooperates with Contractor during Contractor's defense of same, and provided further that Contractor has the sole ability to settle and compromise all such liabilities, claims, demands, damages, losses, liens and/or causes of action. EXCEPT AS SPECIFICALLY PROVIDED ABOVE, THE RELEASE AND INDEMNITIES GRANTED HEREIN ARE GIVEN REGARDLESS OF FAULT OR THE CAUSE OF OR REASON FOR ANY LOSS OR LIABILITY COVERED BY ANY SUCH INDEMNITY, INCLUDING, BUT NOT LIMITED TO, THE SOLE, JOINT OR CONCURRENT NEGLIGENCE OF COMPANY, WHETHER ACTIVE OR PASSIVE, STRICT LIABILITY, PREMISES LIABILITY, DEFECTS IN EQUIPMENT, OR PRE-EXISTING CONDITIONS.

         8. Insurance. Contractor, at its sole cost and expense (and with deductibles for its own account) shall procure and shall at all times during the term of this Agreement, and during the performance of work hereunder, maintain in force with insurance companies which maintain a Bests Rating of A-VII or better, and are authorized to do business in the state or states in which services are to be performed by Contractor, the types and minimum amounts of insurance as shown in Attachment B hereto. Prior to the commencement of work or services hereunder, Contractor shall furnish Company with Certificates of Insurance evidencing the coverage and conditions required by this Agreement and Attachment B. Contractor shall contractually require and shall cause all subcontractors performing work in this Agreement to comply with the provisions of this Section 8 such that all subcontractors shall owe to Company the same duties respecting insurance as are owed by Contractor.

         9. Miscellaneous Provisions.

                  (a) Governing Law. This Agreement, including without limitation, its interpretation, validity, construction, breach, and enforcement, and the rights and obligations of the Parties hereunder, shall be governed exclusively by the law of the State of Michigan (excluding any conflicts of law rules which might apply or refer the matter to the law of another jurisdiction). Venue of any lawsuit arising from or in connection with the terms of this Agreement shall be in Grand Traverse County, Michigan. The parties waive the rights to a jury trial.

                  (b) Entire Agreement. This Agreement supersedes all prior agreements, understandings, negotiations and discussions regarding the subject matter hereof, whether oral or written, of the Parties. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Parties.

                  (c) Waiver. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver unless other expressly provided.

                  (d) Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

                  (e) Assignment. Neither Party shall assign this Agreement, or any of its rights or obligations hereunder, without the prior written consent of the other Party, which consent may be withheld in such other Party's sole discretion.

                  (f) Notices. Any written notice provided or permitted to be given or permitted to be given under this Agreement may be served by personal delivery or by registered or certified U.S. mail, addressed to the Party to be notified, postage prepaid, return receipt requested. Notice deposited in the mail in any manner herein above described shall be deemed to have been given and received on the date of the delivery as shown on the return receipt. Written notice may also be given by Federal Express or other nationally recognized courier service and shall be deemed to have been given and received on the date of delivery to the address by such service. Written notice served in any other manner (including by facsimile delivery) shall be deemed to have been given and received only if and when actually received by the addressee. For the purposes of notice, the addresses of the Parties shall be as follows:

                  Contractor:

                  Natural Gas Acquisition Corporation
                  2911 SCR 1260
                  Midland, Texas 79706
                  Attention: Telephone: Fax:

                  Company:

                  Dominion Exploration & Production, Inc.
                  c/o Dominion Midwest Energy, Inc.
                  226 East 16th Street
                  Traverse City, Michigan 49684
                  Attention: Ray Barnhart
                  Telephone: (231) 922-7302
                  Fax: (231) 922-0892

Each Party shall have the right, upon giving three days prior notice to the other in the manner herein above provided, to change its address for the purposes of notice to any other street address.

                  (g) Severability. The invalidity of any one or more provisions of this Agreement shall not affect the validity of this Agreement as a whole, and in the case of any such invalidity, this Agreement shall be construed as if the invalid provision had not been included herein.

                  (h) Not Construed Against Drafter. The Parties acknowledge that they have read this Agreement, have had the opportunity to review it with an attorney of their respective choice, and have agreed to all of its terms. Under these circumstances, the Parties agree that the rule of construction that a contract be construed against the drafter shall not be applied in interpreting this Agreement, and that in the event of any ambiguity in any of the terms or conditions of this Agreement, including any exhibits hereto, and whether or not placed of record, such ambiguity shall not be construed for or against either Party on the basis that such Party did or did not author the same.

                  (i) Time of Performance. Time is of the essence in the performance of all covenants and obligations under this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

                                   Contractor:

                                   NATURAL GAS ACQUISITION CORPORATION


                                   By:
                                      ------------------------------------

                                   Its:
                                       ------------------------------------

                                   Company:

                                   DOMINION EXPLORATION & PRODUCTION, INC.


                                   By:
                                      ------------------------------------

                                   Its:
                                       ------------------------------------

                                  ATTACHMENT A
                       TO COMPRESSOR MAINTENANCE AGREEMENT
                            RECIPROCATING COMPRESSOR


                                                                         Monthly
                                                                         Service
Unit Type                     Customer             Location              Revenue
---------                     --------             --------              -------
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Briley 34            $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Briley 34            $   2,025
Cat 3512 TALE/Ariel/GH4-4     Dominion Midwest     Briley 34            $   1,825
Cat 3512 TALE/Ariel/GH4-4     Dominion Midwest     Briley 34            $   1,825
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Broad                $   2,025
Cat 3516 TALF/Ariel/GK4-4     Dominion Midwest     Broad                $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Caledonia            $   2,025
Cat 3516 TALF/Ariel/GK4-4     Dominion Midwest     Caledonia            $   2,025
Ajax DPC 800                  Dominion Midwest     Charlton             $   1,825
Ajax DPC 800                  Dominion Midwest     Chester              $   1,825
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Comstock Hills       $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Doctor's Club        $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Doctor's Club        $   2,025
Wauk 7042/Worthington OF6     Dominion Midwest     Gilchrist Creek      $   2,025
Ajax DPC 2 80                 Dominion Midwest     Gilchrist Creek      $   1,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Loud 13              $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Loud 13              $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Highway 65           $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Lakes of the North   $   2,025
Cat 3 79/Ariel/GR4-4          Dominion Midwest     Webber Creek         $   1,825
Superior/White 8G825/W66      Dominion Midwest     Loud 15              $   2,425
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Loud 15              $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Loud 15              $   2,025
Wauk 817/Ariel/GM 2-1         Dominion Midwest     Loud 15              $     625
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Lost Lake Woods      $   2,025
Ajax DPC 800                  Dominion Midwest     Maple Forest         $   1,825
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Marstrand            $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     North Bay            $   2,025
Cat 3512 TALE/Ariel/GH4-4     Dominion Midwest     Sage Creek           $   1,825
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     North Hardwood       $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Schmitt Creek        $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Schmitt Creek        $   2,025
Cat 3516 TALE/Ariel/GK4-4     Dominion Midwest     Scott Creek          $   2,025
Ajax DPC 360                  Dominion Midwest     West Albert 11       $   1,225
Ajax DPC 360                  Dominion Midwest     West Albert 11       $   1,225
                                                                        ---------
                                                                        $  65,875

                                  ATTACHMENT B

                                    INSURANCE

General Requirements

         The tern Company as used in this Attachment B includes Company and its parent, subsidiaries, affiliates, and partnerships, and its and their respective officers, directors, employees, and insurers, and those with whom Company and its parent, subsidiaries, affiliates and partnerships, may be associated as co-lessees, partners or joint venturers.

         Each of the insurance policies maintained by Contractor, for work performed under this Agreement, shall be endorsed as follows, in addition to any other requirements.

         (a) To provide to Company thirty (30) days written notice of cancellation, reduction of coverage or material change.

         (b) For liabilities and indemnities assumed under this Agreement by Contractor, all of Contractor's insurance, inclusive of but not limited to those described below, shall be endorsed to provide that the underwriters and/or insurers thereof waive their rights of subrogation against Company.

         (c) For liabilities and indemnities assumed by Contractor under this Agreement, Company shall be endorsed and named on Contractor's insurance described below as additional insured (except as respects Worker's Compensation insurance). Such insurance shall be primary to, and receive no contribution from, any insurance maintained by or on behalf of the Company. Company shall not be responsible or liable for any deductibles, self-insured retentions and/or premiums of Contractor's insurance. Contractor's insurance shall not be reduced, voided, waived or in any other manner limited as respects Company in the event Contractor violates any warranties, terms or conditions or Contractor's insurance.

         (d) Contractor shall maintain a deductible level not greater than its year end working capital value.

Specific Insurance Requirements

         (a) Commercial General Liability Insurance provided as "claims made" coverage which shall be endorsed specifically to include Property Damage coverage arising from explosion, collapse or underground damage, Products/Completed Operations liability for at least two years after completion of work and Broad Form Contractual liability coverage. This coverage should afford bodily injury and property damage coverage with policy limits not less than:

               Bodily Injury and Property Damage Combined: $1,000,000 per
                                                           occurrence and
                                                           aggregate

         (b) Commercial Automobile Liability Insurance affording bodily injury and property damage coverage on all owned, non-owned, and hired vehicles with policy limits of not less than:

               Bodily Injury and Property Damage Combined:  $1,000,000 combined single limit

         (c) Worker's Compensation and Employer's Liability Insurance with policy limits of not less than:

               Worker's Compensation Statutory

               Employer's Liability: $1,000,000 Bodily Injury by accident, each accident

                                     $1,000,000 Bodily Injury by disease, policy limit

                                     $1,000,000 Bodily Injury by disease, each employee

         (d) Excess or Umbrella Liability Insurance affording coverage in excess of the limits of the Commercial General Liability, Commercial Automobile Liability and Employer's Liability insurance polices required above, with policy limits of note less than:

               $5,000,000 per occurrence or accident and $5,000,000 in the aggregate

                            ASSET PURCHASE AGREEMENT

                                EXHIBIT 13(d)(2)

                              COMMITMENT AGREEMENT

         THIS AGREEMENT is made and entered into this 21st day of March, 2001, by and between NATURAL GAS ACQUISITION CORPORATION, of 2911 SCR 1260, Midland, Texas 79706 (herein "Seller"), and DOMINION EXPLORATION & PRODUCTION, INC. of CNG Tower, 1450 Poydras Street, New Orleans, LA (herein "Buyer");

         WHEREAS, on this date Great Lakes Compression, Inc. and the Seller have entered into an agreement dated as of January 1, 2001 (the "Purchase Agreement"), for purchase by Seller of substantially all the compression business assets of Great Lakes Compression, Inc., and

         WHEREAS, Buyer, an affiliate of Great Lakes Compression Inc., is in the business of oil and gas exploration, production and transportation, and in the course of that business Buyer from time to time has the need to purchase or lease various compressor units, and

         WHEREAS, Seller has required in the Purchase Agreement a commitment from Buyer for the future purchase or lease of compressor units (herein "Equipment") totaling five thousand horsepower (5,000 hp) for the period commencing on January 1, 2001 (herein "Effective Date"), and ending December 31, 2005, and

         WHEREAS, Seller and Buyer wish to further define such commitment for future purchase or lease of such compressor units,

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby confirmed, the parties agree as follows:

         1. During the period commencing on the Effective Date and ending December 31, 2005, Buyer shall be obligated to place orders for future purchase or lease of Equipment totaling five thousand horsepower (5,000 hp). The number of compressor units and the size and type of each compressor unit shall be determined solely by Buyer. The decision whether to purchase or to lease shall be at Buyer's sole discretion; provided, however, Buyer shall not, without Seller's consent, order any Equipment other than rotary compressor units, each of not more than 500 horsepower. Buyer agrees that no more than thirty percent (30%) of the Equipment shall be purchased and that seventy percent (70%) (or more at Buyer's option) shall be leased. Buyer shall be required to order Equipment either for purchase or lease totaling not less than 800 horsepower and not more than 1300 horsepower during each calendar year that this Agreement is in force.

         2. All purchases of Equipment by Buyer from Seller in satisfaction of this commitment shall be in accordance with the terms and conditions of this Agreement as well as that Gas Compressor Equipment Master Purchase Contract set forth in Exhibit A attached hereto and made a part hereof, and will specify the type of compressor unit, its horsepower and the time and place of delivery.

         3. All leases of Equipment by Buyer from Seller in satisfaction of this commitment shall be in accordance with the terms and conditions of this Agreement as well as the Standard Gas Compressor Equipment Master Rental and Servicing Agreement set forth in Exhibit 13(d)(3) of the Purchase Agreement, and will specify the type of compressor unit, its horsepower and the time and place of delivery.

         4. Buyer's obligation to purchase or lease such Equipment is conditioned upon Seller's ability to deliver to Buyer the types of compressor units required by Buyer, in its sole discretion (subject to the restrictions stated in paragraph I above), in the exercise of its business in oil and gas exploration, production and transportation. If the Seller is unable or unwilling to commit to deliver the required Equipment within 150 days of Buyer's request, or later if pursuant to a mutually acceptable equipment quotation, Buyer shall be free to, acquire or lease the requested Equipment from any other source available to it and that Equipment acquired or leased from that other source shall be regarded as Equipment acquired or leased by Buyer from Seller in satisfaction of this Agreement. Buyer's obligation to buy or lease such Equipment is also conditioned on Seller's pricing being competitive. If Buyer can purchase or lease comparable Equipment from a competitor of Seller for less than ninety-five percent (95%) of the price or rental rate quoted by Seller, Buyer shall be free to purchase or lease that Equipment from the competitor unless Seller is willing to meet the competitor's price or rental rate; provided however, that in the case of a lease rather than a purchase, the competition from whom Buyer is entitled hereby to lease must be a company that at the time Buyer seeks its quote is providing rental compressor equipment in the Northern Michigan Antrim Shale development area. If Buyer purchases or leases that Equipment from Seller's competitor as herein provided, that purchase or lease shall be regarded as a purchase or lease from Seller in satisfaction of Buyer's obligation under this Agreement.

         5. For the purposes of satisfying Buyer's commitment under this Agreement, purchases or leases may be made not only by Buyer but also by any other companies under Buyer's direction and control and by subsidiaries or affiliates of Buyer. For any such purchase or lease by any such party other than Buyer, Buyer shall specifically notify Seller in writing that the purchase or lease is to be considered part of Buyer's commitment under this Agreement. All such purchases and leases of compressor units shall be for the use of Buyer or Buyer's subsidiaries or affiliates, and shall not be sold or leased to others except as provided in the Purchase Agreement.

         6. If the Buyer is delayed at any time in its order to purchase or lease compressor units under the terms of the commitment set forth above, by causes beyond Buyer's reasonable control, such as by strike, lockout, fire or act of God, then the time for completion of the commitment of units totaling 5,000 hp shall be extended for such reasonable time as Seller and Buyer agree may be required due to such cause or causes.

         7. If Seller believes that Buyer has not complied with all its obligations hereunder, both express and implied, Seller shall give written notice to Buyer specifically describing Buyer's non-compliance. Buyer shall have 90 days from receipt of such notice to commence, and shall thereafter pursue with reasonable diligence, such action as may be necessary or proper to satisfy such obligation of Buyer, if any, with respect to Seller's notice. Neither the service of said notice nor the doing of any acts by Buyer in response thereto shall be deemed an admission or create a presumption that Buyer has failed to perform all its obligations hereunder. No judicial action may be commenced by Seller under this Agreement until after said 90-day period.

         8. Any written notice provided or permitted to be given under this Agreement may be served by personal delivery or by registered or certified U.S. mail, addressed to the party to be notified, postage prepaid, return receipt requested. Notice deposited in the mail in any manner herein above described shall be deemed to have been given and received on the date of delivery as shown on the return receipt. Written notice may also be given by Federal Express or other nationally recognized courier service and shall be deemed to have been given and received on the date of delivery to the address by such service. Written notice served in any other manner (including by facsimile delivery) shall be deemed to have been given and received only if and when actually received by the addressee. For the purpose of notice, the addresses of the parties shall be as follows:

                  SELLER:

                  Natural Gas Acquisition Corporation
                  2911 SCR 1260
                  Midland, Texas 79706
                  Attention: Wallace C. Sparkman
                  Telephone: (915) 563-3974
                  Fax: (915) 563-5567

                  BUYER:

                  Dominion Exploration & Production, Inc.
                  c/o Dominion Midwest Energy, Inc.
                  226 East 16th Street
                  Traverse City, Michigan 49684
                  Attention: Ray Barnhart
                  Telephone: (231) 922-7302
                  Fax: (231) 922-0892

         9. This Agreement, including without limitation, its interpretation, validity, construction, breach, and enforcement, and the rights and obligations of the Parties hereunder, shall be governed exclusively by the law of the State of Michigan (excluding any conflicts of law rules which might apply or refer the matter to the law of another jurisdiction). Venue of any, lawsuit arising from or in connection with the terms of this Agreement shall be in Grand Traverse County, Michigan. The parties waive their rights to a jury trial.

         10. Buyer shall have no further obligations under this Agreement if the underlying transaction between Great Lakes Compression, Inc. and Seller is not closed in accordance with the terms of the referenced Purchase Agreement, or if the rights under this Agreement are assigned or otherwise transferred by Seller without the written consent of Buyer.

         11. This Agreement shall be binding on the successors and assigns of the parties hereto.

         The parties have executed this Agreement as of the day and year set forth above.

                                 Seller:

                                 NATURAL GAS ACQUISITION CORPORATION


                                 By
                                    ---------------------------------

                                 Its
                                    ---------------------------------



                                 Buyer:


                                 DOMINION EXPLORATION & PRODUCTION, INC.

                                 By ---------------------------------

                                 Its
                                    ----------------------------------

                              COMMITMENT AGREEMENT
                                    EXHIBIT A
                GAS COMPRESSOR EQUIPMENT MASTER PURCHASE CONTRACT

         This Gas Compressor Equipment Master Purchase Contract ("Agreement") is made between NATURAL GAS ACQUISITION CORPORATION, a Colorado corporation, hereinafter called "Seller", and DOMINION EXPLORATION & PRODUCTION, INC., a Michigan corporation, hereinafter called "Buyer."

         For and in consideration of the mutual covenants and agreements contain e4 herein and of the purchase of personal property hereinafter referred to, Seller and Buyer agree as follows:

         1. PURCHASE. Subject to and on the terms and conditions herein set forth, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, the personal property (herein individually and collectively called the "Equipment"), described on the Equipment Purchase Schedule(s) executed and delivered by Buyer to Seller from time to time hereunder upon agreement of Seller and Buyer (the "Schedule" or "Schedules"), which shall be in the form attached hereto as Schedule A. Upon execution and delivery, each Schedule and the provisions thereof shall become parts hereof. Equipment purchase Schedule A has been executed concurrently herewith and additional Schedules may be executed as provided herein.

         2. PRICE AND PAYMENT TERMS. Each Schedule shall set forth the price and the number and amount of payments for the Equipment listed thereon and payments for other products or services relating to such Equipment and the security deposit for such Equipment, which Buyer shall pay as so set forth. If Buyer fails to pay any sum when due, Buyer also shall pay to Seller interest thereon from the due date thereof to the date of payment at a rate equal to the Seller of (a) 18% per annum, or (b) the maximum rate permitted by applicable law. All payments by Buyer hereunder shall be payable at the office of Seller set forth below, or at such other place as Seller from time to time may designate in writing. The price and payment terms shall be those stated in the attached Schedules.

         3. TAXES. Buyer shall be responsible for all license fees and assessments, and all sales, use, property, excise and other taxes or charges (including any interest and penalties), hereafter imposed by any governmental body or agency upon the Equipment or the purchase and ownership thereof.

         4. DELIVERY. Time is of the essence for delivery of the Equipment. If delivery is not made within thirty (30) days of the date agreed upon, Buyer reserves the right to cancel or to purchase elsewhere, and in that case the purchase by Buyer from another supplier shall apply to Buyer's commitment to Seller under that certain Commitment Agreement of even date herewith between Seller and Buyer.

         5. INSPECTION AND ACCEPTANCE. Buyer agrees to bear all of the cost of connecting the Equipment. Within 72 hours after start up of the Equipment to be purchased by the Buyer under each Schedule, Buyer shall inspect the Equipment. Unless within said 72 hour period Buyer notifies Seller in writing to the contrary stating the details of any defects, Buyer shall be conclusively presumed to have accepted the Equipment in its then condition. If within


                               Exhibit A--Page 1
said 72-hour period Buyer notifies Seller in writing of the unacceptability of the Equipment, then at Buyer's option, the Equipment shall be repaired by Seller or shall be considered rejected by Buyer and returned or held at Seller's expense and risk, and Buyer's obligation to purchase the Equipment shall cease forthwith. Buyer may charge to Seller all expense of inspecting, unpacking, examining, repacking, storing and reshipping any Equipment rejected as aforesaid. These remedies for Buyer shall not be exclusive. Upon acceptance of delivery, Buyer assumes the care, custody, supervision, and control of the Equipment and of any and all persons or property in the vicinity of the Equipment during time of delivery, operation, and return.

         6. FREIGHT. Cost of transporting the Equipment from the Seller's yard to Buyer's location described on the Schedule will be at the expense of Buyer, unless the Equipment is rejected by Buyer under the preceding paragraph.

         7. USE. Buyer agrees to use the Equipment in a careful and prudent manner with competent agents, employees, or subcontractors only for the compression of gas in accordance with the specifications of the manufacturer of the Equipment.

         8. INDEMNITY OF BUYER. Seller agrees to and shall indemnify and hold harmless Buyer, its officers, agents and employees, and its affiliated companies, from and against any and all claims, losses, damages, causes of action, suits and liabilities of every kind, including all expenses of litigation, court costs and attorney's fees, for injury to or death of any person, or for damage to any property, arising out of or in connection with the delivery, installation, operation, use, maintenance, repair, condition or removal of the equipment when and to the extent that the claims, losses, damages, causes of action, suits or liabilities arise from the sole or concurrent negligence of Seller, its employees or agents. Seller further agrees to and shall indemnify and hold harmless Buyer, its officers, agents and employees, and its affiliated companies, from and against any and all claims, losses, damages, causes of action, suits and liabilities of every kind, including all expenses of litigation, court costs and attorney's fees, for injury to or death of any person, or for damage to any property, arising out of or in connection with defectiveness of the equipment. Such indemnify shall apply whether such defect and the injury, death or damage result in whole or in part from the design, manufacture or distribution of the equipment or from the failure by Seller to warn any person of such defect. The above indemnities apply except when and to the extent that such claims, losses, damages, causes of action, suits and liabilities of every kind result from the negligence of Buyer, its employees or agents.

         9. INDEMNITY OF SELLER. Buyer agrees to and shall indemnify and hold harmless Seller, its officers, agents and employees, and its affiliated companies, from and against any and all claims, losses, damages, causes of action, suits and liabilities of every kind, including all expenses of litigation, court costs and attorney's fees, for injury to or death of any person, or for damage to any property, arising out of or in connection with the delivery, installation, operation, use, maintenance, repair, condition or removal of the equipment when and to the extent that the claims, losses, damages, causes of action, suits or liabilities arise in whole or in part from the sole or concurrent negligence of Buyer, its employees or agents. The above indemnities apply except when and to the extent that such claims, losses, damages, causes of action, suits and liabilities of every kind result from the negligence of Seller, its employees or agents.


                               Exhibit A--Page 2

         10. ASSIGNMENT. Neither Seller nor Buyer may assign its rights or delegate its duties under this Agreement except with the written consent of Buyer and Seller respectively.

         11. ENFORCEABILITY. If any part hereof is contrary to, prohibited by, or deemed invalid under applicable laws or regulations of any jurisdiction, such provision shall be inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof. Buyer admits the receipt of a true copy of this Agreement.

         12. MISCELLANEOUS

         (a) No covenant or condition of this Agreement can be waived or changed except by written consent of Seller and of Buyer. Forbearance by either party in any regard whatsoever shall not constitute a waiver or change of the covenant or condition to be performed by the other party to which the same may apply, and until complete performance by that other party of said covenant or condition, the forbearing party shall be entitled to invoke any remedy available to it under this Agreement or by law or equity despite said forbearance. Waiver of any default shall not waive any other default.

         (b) Any written notice provided or permitted to be given or permitted to be given under this Agreement may be served by personal delivery or by registered or certified U.S. mail, addressed to the Party to be notified, postage prepaid, return receipt requested. Notice deposited in the mail in any manner herein above described shall be deemed to have been given and received on the date of the delivery as shown on the return receipt. Written notice may also be given by Federal Express or other nationally recognized courier service and shall be deemed to have been given and received on the date of delivery to the address by such service. Written notice served in any other manner (including by facsimile delivery) shall be deemed to have been given and received only if and when actually received by the addressee. For the purposes of notice, the addresses of the Parties shall be as follows:

                  SELLER:

                  Natural Gas Acquisition Corporation
                  2911 SCR 1260
                  Midland, Texas 79706
                  Attention: Scott Sparkman
                  Telephone: (915) 563-3974
                  Fax: (915) 563-5567

                  BUYER:

                  Dominion Exploration & Production, Inc.
                  c/o Dominion Midwest Energy, Inc.
                  226 East 16th Street
                  Traverse City, Michigan 49684
                  Attention: Ray Barnhart
                  Telephone: (231) 922-7302
                  Fax: (231) 922-0892



                               Exhibit A--Page 3

                  Each Party shall have the right, upon giving three days prior notice to the other in the manner herein above provided, to change its address for the purposes of notice to any other street address or telephone or fax number.

                  (a) "Seller" and "Buyer" as used in this Agreement shall include the heirs, executors, administrators, successors, and/or assigns of such parties.

                  (b) If more than one Buyer executes this Agreement, their obligations under this Agreement shall be joint and several.

                  (c) This Agreement, including without limitation, its interpretation, validity, construction, breach, and enforcement, and the rights and obligations of the Parties hereunder, shall be governed exclusively by the law of the State of Michigan (excluding any conflicts of law rules which might apply or refer the matter to the law of another jurisdiction).

                  (d) Seller and Buyer agree that venue of any lawsuit arising from or in connection with the terms of this Agreement shall be in Grand Traverse County, Michigan. The parties waive their rights to a jury trial.

                  (e) This Agreement contains the full agreement between the parties. No representation or promise has been made by either party to the other as an inducement to enter into this Agreement. Seller does not in any way or for any purposes become a partner of Buyer, or a joint venturer, or, a member of a joint enterprise with Buyer.

         13. WARRANTY. Seller warrants all Seller manufactured components for a period of one year from the date of delivery against defects in material and workmanship under normal operating conditions. Components manufactured by another manufacturer will be warranted for one year or the limit of the other manufacturer's warranty, whichever is less. Seller be obligated under this warranty, but limited to repairing or furnishing without charge, FOB to the point of manufacture, a similar part, to replace any part manufactured by it and which is proven to be defective.

         14. This agreement is made subject to the terms and conditions of that certain Commitment Agreement between the parties and effective January 1, 2001.

         15. OTHER CONDITIONS OR OPTIONS.
                                         ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------.


Executed this 21st day of March, 2001.


                               Exhibit A--Page 4

                                    Seller:

WITNESS:                            NATURAL GAS ACQUISITION
                                    CORPORATION

                                    By
------------------------               ---------------------------------
                                    Its
                                        --------------------------------
                                    Address:
                                            ----------------------------

                                            ----------------------------

                                    Buyer:

WITNESS:                            DOMINION EXPLORATION &
                                    PRODUCTION, INC.



                                    By
------------------------               ---------------------------------
                                    Its
                                        --------------------------------
                                    Address:
                                            ----------------------------

                                            ----------------------------


                               Exhibit A--Page 5

                                   SCHEDULE A

                        STANDARD GAS COMPRESSOR EQUIPMENT
                            MASTER PURCHASE CONTRACT

Where executed by Seller and Buyer, this Schedule A shall apply to the' Standard Gas Compressor Equipment Master Purchase Contract executed by Buyer dated as of March 21, 2001 (the "Master Agreement"); and upon execution, this Schedule A shall be incorporated as a part of the Master Agreement whether or not attached thereto, and shall be deemed an individual agreement between the parties for the Equipment described herein, upon the terms and conditions stated herein and in the Master Agreement.

The State of Michigan                   Unit No.

County of Montmorency

This Purchase Agreement made this day of __________, 20___, between ________________, hereinafter called "Seller", and ______________________, hereinafter called "Buyer", Seller in consideration of the payment of the purchase price hereinafter set out; hereby sells to Buyer and Buyer buys from Seller the following described personal property, hereinafter referred to as "Equipment":

         I.   Equipment Description:

         II.  Location Description--for use on Buyer's Lease:

         Seller represents and warrants that the Equipment will satisfy the following design operating conditions:

              Design                                  Alternate 1 2 3 4

              Suction Pressure-PSIG
                                                      ----------------------

              Suction Temperature-Deg. F
                                                      ----------------------

              Discharge Pressure-PSIG
                                                      ----------------------

              Volume-MSCFD
                                                      ----------------------

              BHP
                                                      ----------------------

              "K" Value                               Specific Gravity
                        --------

              H2S Content %O                          Type Gas 1000 Btu

              Unit Speed-RPM                          Elevation
                             ------                             --------

              Ambient Temp.-Deg. F
                                   ------

         III. The Purchase Price of the Equipment is $          .
                                                      ----------

         IV.  The Equipment shall be delivered on           , 200  .
                                                  ----------     --

                            ASSET PURCHASE AGREEMENT
                                EXHIBIT 13(d)(3)

                 STANDARD GAS COMPRESSOR EQUIPMENT MASTER RENTAL

                             AND SERVICING AGREEMENT

                    RENTAL AGREEMENT NO. ____________________


         This Standard Gas Compressor Equipment Master Rental and Servicing Agreement ("Agreement") is made between Natural Gas Acquisition Corporation, a Colorado corporation, hereinafter called "LESSOR", and Dominion Exploration & Production, Inc., a Michigan corporation, hereinafter called "LESSEE".

         For and in consideration of the mutual covenants and agreements contained herein and of the lease of personal property hereinafter referred to, LESSOR and LESSEE agree as follows:

         1. Lease. Subject to and on the terms and conditions herein set forth, LESSOR hereby agrees to lease to LESSEE, and LESSEE hereby agrees to lease from LESSOR, the personal property (herein individually and collectively called the "Equipment") described on the Equipment Lease Schedule(s)executed and delivered by LESSEE to LESSOR from time to time hereunder upon agreement of LESSOR and LESSEE (the "Schedule" or "Schedules"), which shall be in the form attached hereto as Schedule A. Upon execution and delivery, each Schedule and the provisions thereof shall become parts hereof. Equipment lease Schedule A has been executed concurrently herewith and additional Schedules may be executed as provided herein.

         2. Term and Rent. Each Schedule shall set forth the term of the lease and the number and amount of rental payments for the Equipment listed thereon, contract maintenance and other products or services relating to such Equipment and the security deposit for such Equipment, which LESSEE shall pay as so set forth. If LESSEE fails to pay any rental or other sum when due, LESSEE also shall pay to LESSOR interest thereon from the date thereof to the date of payment at a rate equal to the lesser of (a) 18% per annum, or (b) the maximum rate permitted by applicable law. All payments by LESSEE hereunder shall be payable at the office of LESSOR set forth below, or at such other place as LESSOR from time to time may designate in writing. LESSEE agrees that all rental payments and other sums payable by LESSEE hereunder shall be the unconditional obligation of LESSEE and shall be made without abatement, reduction or set off of any nature, including any thereof arising out of any present or future claim LESSEE may have against LESSOR or any of its assignees or the manufacturer or vendor of the Equipment, except as provided herein.

         3. Taxes. LESSEE agrees to pay, promptly when due, all license fees and assessments, and all sales, use, property, excise and other taxes or charges (including any interest and penalties), now or hereafter imposed by any governmental body or agency upon any Equipment or the purchase, ownership, possession, leasing, operation, use, or disposition thereof, hereunder, or the rentals or other payments hereunder (excluding taxes on or measured by the net income of LESSOR) and prepare and file promptly with the appropriate offices any and all tax and other similar returns required to be filed with respect thereto (sending copies thereof to

LESSOR) or, if requested by LESSOR, notify LESSOR of such requirement and furnish LESSOR with all information required by LESSOR so that it may effect such filing. If LESSEE does not promptly pay when due any sum pursuant to this paragraph 3, LESSOR has the right but not the obligation to make any such payments on LESSEE's behalf, and any such amounts paid by LESSOR will be immediately due and payable by LESSEE to LESSOR upon LESSEE's receipt of demand for payment by LESSOR.

         4. Inspection and Acceptance. LESSEE shall have 48 hours before the delivery of the Equipment to LESSEE to make its initial inspection of the Equipment. Unless within said 4 8 hour period LESSEE notifies LESSOR in writing that the Equipment is defective or fails to meet specifications, the term of this lease and the rental payment obligation shall commence at the end of the initial inspection period. Within 72 hours after start up of the Equipment leased to LESSEE under each Schedule, LESSEE shall further inspect the Equipment. Unless within said 72-hour period LESSEE notifies LESSOR in writing to the contrary stating the details of any defects, LESSEE shall be conclusively presumed to have accepted the Equipment in its then condition. If within said 72-hour period LESSEE notifies LESSOR in writing of the unacceptability of the Equipment, LESSOR shall have the option to repair the defect, provide a replacement unit within a commercially reasonable period of time or terminate LESSOR's obligations to lease the Equipment. If LESSEE notifies LESSOR of the unacceptability of the Equipment within the 72- hour period, no rent shall be due for the period subsequent to the LESSEE's notification of unacceptability until such time as the defect is repaired or the defective Equipment is replaced. Upon acceptance of delivery, LESSEE assumes the care, custody, supervision and control of the Equipment and of any and all persons or property in the vicinity of the Equipment during time of delivery, operation and return.

         5. Freight. LESSEE agrees to bear all of the cost of connecting the Equipment and of disconnecting the Equipment prior to returning the Equipment to LESSOR. The cost of transporting the Equipment from LESSOR's yard to LESSEE's location described on the Schedule will be at the expense of LESSEE. Transporting the Equipment from LESSEE's location back to LESSOR's yard will be at the expense of LESSEE unless the Equipment is rejected. The costs provided for in this Paragraph 5 shall be paid by LESSEE, on or before the first day of the month following connection, disconnection or transport.

         6. Insurance. LESSEE shall, at LESSEE's sole cost and expense, maintain insurance or self-insure in such amounts, against such risks (including, without limitation, all risk and public liability insurance with respect to the Equipment), with such carriers and in such form as shall be reasonably satisfactory to LESSOR naming LESSEE as an insured and LESSOR as an additional insured. LESSEE shall provide LESSOR with evidence of such insurance or adequacy of self-insurance prior to the delivery of the equipment to LESSEE by LESSOR. The policies for such insurance shall provide that LESSOR shall receive 30 days notice of any termination, cancellation or alteration of the terms of such insurance and shall provide that the coverage afforded to LESSOR shall not be rescinded, impaired or invalidated by any act or neglect of LESSEE.


                               Exhibit A--Page 2

         LESSOR, at its sole cost and expense (and with deductibles for its own account) shall procure and shall at all times during the term of the Agreement, and during the performance of work hereunder, maintain in force with insurance companies which maintain a Bests Rating of A-VII or better, and are authorized to do business in the state or states in which services are to be performed by LESSOR, the types and minimum amounts of insurance as shown in Schedule C hereto. Prior to the commencement of work or services hereunder, LESSOR shall furnish LESSEE with Certificates of Insurance evidencing the coverage and conditions required by this Agreement and Schedule C. LESSOR shall contractually require, and shall cause all subcontractors performing work in this Agreement to comply with the provisions of this Section 6 such that all subcontractors shall owe to LESSEE the same duties respecting insurance as are owed by LESSOR.

         7. Use. LESSEE agrees to use the Equipment in a careful and prudent manner with competent agents, employees or subcontractors only for the compression of gas in accordance with the specifications of the manufacturer of the Equipment. LESSEE shall submit to LESSOR monthly operating reports to evidence same. LESSEE agrees to pay for damages to the Equipment resulting from free water, excessive condensate or foreign solids, or impurities contained in the gas stream. LESSEE further agrees to pay for all damages to the Equipment resulting from abusive use, failure to maintain the Equipment in accordance with this Agreement, or from any negligence on part of LESSEE, it's agents, employees or subcontractors.

         8. Maintenance. Except as otherwise provided herein, LESSOR agrees at LESSOR's own expense to make all repairs and replacements necessary to maintain, preserve and keep the Equipment in good order and condition. To facilitate the maintenance obligations of LESSOR hereunder, LESSEE shall (a) provide LESSOR with reasonable access to the Equipment and all necessary items to perform its duties hereunder, (b) provide, if required to protect the compressor, an inlet separator and filtration for the Equipment to remove solids (such as sand, salt, paraffin) and all entrained liquids from the gas stream (LESSEE hereby acknowledging that the scrubber provided by LESSOR with the Equipment is only an emergency scrubber), (c) start and stop the Equipment as requested from time to time, (d) fill oil and coolant reservoirs in the Equipment as needed, (e) stop leaks of oil or coolant from the Equipment and promptly report such leaks to LESSOR and (f) furnish free use of suitable natural gas fuel for engine use.

         9. Inspection. LESSOR shall have the right at all times to enter upon the premises where the Equipment may be located for the purpose of inspecting it or observing its use.

         10. Title; Personal Property; Encumbrances; Location. LESSEE covenants that the ownership of the Equipment is and at all times shall remain in LESSOR and that the Equipment is and shall remain personal property and shall not be attached to or become part of any realty; that it shall be installed and used at the location specified in the Schedule pertaining thereto and that it shall not be removed therefrom, and that LESSEE will not sell, secrete, mortgage, assign, transfer, lease, sublet, loan, part with possession of, or encumber the Equipment or permit any liens or charges to become effective thereon or permit or attempt to do any of the acts aforesaid. LESSEE agrees, at LESSEE's own expense, to take such action as may be necessary (a) to remove any such encumbrance, lien or charge and (b) to prevent any third party from acquiring any other interest in any Equipment (including, without limitation, by reason of such Equipment


                               Exhibit A--Page 3
being deemed to be a fixture or a part of any realty). LESSEE will not change or remove any insignia, serial number or lettering on the Equipment and shall conspicuously identify each item of the Equipment by suitable lettering thereon to indicate LESSOR's ownership thereof.

         11. Events of default; Remedies; Expenses. In the event that LESSEE shall default in the payment of any installment of rent or other sum payable hereunder or under any Schedule when due or default in the observance or performance of any other covenant or agreement of this Agreement or under any Schedule; then LESSOR may, by written notice to LESSEE (to the extent legally permitted to do so) proceed by appropriate court action or actions either at law or in equity, to enforce performance by LESSEE of the applicable covenants of this Agreement or to recover damages for the breach thereof.

         12. Holding Over. Any holding over after the expiration of the initial term shall be on a month-to-month basis and shall be on the same terms and conditions as the last month of such initial term, except that LESSOR, in its sole discretion, may increase the monthly rental payments of the Equipment for any such holding over by giving LESSEE 30 days written notice of same, but only to the extent that the rental does not exceed what LESSOR would charge at that time, on average, to other customers for a 60 month lease of comparable equipment. Any holding after the expiration of the initial term may be terminated by either party by giving the other party 30 days written notice of same. The other terms and conditions of this Agreement shall remain in full force and effect until the Equipment is returned to LESSOR.

         13. Indemnity of LESSEE. LESSOR agrees to and shall indemnify and hold harmless LESSEE, its officers, agents and employees, from and against any and all claims, losses, damages, cause of action, suits and liabilities of every kind, including all expenses of litigation, court costs and attorney's fees, for injury to or death of any person, or for damage to any property, arising out of or in connection with the delivery, installation, operation, use, maintenance, repair, condition or removal of the equipment where the claims, losses, damages, causes of action, suits or liabilities arise in whole or in part from the sole or concurrent negligence of LESSOR, its employees or agents. LESSOR further agrees to and shall indemnify and hold harmless LESSEE, its officers, agents and employees, from and against any and all claims, losses, damages, causes of action, suits and liabilities of every kind, including all expenses of litigation, court costs and attorney's fees, for injury to or death of any person, or for damage to any property, arising out of or in connection with defectiveness of the equipment. The above indemnities apply except when and to the extent that such claims, losses, damages, causes of action, suits and liabilities of every kind, result from the negligence of LESSEE, its employees or agents.

         14. Indemnity of LESSOR. LESSEE agrees to and shall indemnify and hold harmless LESSOR, its officers, agents, employees, and its affiliated companies, from and against any and all claims, losses, damages, causes of action, suits and liabilities of every kind, including all expenses of litigation, court costs and attorney's fees, for injury to or death of any person, or for damage to any property, arising out of or in connection with the delivery, installation, operation, use, maintenance, repair, condition or removal of the equipment where the claims, losses, damages, causes of action, suits or liabilities arise in whole or in part from the sole or concurrent negligence of LESSEE, its employees or agents. The above indemnities apply except


                               Exhibit A--Page 4
when and to the extent that such claims, losses, damages, causes of action; suits and liabilities of every kind result from the negligence of LESSOR, As employees or agents.

         LESSOR shall have no liability for, and LESSEE shall defend and indemnify LESSOR against, any and all liability arising out of or due to, or allegedly arising out of or due to, (i) the release on, under or from LESSEE's property of any hazardous substances; (ii) any contamination of LESSEE's property, including without limitation, the presence of any hazardous substance which has come to be located on or under LESSEE's property from another location; (iii) any violation or alleged violation of any environmental law with respect to LESSEE's property or business, (iv) any injury to human health or safety or to the environment by reason of the past or present condition or, or past or present activities on or under, LESSEE's property, or (v) the generation, manufacture, storage, treatment, handling, transpiration, or other use, however defined, or any hazardous substance on LESSEE's property, unless such liability is caused in whole or in part by performance of services by LESSOR and its employees or agents pursuant to this Agreement, defects in the Equipment, or defects not caused by LESSEE, its employees or agents.

         15. Lost Production. LESSEE agrees to and shall release LESSOR, its officers, agents and employees, from and against any and all claims by LESSEE for forfeiture of an oil, gas or mineral lease, for damage to a producing reservoir or lease operations or for lost production, arising from or in connection with the failure of the operation of the Equipment for any reason whatsoever, or losses or damages related thereto. Such release shall apply where the claims, losses, damages, causes of action, suits or liabilities arise in whole or in part from the sole or concurrent negligence of LESSOR in the defectiveness of the Equipment. Furthermore, if such claims, losses and damages arise in whole or in part from the defectiveness of the equipment, such release shall apply whether such defect and failure of the equipment result in whole or in part from the design, manufacture, marketing or distribution of the Equipment or from the failure of LESSOR to warn any person of any such defect.

         16. No Assignment by LESSOR. Neither this Agreement nor LESS OR's right hereunder shall be assigned by LESSOR except with LESSEE's prior written consent upon not less than 15 days prior written request from LESSOR identifying the proposed assignee. The conditions hereof shall bind any permitted successors and assigns of LESSOR.

         17. No Assignment by LESSEE. Neither this Agreement nor LESSEE's right hereunder shall be assigned by LESSEE except with LESSOR's prior written consent upon not less than 15 days prior written request from LESSEE identifying the proposed assignee. The conditions hereof shall bind any permitted successors and assigns of LESSEE.

         18. Quiet Enjoyment. Conditioned upon LESSEE's performing the conditions hereof, LESSEE shall peaceably and quietly hold, possess and use the Equipment during said term without hindrance. 19. Representations: LESSEE agrees and affirms that:

                  (a) information supplied and statements made by it in any financial or credit statement or application for credit prior to this Agreement are true and correct;


                               Exhibit A--Page 5

                  (b) no financing statement which could be construed to cover the Equipment, is on file in any public office and there is no adverse lien, security interest or encumbrances created by LESSEE which can attach to the Equipment; and

                  (c) THERE ARE NO EXPRESS WARRANTIES WITH RESPECT TO THE EQUIPMENT UNLESS THEY APPEAR IN WRITING SIGNED BY LESSOR AND THERE ARE NO IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION WITH THE LEASE OF THE EQUIPMENT WHICH EXTEND BEYOND THE FACE HEREOF.

         20. Enforceability and Irrevocability. If any part hereof is contrary to, prohibited by or deemed invalid under applicable laws or regulations of any jurisdiction, such provision shall be inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof. LESSEE admits the receipt of a true copy of this Agreement. This Agreement is irrevocable for the full term hereof and for the aggregate rental herein reserved, and the rent shall not abate by reason of termination of LESSEE's right of possession and/or the taking of possession by LESSOR or for any other reason.

         21. No Conditional Sale. It is the intention of the parties hereto to hereby create a lease on the Equipment described herein, and not a conditional sale. To provide solely for the eventuality that a court might hold this to be a conditional sale, LESSOR hereby retains a purchase money security interest to secure payment of the sales price of the Equipment as determined by such court, and LESSEE grants to LESSOR all rights given to a secured party under the Uniform Commercial Code in addition to LESSOR's other rights hereunder. It is the intention of the parties that the Equipment shall be deemed personal property and that it not be deemed a fixture, even though it may be attached in some manner to realty. To provide solely for the eventuality that a court might also hold the Equipment to be a fixture, the parties state for the purpose of complying with the legal requirements for a financing statement that collateral is or includes fixtures and the Equipment is affixed or is to be affixed to the lands described in the Schedule.

         22. Miscellaneous:

                  (a) No covenant of this Agreement can be waived or changed except by the written consent of LESSOR. Forbearance or indulgence by LESSOR in any regard whatsoever shall not constitute a waiver or change of the covenant or condition to be performed by LESSEE to which the same may apply, and, until complete performance by LESSEE of said covenant or condition, LESSOR shall be entitled to invoke any remedy available to LESSOR under this Agreement or by law or equity despite said forbearance or indulgence. Waiver by LESSOR of any LESSEE default shall not waive any other LESSEE default. No covenant of this Agreement can be waived or changed except by the written consent of LESSEE. Forbearance or indulgence by LESSEE in any regard whatsoever shall not constitute a waiver or change of the covenant or condition to be performed by LESSOR to which the same may apply, and, until, complete performance by LESSOR of said covenant or condition, LESSEE shall be entitled to invoke any remedy available to LESSEE under this Agreement or by law or equity despite said


                               Exhibit A--Page 6
         forbearance or indulgence. Waiver by LESSEE of any LESSOR default shall not waive any other LESSOR default;

                  (b) Any written notice provided or permitted to be given under this Agreement may be served by personal delivery or by registered or certified U.S. mail, addressed to the party to be notified, postage prepaid, return receipt requested. Notice deposited in the mail in any manner herein above described shall be deemed to have been given and received on the date of delivery as shown on the return receipt. Written notice may also be given by Federal Express or other nationally recognized courier service and shall be deemed to have been given and received on the date of delivery to the address by such service. Written notice served in any other manner (including by facsimile delivery) shall be deemed to have been given and received only if and when actually received by the addressee. For the purpose of notice, the addresses of the parties shall be as follows:

                  LESSOR:

                  Natural Gas Acquisition Corporation
                  2911 SCR 1260
                  Midland, Texas 79706
                  Attention: Scott Sparkman
                  Telephone: (915) 563-3974
                  Fax: (915) 563-5567

                  LESSEE:

                  Dominion Exploration & Production, Inc.
                  c/o Dominion Midwest Energy, Inc.
                  226 East 16th Street
                  Traverse City, Michigan 49684
                  Attention: Ray Barnhart
                  Telephone: (231) 922-7302
                  Fax: (231) 922-0892

                  (c) "LESSOR" and "LESSEE" as used in this Agreement shall include the heirs, executors, administrators, successors and/or assigns of such parties;

                  (d) If more than one party executes this Agreement as LESSEE, their obligations under this Agreement shall be joint and several;

                  (e) This Agreement, including without limitation, its interpretation, validity, construction, breach, and enforcement, and the rights and obligations of the Parties hereunder, shall be governed exclusively by the law of the State of Michigan (excluding any conflicts of law rules which might apply or refer the matter to the law of another jurisdiction).


                               Exhibit A--Page 7

                  (f) LESSOR and LESSEE agree that jurisdictional venue of any lawsuit arising from or in connection with the terms of this Agreement shall be in Grand Traverse County, Michigan. Both parties waive the right to a jury trial;

                  (g) No representation or promise has been made by either party to the other as an inducement to enter into this Agreement. LESSOR does not in any way or for any purposes become a partner of LESSEE, or a joint venture, or a member of a joint enterprise with LESSEE.

         23. Maintenance Time and Mechanical Availability.

                  (a) LESSOR represents that each compressor unit will provide 95% mechanical availability. LESSOR and LESSEE agree that 95% mechanical availability means the unit will not be mechanically unavailable more than 36 hours per month. Should LESSOR fail to provide 95% mechanical availability during any calendar month after the first thirty days of operation, LESSOR will reduce that month's invoice 1/684 for each 1 hour below 684 hours that a unit is not mechanically available for that calendar month (the "penalty"), provided that daily operating reports have been received by LESSOR each month in accordance with the contract terms. The penalty shall not begin to accrue until twelve (12) hours after LESSEE notifies LESSOR that unit is not mechanically available. Down-time for LESSEE's convenience or wellbore or pipeline shut-ins, the negligence of LESSEE or a breach of LESSEE's obligations hereunder, will be considered mechanically available time for the purpose of calculating monthly mechanical availability.

                  (b) A request for credit with substantiation of downtime must be given to LESSOR in writing within fifteen days of the month in which percentage of mechanical availability was not made. The mechanical availability for the previous calendar month will be assumed to have been met unless otherwise notified.

                  (c) Should LESSOR fail to provide the required percentage of mechanical availability for three consecutive months, a meeting shall be held between LESSOR and LESSEE to evaluate the reason(s) for failing to provide the required percentage of mechanical availability. If the reason(s) are found to be mechanical, LESSOR shall have an additional sixty days to provide the required percentage of mechanical availability after such meeting. If the reason(s) are found to be changes in the operating conditions as set forth in Schedule A, the LESSOR shall be deemed to have met its requirements under this section in providing the required percentage of mechanical availability.

                  (d) Either party has the right to terminate this Agreement for a particular piece of Equipment at any time and upon thirty days written notice to the other party, should LESSOR fail to correct the reason(s) for not providing the required percentage of mechanical availability after the prescribed time periods and remedies.

         24. Full Maintenance Terms. If the parties have agreed on a Schedule A that the rental of a piece of Equipment is to be on a full maintenance basis, the terms of Schedule B to this Agreement shall apply to that piece of Equipment.


                               Exhibit A--Page 8

         EXECUTED this 21st day of March, 2001.

                                    LESSOR:

WITNESS:                            NATURAL GAS ACQUISITION
                                    CORPORATION

                                    By
---------------------                 -------------------------------------
                                    Its
                                       -------------------------------------

                                    LESSEE:

WITNESS:                            DOMINION EXPLORATION &
                                    PRODUCTION, INC.


                                    By
---------------------                 -------------------------------------
                                    Its
                                       -------------------------------------


                               Exhibit A--Page 9